As filed with the Securities and Exchange Commission on February 3, 1999
Registration No. 2-92661


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933



Pre-Effective Amendment No.          [ ]



Post-Effective Amendment No.         [ ]


Fidelity Income Fund
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, MA   02109
(Address Of Principal Executive Offices)

Registrant's Telephone Number  (617) 563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon Section 24(f). Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.

It is proposed that this filing will become effective on March 5, 1999, pursuant to Rule 488.

Fidelity Ginnie Mae Fund

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Facing Page
Contents of Registration Statement
Cross Reference Sheet
Solicitation Letter to Shareholders
Form of Proxy Card
Notice of Special Meeting
Part A - Proxy Statement and Prospectus
Part B - Statement of Additional Information
Part C - Other Information
Signature Page
Exhibits

FIDELITY INCOME FUND:
FIDELITY GINNIE MAE FUND

FORM N-14 CROSS REFERENCE SHEET

PART A
Form N-14 Item Number and         Prospectus/Proxy Statement
Caption                           Caption

1. Beginning of Registration      Cover Page
   Statement and Outside Front
   Cover Page of Prospectus

2. Beginning and Outside Back     Table of Contents
   Cover Page of Prospectus



3. Fee Table, Synopsis            Synopsis; Comparison of Other
   Information and Risk Factors   Policies of the Funds;
                                  Comparison of Principal Risk
                                  Factors; The Proposed
                                  Transaction

4. Information About the          Synopsis; The Proposed
   Transactions                   Transaction; Prospectus of
                                  Fidelity Ginnie Mae Fund
                                  dated September 21, 1998

5. Information About the          Synopsis; Comparison of Other
   Registrant                     Policies of the Funds;
                                  Comparison of Principal Risk
                                  Factors; Miscellaneous;
                                  Additional Information About
                                  Fidelity Ginnie Mae  Fund;
                                  Prospectus of Fidelity
                                  Ginnie Mae Fund dated
                                  September 21, 1998;
                                  Attachment I.

6. Information About the          Cover Page; Synopsis;
   Company Being Acquired         Comparison of Other Policies
                                  of the Funds; Comparison of
                                  Principal Risk Factors;
                                  Miscellaneous; Prospectus of
                                  Spartan Ginnie Mae  Fund
                                  dated October 20, 1998

7. Voting Information             Voting Information

8. Interest of Certain            Not applicable
   Persons and Experts

9. Additional Information         Not applicable
   Required for Reoffering
   by Persons Deemed to be
   Underwriters

PART B
Item Number and Caption          Statement of Additional
                                 Information Caption

10. Cover Page                   Cover Page

11. Table of Contents            Table of Contents

12. Additional Information       Prospectus and Statement of
    About the Registrant         Additional Information of
                                 Fidelity Ginnie Mae Fund
                                 dated September 21, 1998

13. Additional Information       Not applicable
    About the Company Being
    Acquired

14. Financial Statements         Financial Statements included
                                 in the Annual Report of
                                 Spartan Ginnie Mae Fund for
                                 the Fiscal Year Ended August
                                 31, 1998;
                                 Financial Statements included
                                 in the Annual Report of
                                 Fidelity Ginnie Mae Fund for
                                 the Fiscal Year Ended July
                                 31, 1998.
                                 Pro-Forma Financial
                                 Statements as of July 31, 1998

PART C Information required to be included in Part C is set forth under the appropriate item so numbered in Part C of this Registration
                                 Statement.

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to ask you for your vote on an important proposal to merge Spartan(Registered trademark) Ginnie Mae Fund into Fidelity Ginnie Mae Fund. A shareholder meeting is scheduled for May 19, 1999. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.

The fund's Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed merger is in shareholders' best interest. However, the final decision is up to you.

The proposed merger would give shareholders of Spartan Ginnie Mae the opportunity to participate in a larger fund with similar investment policies. The combined fund would also have lower expenses guaranteed through June 30, 2001. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.

Please read the enclosed materials and promptly cast your vote on the proxy card. You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (March 22, 1999). Your vote is extremely important, no matter how large or small your holdings may be.

VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.

If you have any questions before you vote, please call us at 1-800-544-8888. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer


Important information to help you understand and vote on the proposal

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?
You are being asked to approve a merger of Spartan Ginnie Mae Fund into Fidelity Ginnie Mae Fund.

WHAT IS THE REASON FOR AND ADVANTAGES OF THIS MERGER?
The proposed merger is part of a wider strategy by Fidelity to reduce the number of similar bond funds it manages. The combined fund would have lower expenses guaranteed through June 30, 2001, and similar investment policies.

DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?
Both funds are bond funds that seek high current income by investing primarily in GNMA (Government National Mortgage Association) securities whose interest and principal are guaranteed by the U.S. Government. In addition, both funds have similar portfolios in terms of holdings, interest rate risk, and average maturity.

WHO IS THE FUND MANAGER FOR THESE FUNDS?
Tom Silvia currently manages both funds and is expected to manage the combined fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?
Spartan Ginnie Mae Fund and Fidelity Ginnie Mae Fund have different contractual expense structures. Spartan Ginnie Mae Fund pays an all-inclusive management fee to Fidelity Management & Research Company
(FMR) while Fidelity Ginnie Mae Fund pays its management fees and other expenses separately. If the merger is approved the combined fund will retain Fidelity Ginnie Mae's current expense structure. However, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of average net assets through June 30, 2001. After that date, the combined fund's expenses could increase or decrease, as permitted by the Fidelity Ginnie Mae Fund management contract.

WHAT WILL BE THE NAME OF THE COMBINED FUND AFTER THE MERGER IS
COMPLETED?
If shareholders of Spartan Ginnie Mae Fund approve the merger of their fund into Fidelity Ginnie Mae Fund, the combined fund's name will remain Fidelity Ginnie Mae Fund.

IS THE MERGER A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?
Typically, the exchange of shares pursuant to a merger does not result in a gain or loss for federal income tax purposes.

WHAT WILL BE THE SIZE OF FIDELITY GINNIE MAE FUND AFTER THE MERGER AND HOW HAS THE FUND PERFORMED?
If the proposal is approved, the combined fund is anticipated to have over $1.5 billion in assets.




The table below shows average annual total returns for both Fidelity Ginnie Mae Fund and its Lipper peer group over the last 1, 3, 5, and 10 year periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998*

                             1 YEAR  3 YEARS  5 YEARS  10 YEARS

Fidelity Ginnie Mae Fund     6.39%   6.64%    6.74%    8.41%

Lipper GNMA Funds Average**  6.47%   6.36%    6.51%    8.30%

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF FIDELITY GINNIE MAE THAT I WILL RECEIVE?
As of the close of business of the New York Stock Exchange on the Closing Date of the merger, shareholders will receive the number of full and fractional shares of Fidelity Ginnie Mae Fund that is equal in value to the net asset value of their shares of Spartan Ginnie Mae Fund on that date. The anticipated closing date is May 27, 1999.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
To facilitate receiving sufficient votes, we will need to take further action. We or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (May 19, 1999), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?
Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of Spartan Ginnie Mae on the record date. The record date is March 22, 1999.

HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-8888.

HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

* Average annual total returns are historical and include changes in share price, reinvestment of dividends and capital gains, if any.
Share price, yield and return will vary.

** Lipper, Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Lipper averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

FOR MORE COMPLETE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT
CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Fidelity Distributors Corporation

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

FIDELITY UNION STREET TRUST: SPARTAN GINNIE MAE FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Union Street Trust: Spartan Ginnie Mae Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999 at 10:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date_____________, 1999
_______________________________________
_______________________________________
Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
  PROMPTLY IN ENCLOSED ENVELOPE

    cusip # 316448307/fund # 461

Please refer to the Proxy Statement discussion of this matter.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

----------------------------------------------------------------------
_____________________________________________________________________

1.  To approve an Agreement and   FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  1.
    Plan of Reorganization
    between Spartan Ginnie Mae
    Fund and Fidelity Ginnie Mae
    Fund, a fund of Fidelity
    Income Fund, providing for
    the transfer of all of the
    assets of Spartan Ginnie Mae
    Fund to Fidelity Ginnie Mae
    Fund in exchange solely for
    shares of beneficial
    interest in Fidelity Ginnie
    Mae Fund and the assumption
    by Fidelity Ginnie Mae Fund
    of Spartan Ginnie Mae Fund's
    liabilities, followed by the
    distribution of shares of
    Fidelity Ginnie Mae Fund to
    shareholders of Spartan
    Ginnie Mae Fund in
    liquidation of Spartan
    Ginnie Mae Fund.

SGM-PXC-399    cusip # 316448307/fund# 461

SPARTAN(Registered trademark) GINNIE MAE FUND
A FUND OF

FIDELITY UNION STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Spartan Ginnie Mae Fund:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Ginnie Mae Fund (Spartan Ginnie Mae) will be held at the office of Fidelity Union Street Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on May 19, 1999, at 10:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

 (1) To approve an Agreement and Plan of Reorganization between Spartan Ginnie Mae and Fidelity Income Fund: Fidelity Ginnie Mae Fund (Fidelity Ginnie Mae) providing for the transfer of all of the assets of Spartan Ginnie Mae to Fidelity Ginnie Mae in exchange solely for shares of beneficial interest of Fidelity Ginnie Mae and the assumption by Fidelity Ginnie Mae of Spartan Ginnie Mae's liabilities, followed by the distribution of Fidelity Ginnie Mae shares to shareholders of Spartan Ginnie Mae in liquidation of Spartan Ginnie Mae.

 The Board of Trustees has fixed the close of business on March 22, 1999 as the record date for the determination of the shareholders of Spartan Ginnie Mae entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

ERIC D. ROITER, Secretary

March 22, 1999

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

   REGISTRATION                               VALID SIGNATURE

A. 1           ABC Corp.                      John Smith, Treasurer

   2           ABC Corp.                      John Smith, Treasurer
               c/o John Smith, Treasurer

B. 1           ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee

   2           ABC Trust                      Ann B. Collins, Trustee

   3           Ann B. Collins, Trustee        Ann B. Collins, Trustee
               u/t/d 12/28/78

C. 1           Anthony B. Craft, Cust.        Anthony B. Craft
               F/b/o Anthony B. Craft, Jr.
               UGMA


SPARTAN(Registered trademark) GINNIE MAE FUND

A FUND OF

FIDELITY UNION STREET TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

PROXY STATEMENT AND PROSPECTUS

MARCH 22, 1999

 This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Spartan Ginnie Mae Fund (Spartan Ginnie
Mae), a fund of Fidelity Union Street Trust (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of Spartan Ginnie Mae and at any adjournments thereof (the Meeting). The Meeting will be held on May 19, 1999 at 10:00 a.m. Eastern time at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust.

 As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), Spartan Ginnie Mae would transfer all of its assets to Fidelity Income
Fund: Fidelity Ginnie Mae Fund (Fidelity Ginnie Mae) in exchange solely for shares of beneficial interest of Fidelity Ginnie Mae and the assumption by Fidelity Ginnie Mae of Spartan Ginnie Mae's liabilities. The number of shares to be issued in the proposed Reorganization will be based upon the relative net asset values of the funds at the time of the exchange. As provided in the Agreement, Spartan Ginnie Mae will distribute shares of Fidelity Ginnie Mae to its shareholders in liquidation of Spartan Ginnie Mae on May 27, 1999, or such other date as the parties may agree (the Closing Date).

 Fidelity Ginnie Mae is a bond fund, a diversified fund of Fidelity Income Fund, an open-end management investment company organized as a Massachusetts business trust on August 7, 1984. Fidelity Ginnie Mae's investment objective is to seek a high level of current income consistent with prudent investment risk, by investing primarily in mortgage-related securities. In seeking current income, the fund may also consider the potential for capital gain.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

 This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Fidelity Ginnie Mae that a shareholder should know before voting on the proposed Reorganization. The Statement of Additional Information dated March 22, 1999 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. This Proxy Statement is accompanied by the Prospectus dated September 21, 1998 and supplemented January 1, 1999, which offers shares of Fidelity Ginnie Mae. The Statement of Additional Information for Fidelity Ginnie Mae dated September 21, 1998 and supplemented October 8, 1998, is available upon request. Attachment 1 contains excerpts from the Annual Report of Fidelity Ginnie Mae dated July 31, 1998. The Prospectus and Statement of Additional Information for Fidelity Ginnie Mae have been filed with the SEC and are incorporated herein by reference. A Prospectus and Statement of Additional Information for Spartan Ginnie Mae, both dated October 20, 1998 and supplemented, in the case of the prospectus, on January 1, 1999, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting the trust or Fidelity Income Fund at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-8888.

TABLE OF CONTENTS

Voting Information                                                                           12
Synopsis                                                                                     13
Comparison Of Other Policies Of The Funds                                                    17
Comparison Of Principal Risk Factors                                                         18
The Proposed Transaction                                                                     18
Additional Information About Fidelity Ginnie Mae                                             21
Miscellaneous                                                                                23
Attachment 1- Excerpts From Annual Report Of Fidelity Ginnie Mae Fund Dated July 31, 1998    22
Exhibit 1. Form of Agreement and Plan of Reorganization between Spartan Ginnie Mae Fund and
Fidelity Ginnie Mae Fund

PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF

SPARTAN GINNIE MAE FUND
A FUND OF
FIDELITY UNION STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

TO BE HELD ON MAY 19, 1999
_________________________________
VOTING INFORMATION

 This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Union Street Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Ginnie Mae Fund
(Spartan Ginnie Mae) and at any adjournments thereof (the Meeting), to be held on Wednesday, May 19, 1999 at 10:00 a.m. at 82 Devonshire
Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), Spartan
Ginnie Mae's investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice.
The solicitation is made primarily by the mailing of this Proxy
Statement and the accompanying proxy card on or about March 22, 1999.
Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc.
and/or Management Information Services Corp. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $3,000. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted
FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal.
Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 Spartan Ginnie Mae may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $4,000. The expenses in connection with telephone voting will be borne by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 On November 30, 1998 there were 63,494,036.819 and 97,654,630.651 shares issued and outstanding for Spartan Ginnie Mae and Fidelity
Ginnie Mae Fund (Fidelity Ginnie Mae), respectively. Shareholders of record at the close of business on March 22, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

 As of November 30, 1998, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

 To the knowledge of the trust and Fidelity Income Fund, no shareholder owned of record or beneficially 5% or more of the outstanding shares of each fund on that date. It is not anticipated that any shareholders will own of record or beneficially 5% or more of the outstanding shares of the combined fund as a result of the Reorganization.

VOTE REQUIRED: APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE
VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF SPARTAN
GINNIE MAE. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT),
THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS
THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING
SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE
HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE
PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE
OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED
"PRESENT" FOR THIS PURPOSE.

SYNOPSIS

 The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of Spartan Ginnie Mae and Fidelity Ginnie Mae, which are incorporated herein by this reference. Shareholders should read the entire Proxy
Statement and the Prospectus of Fidelity Ginnie Mae carefully for more complete information.

 The proposed reorganization (the Reorganization) would merge Spartan
Ginnie Mae into Fidelity Ginnie Mae, a bond fund also managed by FMR.
If the Reorganization is approved, Spartan Ginnie Mae will cease to exist and current shareholders of the fund will become shareholders of Fidelity Ginnie Mae instead.

INVESTMENT OBJECTIVES AND POLICIES

 The following summarizes the investment objective and policy differences, if any, between Spartan Ginnie Mae and Fidelity Ginnie
Mae.

 Spartan Ginnie Mae and Fidelity Ginnie Mae have substantially similar investment objectives and policies. Each fund's investment objective is to seek high current income by investing in mortgage securities issued by the Government National Mortgage Association (Ginnie Maes).
When consistent with its goal, each fund may also consider the potential for capital gain.

 FMR normally invests at least 65% of each fund's total assets in Ginnie Maes. Ginnie Maes are government securities that are interests in pools of mortgage loans. Their principal and interest payments are fully guaranteed by the U.S. Government, making them high-quality investments. Each fund may also invest in other U.S. Government securities and instruments related to U.S. Government securities.
Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties.

 Each fund is managed to have similar overall interest rate risk to the Lehman Brothers GNMA Index (the GNMA Index), a market capitalization weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years and that are issued by the Government National Mortgage
Association. As of November 30, 1998, the average maturities of Spartan Ginnie Mae, Fidelity Ginnie Mae and the GNMA Index were approximately 5.4 years, 5.2 years and 5.5 years, respectively.

EXPENSE STRUCTURES

 The funds differ in their expense structures. Each fund pays a monthly management fee to FMR. Spartan Ginnie Mae pays an all-inclusive management fee to FMR (at an annual rate of 0.65% of average net assets) which covers substantially all of the fund's expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses). Fidelity Ginnie Mae, by contrast, pays its management fee and other expenses separately. Its management fee and other expenses, as a percentage of its average net assets, vary from year to year. Fidelity Ginnie Mae's total operating expenses (the sum of its management fee and other expenses) were 0.74% (before reimbursement) of its average net assets for the fiscal year ended
July 31, 1998. Effective June 27, 1998, FMR voluntarily agreed to reimburse Fidelity Ginnie Mae to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.65% of its average net assets. If the Reorganization is approved, FMR has agreed to limit the combined fund's total operating expenses to 0.63% of its average net assets through June 30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses). After that date, the combined fund's expenses could increase.

In sum, the proposed merger would provide Spartan Ginnie Mae shareholders with the opportunity to participate in a larger Ginnie
Mae fund with a similar investment objective, strategies and interest rate risk and expenses guaranteed to be lower than Spartan Ginnie
Mae's for more than two years.

 The Board of Trustees believes that the Reorganization would benefit
Spartan Ginnie Mae shareholders and recommends that shareholders vote in favor of the Reorganization.

THE PROPOSED REORGANIZATION

 Shareholders of Spartan Ginnie Mae will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Fidelity Ginnie Mae of all of the assets of Spartan Ginnie Mae in exchange solely for shares of Fidelity
Ginnie Mae and the assumption by Fidelity Ginnie Mae of the liabilities of Spartan Ginnie Mae. Spartan Ginnie Mae will then distribute the shares of Fidelity Ginnie Mae to its respective shareholders, so that each shareholder will receive the number of full and fractional shares of Fidelity Ginnie Mae equal in value to the aggregate net asset value of the shareholder's shares of Spartan
Ginnie Mae on the Closing Date (defined below). The exchange of
Spartan Ginnie Mae's assets for Fidelity Ginnie Mae's shares will occur as of the close of business of the New York Stock Exchange
(NYSE) on May 27, 1999, or such other time and date as the parties may agree (the Closing Date). Spartan Ginnie Mae will then be liquidated as soon as practicable thereafter. Approval of the Reorganization will be determined solely by approval of the shareholders of Spartan Ginnie
Mae.

 The funds have received an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes either to Spartan Ginnie Mae or Fidelity Ginnie Mae or to the shareholders of either fund. The rights and privileges of the former shareholders of Spartan Ginnie Mae and Fidelity Ginnie Mae will be effectively unchanged by the Reorganization (except as described on page 10 under the heading "Forms of Organization").

COMPARATIVE FEE TABLES

 Each fund pays a management fee to FMR for managing its investments and business affairs which is calculated and paid to FMR every month.

 Spartan Ginnie Mae pays FMR a management fee at an annual rate of 0.65% of its average net assets. FMR not only provides the fund with investment advisory and research services, but also pays all of the fund's expenses, with the exception of fees and expenses of the non-interested Trustees; interest; taxes; brokerage commissions (if any); and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The management fee the fund pays FMR is reduced by an amount equal to the fees and expenses paid by that fund to the non-interested Trustees.

 In contrast, Fidelity Ginnie Mae pays its management fee and other expenses separately. Fidelity Ginnie Mae's management fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's monthly average net assets.
The group fee rate is based on the monthly average net assets of all mutual funds advised by FMR. In addition to the management fee payable by the fund, Fidelity Ginnie Mae also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. For the 12 months ended
July 31, 1998 Fidelity Ginnie Mae's total management fee rate and total operating expense ratio were 0.44% and 0.72% (after reimbursement), respectively. Effective June 27, 1998, FMR has voluntarily agreed to limit the total operating expenses of Fidelity
Ginnie Mae to 0.65% of average net assets (excluding interest, taxes, brokerage commissions and extraordinary expenses).

 If shareholders approve the Reorganization, the combined fund will retain Fidelity Ginnie Mae's expense structure, requiring payment of a management fee and other operating expenses. FMR has agreed to limit the combined fund's expense ratio to 0.63% of its average net assets through June 30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses). This expense limitation would lower Spartan Ginnie Mae's total operating expenses from 0.65% to 0.63% beginning on the first business day after the effective date of the Reorganization through June 30, 2001. After June 30, 2001, the combined fund's expenses could increase. If the proposed
Reorganization is not approved, Spartan Ginnie Mae will maintain its current fee structure. For more information about the funds' current fees, refer to their Prospectuses.

 The following table shows the fees and expenses of Spartan Ginnie Mae and Fidelity Ginnie Mae for the 12 months ended July 31, 1998, adjusted, in the case of Fidelity Ginnie Mae, to reflect current fees, and pro forma fees for the combined fund based on the same time period after giving effect to the Reorganization and including the effect of FMR's guaranteed expense limitation of 0.63% of average net assets through June 30, 2001 (excluding interest, taxes, brokerage commissions and extraordinary expenses).

ANNUAL FUND OPERATING EXPENSES

 Annual fund operating expenses are paid out of each fund's assets.
Expenses are factored into each fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses, adjusted, in the case of Fidelity Ginnie Mae, to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund.

                          Spartan      Fidelity Ginnie Mae*  Pro Forma
                          Ginnie Mae                         Expenses** -
                                                             Combined Fund

Management Fee            0.65%        0.35% (after          0.37%  (after
                                       reimbursement)        reimbursement)

12b-1 Fee                 None         None                  None

Other Expenses            0.00%        0.30%                 0.26%

Total Operating Expenses  0.65%        0.65% (after          0.63% (after
                                       reimbursement)        reimbursement)

* Effective June 27, 1998, FMR has voluntarily agreed to reimburse
Fidelity Ginnie Mae to the extent that the management fee, other expenses and total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.65% of its average net assets. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, of Fidelity Ginnie Mae would have been 0.44%, 0.30% and 0.74%, respectively.

** If the Reorganization is approved, FMR has agreed to limit the total operating expenses of the combined fund to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. Had the pro forma expenses of the combined fund not included the effect of FMR's voluntary expense limitations, the combined fund's management fee, other expenses and total operating expenses would be 0.43%, 0.26% and 0.69%, respectively.

EXAMPLES OF EFFECT OF FUND EXPENSES

 The following table illustrates the expenses on a hypothetical $1,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return.

          Spartan     Fidelity       Combined Fund (Pro Forma)***
          Ginnie Mae  Ginnie Mae***

1 year    $7          $7             $6

3 years   $21         $21            $20

5 years   $36         $36            $35

10 years  $81         $81            $79

***After FMR Reimbursement

 These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund
Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

FORMS OF ORGANIZATION

 Spartan Ginnie Mae is a non-diversified fund of Fidelity Union Street
Trust, an open-end management investment company organized as a Massachusetts business trust on March 1, 1974. Fidelity Ginnie Mae is a diversified fund of Fidelity Income Fund, an open-end management investment company organized as a Massachusetts business trust on August 7, 1984. Each trust is authorized to issue an unlimited number of shares of beneficial interest. The Declaration of Trust under which Fidelity Ginnie Mae is organized permits the Trustees, subject to the Investment Company Act of 1940 and applicable state law, to reorganize or terminate the trust or any of its series without shareholder approval. Also, it permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. The
Declaration of Trust under which Spartan Ginnie Mae is organized requires shareholder approval to reorganize or terminate the trust or any of its series and to amend the Declaration of Trust. Therefore, if the Reorganization is approved, the former shareholders of Spartan
Ginnie Mae would become shareholders of a fund organized under a Declaration of Trust that gives Trustees broader powers, subject to the limitations of the 1940 Act and applicable state law. For more information regarding shareholder rights, refer to the section of the funds' Statements of Additional Information called "Description of the Trust."

INVESTMENT OBJECTIVES AND POLICIES

 Spartan Ginnie Mae and Fidelity Ginnie Mae have substantially similar investment objectives. Spartan Ginnie Mae seeks a high level of current income. Fidelity Ginnie Mae seeks a high level of current income consistent with prudent investment risk, by investing primarily in mortgage-related securities. In seeking current income, Fidelity
Ginnie Mae may also consider the potential for capital gain.

 Spartan Ginnie Mae and Fidelity Ginnie Mae also have substantially similar investment strategies. FMR normally invests at least 65% of each fund's total assets in Ginnie Maes. Each fund may also invest in other U.S. Government securities and instruments related to U.S.
Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties.

 FMR manages each fund to have similar overall interest rate risk to the GNMA Index. As of November 30, 1998, the average maturities of Spartan Ginnie Mae, Fidelity Ginnie Mae and the GNMA Index were 5.4 years, 5.2 years and 5.5 years, respectively.

 The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval. The differences between the funds discussed above, except as noted, could be changed without a vote of shareholders.

PERFORMANCE COMPARISONS OF THE FUNDS

 The following table compares the funds' annual total returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

                        ANNUAL TOTAL RETURNS
                      (PERIOD ENDED DECEMBER 31)
                          1994      1995     1996    1997



Fidelity Ginnie Mae Fund   (2.00)%   16.60%   4.86%   8.70%



Spartan Ginnie Mae Fund*   (1.51)%   16.66%   4.98%   8.95%

*If FMR had not reimbursed certain fund expenses during these periods, returns for Spartan Ginnie Mae would have been lower.

 The following table compares each fund's individual cumulative returns for the periods indicated. Please note that total returns are based on past results and are not an indication of future performance.

                  CUMULATIVE TOTAL RETURNS
              (PERIODS ENDED DECEMBER 31, 1997)
                          1 Year  3 Year



Fidelity Ginnie Mae Fund   8.70%   32.91%



Spartan Ginnie Mae Fund*   8.95%   33.42%

*If FMR had not reimbursed certain fund expenses during these periods, returns for Spartan Ginnie Mae would have been lower.

 The tables above show that the funds have experienced relatively comparable performance over the time periods shown, with Spartan
Ginnie Mae slightly outperforming Fidelity Ginnie Mae. Differences in performance may be attributed, in part, to the funds' different expense structures.

 The following graph shows the value of a hypothetical $10,000 investment in each fund made on December 31, 1995, assuming all distributions are reinvested. The graph compares the cumulative returns of the funds on a monthly basis from December 31, 1995 to November 30, 1998, and illustrates the relative volatility of their performance over shorter periods of time.

         Spartan Ginnie Mae          Fidelity Ginnie Mae
             00461                       00015
  1995/12/31      10000.00                    10000.00
  1996/01/31      10073.18                    10062.44
  1996/02/29       9989.31                     9986.82
  1996/03/31       9964.01                     9965.95
  1996/04/30       9936.45                     9934.11
  1996/05/31       9897.61                     9983.41
  1996/06/30      10011.72                    10004.08
  1996/07/31      10047.01                    10040.49
  1996/08/31      10050.69                    10047.25
  1996/09/30      10209.06                    10198.06
  1996/10/31      10400.79                    10399.09
  1996/11/30      10553.00                    10543.78
  1996/12/31      10497.50                    10485.78
  1997/01/31      10566.63                    10554.45
  1997/02/28      10591.15                    10583.01
  1997/03/31      10483.32                    10474.17
  1997/04/30      10653.01                    10633.65
  1997/05/31      10758.69                    10733.28
  1997/06/30      10884.79                    10863.52
  1997/07/31      11077.22                    11055.31
  1997/08/31      11063.17                    11034.48
  1997/09/30      11192.18                    11166.49
  1997/10/31      11310.49                    11278.38
  1997/11/30      11339.50                    11296.58
  1997/12/31      11436.78                    11398.18
  1998/01/31      11545.64                    11501.07
  1998/02/28      11574.97                    11519.70
  1998/03/31      11617.91                    11562.12
  1998/04/30      11680.80                    11635.18
  1998/05/31      11777.18                    11719.04
  1998/06/30      11805.08                    11747.57
  1998/07/31      11868.17                    11808.43
  1998/08/31      11965.55                    11901.16
  1998/09/30      12121.88                    12048.24
  1998/10/31      12090.26                    12020.19
  1998/11/30      12163.71                    12079.30
  1998/12/31      12213.21                    12126.07
IMATRL PRASUN   SHR__CHT 19981231 19990127 150634 R00000000000099

COMPARISON OF OTHER POLICIES OF THE FUNDS

 DIVERSIFICATION. Spartan Ginnie Mae is a non-diversified fund. In order to qualify as a regulated investment company under the Internal
Revenue Code of 1986, as amended (the Code), the Code generally requires Spartan Ginnie Mae to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of Spartan Ginnie Mae's total assets are invested in securities of any one issuer. However, the Code allows unlimited investments in cash, cash items, government securities and securities of other investment companies. Fidelity
Ginnie Mae, by contrast, is a diversified fund. As a matter of fundamental policy, with respect to 75% of Fidelity Ginnie Mae's total assets, Fidelity Ginnie Mae may not invest more than 5% of its total assets in the securities of a single issuer, and Fidelity Ginnie Mae may not hold more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies. Fidelity
Ginnie Mae is therefore required to maintain broader diversification among its investments than Spartan Ginnie Mae.

 BORROWING. Each fund may borrow money from banks or from other funds advised by FMR, or through reverse repurchase agreements. As a matter of fundamental policy, each fund may borrow money for temporary or emergency purposes, but not in an amount exceeding 33-1/3% of its total assets.

 LENDING. Each fund does not currently intend to lend assets, other than securities, to other parties, except by lending money (up to 7.5% of the fund's net assets) to other funds or portfolios advised by FMR or an affiliate, or by acquiring loans, loan participations, or other forms of direct debt instruments. As a matter of fundamental policy, each fund may not lend more than 33-1/3% of its total assets to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

 TEMPORARY DEFENSIVE POLICIES. FMR normally invests each fund's assets according to the fund's investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market instruments or short-term debt instruments for temporary defensive purposes.

As stated above, for more information about the risks and restrictions associated with these policies, see each fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.

OPERATIONS OF FIDELITY GINNIE MAE FOLLOWING THE REORGANIZATION

 FMR does not expect Fidelity Ginnie Mae to change its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Fidelity Ginnie Mae in their current capacities.
Thomas Silvia, who is currently the Portfolio Manager of Fidelity
Ginnie Mae and Spartan Ginnie Mae, is expected to continue to be responsible for portfolio management of Fidelity Ginnie Mae after the Reorganization.

 All of the current investments of Spartan Ginnie Mae are permissible investments for Fidelity Ginnie Mae. Nevertheless, FMR may sell securities held by Spartan Ginnie Mae or Fidelity Ginnie Mae between the time of shareholder approval and the Closing Date. Transaction costs associated with such adjustments that occur between shareholder approval and the Closing Date will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Fidelity Ginnie Mae.

PURCHASES AND REDEMPTIONS

 The price to buy one share of each fund is each fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Shares are purchased at the next NAV calculated after an investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

 The redemption policies for each fund are identical. The price to sell one share of each fund is the fund's NAV. Shares will be sold at the next NAV calculated after an order is received in proper form.
Each fund's NAV is normally calculated each business day at 4:00 p.m.
Eastern time. Refer to each fund's Prospectus for more information regarding how to buy or sell shares.

 For Spartan Ginnie Mae, the minimum initial investment amount is $10,000, the minimum additional investment amount is $1,000, and the minimum account balance is $5,000. For Fidelity Ginnie Mae, the minimum initial investment amount is $2,500, the minimum additional investment amount is $250, and the minimum account balance is $2,000.
If shareholders of Spartan Ginnie Mae approve the Reorganization, they would become shareholders of a fund with lower minimum investment and balance requirements than Spartan Ginnie Mae.

 On June 26, 1998, Spartan Ginnie Mae closed to new accounts pending the Reorganization. Spartan Ginnie Mae shareholders on or prior to that date can continue to purchase shares of the fund. Shareholders of each fund may redeem shares through the Closing Date of the Reorganization. If the Reorganization is approved, the purchase and redemption policies of Fidelity Ginnie Mae will remain unchanged.

EXCHANGES

 The exchange privilege currently offered by each fund is the same and is not expected to change after the Reorganization. Shareholders of the funds may exchange their shares of a fund for shares of any other
Fidelity fund available in a shareholder's state.

DIVIDENDS AND OTHER DISTRIBUTIONS

 Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each fund declares income dividends daily and pays them monthly. Spartan Ginnie Mae normally distributes capital gains in October and December. Fidelity Ginnie
Mae normally distributes capital gains in September and December. On or before the Closing Date, Spartan Ginnie Mae may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain. Due largely to pay-downs on mortgage securities, a portion of such distributions may be non-taxable.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

 Each fund has received an opinion of its counsel, Kirkpatrick &
Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code.
Accordingly, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.

 As of September 30, 1998, Fidelity Ginnie Mae and Spartan Ginnie Mae had net unrealized gains of approximately $18,290,832 and $11,635,740, respectively. During the period between shareholder approval and the Closing Date, FMR may sell certain securities to make portfolio adjustments in connection with the Reorganization. Selling these securities may result in realization of capital gains, which, when distributed, would be taxable to the selling fund's shareholders.

 As of August 31, 1998, Spartan Ginnie Mae had capital loss carryforwards for federal income tax purposes of approximately
$10,012,000. As of July 31, 1998, Fidelity Ginnie Mae had capital loss carry forwards for federal income tax purposes of approximately
$15,434,000. Under current federal tax law, Fidelity Ginnie Mae may be limited to using only a portion, if any, of its capital loss carryforwards or the capital loss carryforwards transferred by Spartan
Ginnie Mae at the time of the Reorganization. There is no assurance that Fidelity Ginnie Mae will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforwards attributable to Spartan Ginnie Mae will expire between July 31, 2002 and July 31, 2003, and the capital loss carryforwards attributed to Fidelity Ginnie Mae will expire between July 31, 2003 and July 31, 2004.

COMPARISON OF PRINCIPAL RISK FACTORS

 Because each fund invests primarily in Ginnie Mae securities and is managed to have similar overall interest rate risk to the GNMA Index, the funds have substantially similar levels of investment risk.
Because each fund invests in securities that represent interests in pools of mortgage loans, each fund is exposed to prepayment risk, which can lower the funds' yields, particularly in periods of declining interest rates. The reaction of mortgage securities to changes in interest rates can be difficult to predict because mortgage securities are subject to prepayment of principal and interest and can be structured in a complex manner. In determining a security's maturity for purposes of calculating a fund's average maturity, an estimate of the average time for its principal to be paid may be used.
This can be substantially shorter than its stated final maturity.

 As a non-diversified fund, Spartan Ginnie Mae has the ability to invest a greater percentage of its assets in the securities of a single issuer than does Fidelity Ginnie Mae. Thus, changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer have the potential to have a greater impact on a non-diversified fund such as Spartan Ginnie Mae than such changes might have on a diversified fund such as Fidelity Ginnie Mae.

THE PROPOSED TRANSACTION

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN
GINNIE MAE AND FIDELITY GINNIE MAE.

REORGANIZATION PLAN

 The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

 The Agreement contemplates (a) Fidelity Ginnie Mae acquiring as of the Closing Date all of the assets of Spartan Ginnie Mae in exchange solely for shares of Fidelity Ginnie Mae and the assumption by Fidelity Ginnie Mae of Spartan Ginnie Mae's liabilities; and (b) the distribution of shares of Fidelity Ginnie Mae to the shareholders of Spartan Ginnie Mae as provided for in the Agreement.

 The assets of Spartan Ginnie Mae to be acquired by Fidelity Ginnie
Mae include all cash, cash equivalents, securities, receivables
(including interest or dividends receivables), claims, chooses in action, and other property owned by Spartan Ginnie Mae, and any deferred or prepaid expenses shown as an asset on the books of Spartan
Ginnie Mae on the Closing Date. Fidelity Ginnie Mae will assume from
Spartan Ginnie Mae all liabilities, debts, obligations, and duties of Spartan Ginnie Mae of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that Spartan Ginnie Mae will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Fidelity Ginnie Mae also will deliver to Spartan Ginnie Mae the number of full and fractional shares of Fidelity Ginnie Mae having an aggregate net asset value equal to the value of the assets of Spartan Ginnie Mae less the liabilities of Spartan Ginnie Mae as of the Closing Date. Spartan Ginnie Mae shall then distribute the Fidelity Ginnie Mae shares PRO RATA to its shareholders.

 The value of Spartan Ginnie Mae's assets to be acquired by Fidelity
Ginnie Mae and the amount of its liabilities to be assumed by Fidelity
Ginnie Mae will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Spartan Ginnie Mae's then-current Prospectus and Statement of
Additional Information. The net asset value of a share of Fidelity
Ginnie Mae will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and Statement of Additional Information.

 As of the Closing Date, Spartan Ginnie Mae will distribute to its shareholders of record the shares of Fidelity Ginnie Mae it received, so that each Spartan Ginnie Mae shareholder will receive the number of full and fractional shares of Fidelity Ginnie Mae equal in value to the aggregate net asset value of shares of Spartan Ginnie Mae held by such shareholder on the Closing Date; Spartan Ginnie Mae will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Fidelity Ginnie
Mae in the names of the Spartan Ginnie Mae shareholders and by transferring thereto shares of Fidelity Ginnie Mae. Each Spartan
Ginnie Mae shareholder's account shall be credited with the respective
PRO RATA number of full and fractional shares (rounded to the third decimal place) of Fidelity Ginnie Mae due that shareholder. Fidelity
Ginnie Mae shall not issue certificates representing its shares in connection with such exchange.

 Accordingly, immediately after the Reorganization, each former
Spartan Ginnie Mae shareholder will own shares of Fidelity Ginnie Mae equal to the aggregate net asset value of that shareholder's shares of Spartan Ginnie Mae immediately prior to the Reorganization. The net asset value per share of Fidelity Ginnie Mae will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

 Any transfer taxes payable upon issuance of shares of Fidelity Ginnie
Mae in a name other than that of the registered holder of the shares on the books of Spartan Ginnie Mae as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Spartan Ginnie Mae is and will continue to be its responsibility up to and including the date on which it is terminated.

 Pursuant to its all-inclusive management contract with Spartan Ginnie
Mae, FMR will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. However, there may be some transaction costs associated with portfolio adjustments to Spartan Ginnie Mae and Fidelity Ginnie
Mae due to the Reorganization prior to the Closing Date which will be borne by Spartan Ginnie Mae and Fidelity Ginnie Mae, respectively. Any transaction costs associated with portfolio adjustments to Spartan
Ginnie Mae and Fidelity Ginnie Mae due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Fidelity Ginnie Mae which occur after the Closing Date will be borne by Fidelity Ginnie Mae. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.

 The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended, modified or supplemented in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the meeting.

REASONS FOR THE REORGANIZATION

 The Boards of Trustees (the Boards) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

 In considering the Reorganization, the Boards considered a number of factors, including the following:

 (1) the compatibility of the funds' investment objectives and policies;
 (2)  the historical performance of the funds;
 (3)  the relative expense ratios of the funds;
 (4) the costs to be incurred by each fund as a result of the Reorganization;
 (5)  the tax consequences of the Reorganization;
 (6)  the relative size of the funds;
 (7)  the elimination of similar funds;
 (8) the impact of changes to the taxable bond product line on the funds and their shareholders; and
 (9)  the benefit to FMR and to the shareholders of the funds.

FMR recommended the Reorganization to the Boards at a meeting of the Boards on November 19, 1998. In recommending the Reorganization, FMR advised the Boards that the funds have similar investment objectives, policies, and investment portfolios. In particular, FMR informed the Boards that the funds differed primarily with respect to their expense structures and initial and additional investment and account balance minimums.

 The Boards considered that the proposed merger would provide shareholders of Spartan Ginnie Mae with a fund that has comparable historical performance on a year-to-year and cumulative basis.

 In addition, the Boards also considered that if the Reorganization is approved, FMR would voluntarily limit the combined fund's total operating expenses to 0.63% of its average net assets (excluding interest, taxes, brokerage commissions, and extraordinary expenses) through June 30, 2001. This expense limitation would reduce the total operating expenses of Spartan Ginnie Mae from 0.65% to 0.63% of its average net assets.

 Finally, the Boards considered the proposed Reorganization in the context of a general goal of reducing the number of similar funds managed by FMR. While the reduction of similar funds and funds with lower assets potentially would benefit FMR, it should also benefit shareholders by facilitating increased operational efficiencies.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

 Fidelity Income Fund (the trust) is registered with the SEC as an open-end management investment company. The trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Fidelity Ginnie Mae is one of four funds of the trust. Each share of Fidelity Ginnie Mae represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity Ginnie Mae is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Fidelity Ginnie Mae have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."

 The trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing
Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees.
Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS

 The exchange of Spartan Ginnie Mae's assets for Fidelity Ginnie Mae's shares and the assumption of the liabilities of Spartan Ginnie Mae by Fidelity Ginnie Mae is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to Spartan Ginnie Mae and
Fidelity Ginnie Mae, substantially to the effect that:

 (i) The acquisition by Fidelity Ginnie Mae of all of the assets of Spartan Ginnie Mae solely in exchange for Fidelity Ginnie Mae shares and the assumption by Fidelity Ginnie Mae of Spartan Ginnie Mae's liabilities, followed by the distribution by Spartan Ginnie Mae of Fidelity Ginnie Mae shares to the shareholders of Spartan Ginnie Mae pursuant to the liquidation of Spartan Ginnie Mae and constructively in exchange for their Spartan Ginnie Mae shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Spartan Ginnie Mae and Fidelity Ginnie Mae will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

 (ii) No gain or loss will be recognized by Spartan Ginnie Mae upon the transfer of all of its assets to Fidelity Ginnie Mae in exchange solely for Fidelity Ginnie Mae shares and Fidelity Ginnie Mae's assumption of Spartan Ginnie Mae's liabilities, followed by Spartan
Ginnie Mae's subsequent distribution of those shares to its shareholders in liquidation of Spartan Ginnie Mae;

 (iii) No gain or loss will be recognized by Fidelity Ginnie Mae upon the receipt of the assets of Spartan Ginnie Mae in exchange solely for Fidelity Ginnie Mae shares and its assumption of Spartan Ginnie Mae's liabilities;

 (iv) The shareholders of Spartan Ginnie Mae will recognize no gain or loss upon the exchange of their Spartan Ginnie Mae shares solely for Fidelity Ginnie Mae shares;

 (v) The basis of Spartan Ginnie Mae's assets in the hands of Fidelity
Ginnie Mae will be the same as the basis of those assets in the hands of Spartan Ginnie Mae immediately prior to the Reorganization, and the holding period of those assets in the hands of Fidelity Ginnie Mae will include the holding period of those assets in the hands of Spartan Ginnie Mae;

 (vi) The basis of Spartan Ginnie Mae shareholders in Fidelity Ginnie
Mae shares will be the same as their basis in Spartan Ginnie Mae shares to be surrendered in exchange therefor; and

 (vii) The holding period of the Fidelity Ginnie Mae shares to be received by the Spartan Ginnie Mae shareholders will include the period during which the Spartan Ginnie Mae shares to be surrendered in exchange therefor were held, provided such Spartan Ginnie Mae shares were held as capital assets by those shareholders on the date of the Reorganization.

 Shareholders of Spartan Ginnie Mae should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

COMBINED CAPITALIZATION

 The following table shows the capitalization of the funds as of July
31, 1998 and on a pro forma combined basis (unaudited) as of that date giving effect to both Reorganizations.

                         NET ASSETS      NAV PER SHARE  SHARES OUTSTANDING



Spartan Ginnie Mae       $667,426,201    10.16          65,662,073

Fidelity Ginnie Mae      $917,229,648    10.87          84,361,995

Pro Forma Combined Fund  $1,584,655,849  10.87          145,762,749

CONCLUSION

 The Agreement and the transactions provided for therein were approved by the Boards at a meeting held on November 19, 1998. The Boards of Trustees of Fidelity Union Street Trust and Fidelity Income Fund determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of Spartan Ginnie Mae and Fidelity Ginnie Mae would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, Spartan Ginnie Mae will continue to engage in business as a fund of a registered investment company and the Board of Trustees of Fidelity Union Street Trust will consider other proposals for the reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT FIDELITY GINNIE MAE

 Fidelity Ginnie Mae's Prospectus, dated September 21, 1998 and supplemented on January 1, 1999, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The prospectus also contains Fidelity Ginnie Mae's financial highlights for the fiscal year ended July 31, 1998, as shown below:

FIDELITY GINNIE MAE FUND


Selected Per-Share Data and
Ratios

Years ended July 31           1998      1997      1996      1995      1994      1993      1992      1991      1990

Net asset value, beginning    $ 10.850  $ 10.530  $ 10.640  $ 10.360  $ 11.260  $ 11.060  $ 10.650  $ 10.370  $ 10.420
of period

Income from Investment         .714B     .720B     .688      .721      .582      .800      .833      .845      .891
Operations  Net investment
 income

 Net realized and              .004      .310      (.107)    .292      (.650)    .083      .373      .288      (.099)
unrealized gain (loss)

 Total from investment         .718      1.030     .581      1.013     (.068)    .883      1.206     1.133     .792
operations

Less Distributions  From       (.698)    (.710)    (.691)    (.713)    (.582)    (.683)    (.796)    (.853)    (.842)
net   investment income

 From net   realized gain      --        --        --        --        (.190)    --        --        --        --

 In excess of net              --        --        --        (.020)    (.060)    --        --        --        --
realized gain

 Total distributions          (.698)    (.710)    (.691)    (.733)    (.832)    (.683)    (.796)    (.853)    (.842)

Net asset value, end of      $ 10.870  $ 10.850  $ 10.530  $ 10.640  $ 10.360  $ 11.260  $ 11.060  $ 10.650  $ 10.370
period

Total returnA                 6.81%     10.11%    5.55%     10.26%    (.63)%    8.23%     11.65%    11.36%    8.01%

Net assets, end of period    $ 917     $ 822     $ 790     $ 767     $ 769     $ 976     $ 914     $ 797     $ 658
(in millions)

Ratio of expenses to          .72%C     .76%      .76%      .75%      .82%      .80%      .80%      .83%      .83%
average net assets

Ratio of expenses to          .72%      .75%D     .75%D     .75%      .82%      .80%      .80%      .83%      .83%
average net assets after
expense reductions

Ratio of net investment       6.58%     6.75%     6.69%     7.24%     7.03%     7.26%     7.73%     8.24%     8.71%
income to average  net assets

Portfolio turnover rate       172%      98%       107%      210%      303%      259%      114%      125%      96%



Selected Per-Share Data and
Ratios

Years ended July 31           1989

Net asset value, beginning    $ 10.020
of period

Income from Investment         .916
Operations  Net investment
 income

 Net realized and              .322
unrealized gain (loss)

 Total from investment         1.238
operations

Less Distributions  From       (.838)
net   investment income

 From net   realized gain      --

 In excess of net              --
realized gain

 Total distributions          (.838)

Net asset value, end of      $ 10.420
period

Total returnA                 13.00%

Net assets, end of period    $ 651
(in millions)

Ratio of expenses to          .85%
average net assets

Ratio of expenses to          .85%
average net assets after
expense reductions

Ratio of net investment       9.03%
income to average  net assets

Portfolio turnover rate       291%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

MISCELLANEOUS

 LEGAL MATTERS. Certain legal matters in connection with the issuance of Fidelity Ginnie Mae shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to the trust.

 EXPERTS. The audited financial statements of Spartan Ginnie Mae and Fidelity Ginnie Mae incorporated by reference into the Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Report to Shareholders for the fiscal years ended August 31, 1998 and July 31, 1998, respectively. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

 AVAILABLE INFORMATION. Fidelity Union Street Trust and Fidelity Income Fund are each subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the SEC. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

 NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Fidelity Union Street Trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

ATTACHMENT 1

EXCERPTS FROM ANNUAL REPORT OF FIDELITY GINNIE MAE FUND DATED JULY 31,
1998

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JULY 31, 1998   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

Fidelity Ginnie Mae Fund      6.81%        6.34%         8.37%

Lehman Brothers GNMA Index    7.46%        7.01%         9.25%

Salomon Brothers GNMA Index   7.37%        6.94%         9.27%

Lipper GNMA Funds Average     6.81%        6.11%         8.27%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS

             Ginnie Mae                  LB GNMA
             00015                       LB020
  1988/07/31      10000.00                    10000.00
  1988/08/31      10014.21                    10011.68
  1988/09/30      10213.94                    10269.83
  1988/10/31      10392.46                    10497.02
  1988/11/30      10287.00                    10351.89
  1988/12/31      10232.83                    10294.65
  1989/01/31      10395.62                    10460.81
  1989/02/28      10341.76                    10399.49
  1989/03/31      10353.94                    10412.63
  1989/04/30      10556.05                    10636.61
  1989/05/31      10824.61                    10961.34
  1989/06/30      11115.48                    11267.96
  1989/07/31      11300.02                    11502.75
  1989/08/31      11193.52                    11359.95
  1989/09/30      11220.03                    11431.78
  1989/10/31      11459.68                    11696.06
  1989/11/30      11569.99                    11829.81
  1989/12/31      11649.80                    11909.82
  1990/01/31      11522.15                    11809.66
  1990/02/28      11589.08                    11875.07
  1990/03/31      11611.79                    11906.03
  1990/04/30      11481.24                    11800.61
  1990/05/31      11847.88                    12170.31
  1990/06/30      12014.39                    12357.79
  1990/07/31      12205.44                    12586.15
  1990/08/31      12174.15                    12416.48
  1990/09/30      12249.62                    12511.97
  1990/10/31      12385.10                    12666.45
  1990/11/30      12663.64                    12954.09
  1990/12/31      12873.07                    13169.31
  1991/01/31      13035.14                    13366.14
  1991/02/28      13087.75                    13477.11
  1991/03/31      13178.96                    13574.35
  1991/04/30      13276.58                    13701.67
  1991/05/31      13377.36                    13813.51
  1991/06/30      13393.50                    13839.80
  1991/07/31      13592.08                    14076.33
  1991/08/31      13834.46                    14337.99
  1991/09/30      14038.45                    14590.59
  1991/10/31      14229.50                    14831.50
  1991/11/30      14305.83                    14934.30
  1991/12/31      14619.57                    15282.39
  1992/01/31      14498.31                    15093.16
  1992/02/29      14653.27                    15251.14
  1992/03/31      14567.01                    15164.41
  1992/04/30      14691.56                    15303.70
  1992/05/31      14935.29                    15573.24
  1992/06/30      15102.46                    15763.64
  1992/07/31      15175.76                    15901.76
  1992/08/31      15343.57                    16114.36
  1992/09/30      15453.88                    16257.74
  1992/10/31      15328.96                    16135.97
  1992/11/30      15407.52                    16209.55
  1992/12/31      15599.02                    16414.85
  1993/01/31      15804.92                    16621.31
  1993/02/28      15945.38                    16790.09
  1993/03/31      16032.67                    16882.08
  1993/04/30      16087.55                    16943.70
  1993/05/31      16179.82                    17059.92
  1993/06/30      16338.36                    17198.63
  1993/07/31      16424.19                    17271.05
  1993/08/31      16465.04                    17313.98
  1993/09/30      16465.98                    17328.88
  1993/10/31      16522.28                    17358.66
  1993/11/30      16426.89                    17333.84
  1993/12/31      16552.48                    17494.74
  1994/01/31      16738.77                    17632.29
  1994/02/28      16581.19                    17544.68
  1994/03/31      16164.81                    17071.02
  1994/04/30      16035.53                    16954.21
  1994/05/31      16049.83                    17002.69
  1994/06/30      15995.56                    16977.86
  1994/07/31      16320.21                    17309.02
  1994/08/31      16360.87                    17362.17
  1994/09/30      16133.19                    17117.74
  1994/10/31      16112.48                    17090.59
  1994/11/30      16060.55                    17042.40
  1994/12/31      16222.05                    17231.63
  1995/01/31      16564.45                    17588.48
  1995/02/28      16990.50                    18051.92
  1995/03/31      17074.58                    18140.40
  1995/04/30      17305.96                    18409.06
  1995/05/31      17837.90                    18971.21
  1995/06/30      17941.11                    19100.28
  1995/07/31      17993.92                    19140.58
  1995/08/31      18161.82                    19337.40
  1995/09/30      18341.20                    19526.63
  1995/10/31      18490.23                    19686.66
  1995/11/30      18694.23                    19914.15
  1995/12/31      18915.67                    20169.96
  1996/01/31      19033.79                    20310.42
  1996/02/29      18890.75                    20158.57
  1996/03/31      18851.27                    20107.17
  1996/04/30      18791.04                    20054.61
  1996/05/31      18714.05                    19987.15
  1996/06/30      18923.40                    20249.68
  1996/07/31      18992.27                    20325.90
  1996/08/31      19005.04                    20334.66
  1996/09/30      19290.32                    20675.15
  1996/10/31      19670.58                    21093.33
  1996/11/30      19944.27                    21400.25
  1996/12/31      19834.56                    21285.77
  1997/01/31      19964.45                    21449.30
  1997/02/28      20018.47                    21526.69
  1997/03/31      19812.61                    21314.39
  1997/04/30      20114.26                    21663.94
  1997/05/31      20302.71                    21886.17
  1997/06/30      20549.08                    22145.49
  1997/07/31      20911.86                    22547.31
  1997/08/31      20872.47                    22499.12
  1997/09/30      21122.17                    22798.15
  1997/10/31      21333.81                    23035.86
  1997/11/30      21368.24                    23106.53
  1997/12/31      21560.43                    23315.03
  1998/01/31      21755.04                    23540.18
  1998/02/28      21790.29                    23592.75
  1998/03/31      21870.52                    23692.62
  1998/04/30      22008.73                    23830.16
  1998/05/31      22167.36                    23992.82
  1998/06/30      22221.33                    24093.86
  1998/07/31      22336.44                    24229.35
IMATRL PRASUN   SHR__CHT 19980731 19980811 133226 R00000000000123


$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity GNMA Fund on July 31, 1988. As the chart shows, by July 31, 1998, the value of the investment would have grown to $22,336 -- a 123.36% increase on the initial investment. For comparison, look at how the Lehman Brothers GNMA Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $24,229 -- a 142.29% increase. The fund will compare its performance to that of the Lehman Brothers GNMA Index rather than the Salomon Brothers GNMA Index. The indexes include the same types of bonds, and their performance is not materially different. The fund recently changed to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity bond funds. For comparison purposes, both indexes are shown above.

MARKET RECAP

Investors worldwide flocked to the
perceived safe haven of U.S. bonds
amid a sharp sell-off in Russian
bonds, weakness in overseas
markets and concerns about U.S.
corporate profits. The Lehman
Brothers Aggregate Bond Index -
a broad gauge of the U.S. taxable
bond market - returned 7.87%
during the 12-month period that
ended July 31, 1998. In the fourth
quarter of 1997 and the first half of
1998, global market volatility and
low interest rates were the main
stories behind bond market
performance. As investors moved
assets from stocks and riskier bonds
to highly rated corporate bonds
and U.S. Treasuries, bond yields -
which move in the opposite
direction of bond prices - fell to
their lowest levels in decades. The
yield on the benchmark 30-year
bond fell to 5.70% from 6.50%
during the period. The Lehman
Brothers Corporate Bond Index
returned 7.35% for the past 12
months as corporate bond investors
benefited from domestic economic
stability and high demand for yield.
The period ended on a positive note
for bonds when the National
Association of Purchasing
Management's July index fell to
49.1, below the 49.8 reading
expected. A reading above 50
indicates an expansion in the
manufacturing economy, while
one below 50 points to a contraction.
The report also indicated there
were no new signs of inflationary
pressure. Since inflation erodes the
value of fixed-income holdings such
as bonds, this was positive news for
bond investors.

An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Ginnie Mae Fund

Q. HOW DID THE FUND PERFORM, CURT?

A. For the 12-month period that ended July 31, 1998, the fund had a total return of 6.81%. To get a sense of how the fund did relative to its competitors, the GNMA funds average also returned 6.81% for the same one-year period, according to Lipper Analytical Services. Additionally, the Lehman Brothers GNMA Index - which tracks the types of securities in which the fund invests - returned 7.46%.

Q. MORTGAGE-BACKED SECURITIES, INCLUDING GINNIE MAE SECURITIES,
OUTPACED TREASURIES THROUGHOUT MUCH OF THE PAST YEAR, BUT RECENTLY HAVE LAGGED THEM. WHAT ACCOUNTED FOR THAT SHIFT?

A. Because interest rates fell substantially over the past year, home sales and mortgage refinancings have occurred at or near record rates so far this year. Those transactions, in turn, prompted a significant rise in the prepayment of mortgage-backed securities. As prepayment activity accelerated, mortgage security prices came under pressure. While refinancings often put money in consumers' pockets, they take steady long-term streams of payments away from holders of mortgage-backed securities. When refinancings step up, many mortgage security holders must find a new place to put their money - usually at lower interest rates.

Q. WHICH HOLDINGS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The fund's holdings in securities containing loans that originated between five and 10 years ago was relatively light throughout the year, a strategy that proved beneficial for the fund. Those securities proved to be less immune to prepayment activity in the face of substantial interest-rate declines than many observers first thought. On the other hand, the fund's stake in loans originated in early 1998 with coupons - the interest rate the borrower promises to pay - of 7.5% and 8.0% was relatively heavy. In large part because of the newness of the underlying mortgages and the very slight risk that the mortgage holders would turn around and refinance just months after taking out the loan, these securities offered relatively good protection against prepayment. They were bid up in response.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. I wouldn't point to a specific security that was a disappointment or that meaningfully detracted from the fund's performance. However, I'd point to the ever-decreasing number of opportunities to find securities that offered good protection against prepayment, at a reasonable price. In previous years, there were occasions when a particular coupon became cheap, but that hasn't been the case for some time.

Q. WHAT WERE THE OTHER KEY ELEMENTS TO YOUR STRATEGY?

A. I kept the fund's duration - or interest-rate sensitivity - neutral. By that I mean I didn't structure the fund to benefit from interest rates moving higher or lower. I believe that it is extremely difficult to predict the direction of interest rates with any regular success over an extended time period. As a result, I kept duration in line with the market rather than making it more or less sensitive based on where I think interest rates are headed. Additionally, by keeping the fund's investments evenly spread across the various coupons available in the mortgage market, I have attempted to position the fund to perform well whether interest rates rise, fall or remain stable.

Q. WHAT'S YOUR OUTLOOK FOR THE GINNIE MAE MARKET?

A. I believe that prepayments will continue at a fairly quick pace until interest rates stabilize or move higher. As is always the case, the direction of interest rates will be the main factor that determines the performance of mortgage securities. But since I'm not in the business of forecasting interest rates, I won't try to predict where rates will end up six months or a year from today. I'll continue to focus on finding securities that I believe will offer the best total-return potential, whether interest rates are heading higher, lower or remain the same.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH JULY 31, 1998. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. CURT HOLLINGSWORTH WAS THE PORTFOLIO MANAGER OF THE FUND THROUGH DECEMBER 6, 1998. EFFECTIVE DECEMBER 7, 1998, THOMAS SILVIA IS THE FUND'S PORTFOLIO MANAGER.

EXHIBIT 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of March 22, 1999, by and between Fidelity Union Street Trust, a Massachusetts business trust, on behalf of its series Spartan Ginnie Mae Fund (Spartan Ginnie Mae), and Fidelity Income Fund, a Massachusetts business trust, on behalf of its series Fidelity Ginnie Mae Fund (Fidelity Ginnie Mae). Fidelity Union Street Trust and Fidelity Income Fund may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Ginnie Mae and Spartan Ginnie Mae may be referred to herein collectively as the "Funds" or each individually as a "Fund."

 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Spartan Ginnie Mae to Fidelity Ginnie Mae solely in exchange for shares of beneficial interest in Fidelity Ginnie Mae (the Fidelity Ginnie Mae Shares) and the assumption by Fidelity Ginnie Mae of Spartan Ginnie Mae's liabilities; and (b) the constructive distribution of such shares by Spartan Ginnie Mae pro rata to its shareholders in complete liquidation and termination of Spartan Ginnie Mae in exchange for all of Spartan Ginnie Mae's outstanding shares. Spartan Ginnie Mae shall receive shares of Fidelity Ginnie Mae having an aggregate net asset value equal to the value of the assets of Spartan Ginnie Mae on the Closing Date (as defined in Section 6), which Spartan Ginnie Mae shall then distribute pro rata to its shareholders. The foregoing transactions are referred to herein as the "Reorganization."

 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1.  REPRESENTATIONS AND WARRANTIES OF SPARTAN GINNIE MAE. SPARTAN
GINNIE MAE REPRESENTS AND WARRANTS TO AND AGREES WITH FIDELITY GINNIE
MAE THAT:

 (a) Spartan Ginnie Mae is a series of Fidelity Union Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Union Street Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Spartan Ginnie Mae dated October 20, 1998, and supplemented December 7, 1998, previously furnished to Fidelity Ginnie Mae, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Spartan Ginnie Mae, threatened against Spartan Ginnie Mae which assert liability on the part of Spartan Ginnie Mae. Spartan Ginnie Mae knows of no facts which might form the basis for the institution of such proceedings;

 (e) Spartan Ginnie Mae is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Restated Declaration of Trust or By-laws, or, to the knowledge of Spartan Ginnie Mae, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Spartan Ginnie Mae is a party or by which Spartan Ginnie Mae is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Spartan Ginnie Mae is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Spartan Ginnie Mae at August 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Fidelity Ginnie Mae together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended February 28, 1999. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Spartan Ginnie Mae has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of August 31, 1998 and those incurred in the ordinary course of Spartan Ginnie Mae's business as an investment company since August 31, 1998;

 (h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Income Fund on Form N-14 relating to the shares of Fidelity Ginnie Mae issuable hereunder and the proxy statement of Spartan Ginnie Mae included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Spartan Ginnie Mae (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Spartan Ginnie Mae, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (i) All material contracts and commitments of Spartan Ginnie Mae (other than this Agreement) will be terminated without liability to Spartan Ginnie Mae prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

 (j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Spartan Ginnie Mae of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (k) Spartan Ginnie Mae has filed or will file all federal and state tax returns which, to the knowledge of Spartan Ginnie Mae's officers, are required to be filed by Spartan Ginnie Mae and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Spartan Ginnie Mae's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (l) Spartan Ginnie Mae has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

 (m) All of the issued and outstanding shares of Spartan Ginnie Mae are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and sold in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Spartan Ginnie Mae will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity Ginnie Mae in accordance with this Agreement;

 (n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Spartan Ginnie Mae will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Spartan Ginnie Mae to be transferred to Fidelity Ginnie Mae pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Spartan Ginnie Mae's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity Ginnie Mae will acquire Spartan Ginnie Mae's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity Ginnie Mae) and without any restrictions upon the transfer thereof; and

 (o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Spartan Ginnie Mae, and this Agreement constitutes a valid and binding obligation of Spartan Ginnie Mae enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF FIDELITY GINNIE MAE. FIDELITY GINNIE MAE REPRESENTS AND WARRANTS TO AND AGREES WITH SPARTAN GINNIE MAE THAT:

 (a) Fidelity Ginnie Mae is a series of Fidelity Income Fund, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

 (b) Fidelity Income Fund is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

 (c) The Prospectus and Statement of Additional Information of Fidelity Ginnie Mae, dated September 21, 1998, and supplemented on December 7, 1998 and October 8, 1998, respectively, previously furnished to Spartan Ginnie Mae did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity Ginnie Mae, threatened against Fidelity Ginnie Mae which assert liability on the part of Fidelity Ginnie Mae. Fidelity Ginnie Mae knows of no facts which might form the basis for the institution of such proceedings;

 (e) Fidelity Ginnie Mae is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity Ginnie Mae, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity Ginnie Mae is a party or by which Fidelity Ginnie Mae is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity Ginnie Mae is a party or is bound;

 (f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity Ginnie Mae at July 31, 1998, have been audited by PricewaterhouseCoopers LP, independent accountants, and have been furnished to Spartan Ginnie Mae together with such unaudited financial statements and schedule of investments (including market values) for the six month period ended January 31, 1999. Said Statements of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

 (g) Fidelity Ginnie Mae has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of July 31, 1998 and those incurred in the ordinary course of Fidelity Ginnie Mae's business as an investment company since July 31, 1998;

 (h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity Ginnie Mae of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

 (i) Fidelity Ginnie Mae has filed or will file all federal and state tax returns which, to the knowledge of Fidelity Ginnie Mae's officers, are required to be filed by Fidelity Ginnie Mae and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity Ginnie Mae's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

 (j) Fidelity Ginnie Mae has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on July 31, 1999;

 (k) As of the Closing Date, the shares of beneficial interest of Fidelity Ginnie Mae to be issued to Spartan Ginnie Mae will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Fidelity Ginnie Mae, and no shareholder of Fidelity Ginnie Mae will have any preemptive right of subscription or purchase in respect thereof;

 (l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity Ginnie Mae, and this Agreement constitutes a valid and binding obligation of Fidelity Ginnie Mae enforceable in accordance with its terms, subject to approval by the shareholders of Spartan Ginnie Mae;

 (m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity Ginnie Mae, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity Ginnie Mae, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

 (n) The issuance of the Fidelity Ginnie Mae Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

 (o) All of the issued and outstanding shares of beneficial interest of Fidelity Ginnie Mae have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

 (a) Subject to the requisite approval of the shareholders of Spartan Ginnie Mae and to the other terms and conditions contained herein, Spartan Ginnie Mae agrees to assign, sell, convey, transfer, and deliver to Fidelity Ginnie Mae as of the Closing Date all of the assets of Spartan Ginnie Mae of every kind and nature existing on the Closing Date. Fidelity Ginnie Mae agrees in exchange therefor: (i) to assume all of Spartan Ginnie Mae's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and
(ii) to issue and deliver to Spartan Ginnie Mae the number of full and fractional shares of Fidelity Ginnie Mae having an aggregate net asset value equal to the value of the assets of Spartan Ginnie Mae transferred hereunder, less the value of the liabilities of Spartan Ginnie Mae, determined as provided for under Section 4.

 (b) The assets of Spartan Ginnie Mae to be acquired by Fidelity Ginnie Mae shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, chooses in action, and other property owned by Spartan Ginnie Mae, and any deferred or prepaid expenses shown as an asset on the books of Spartan Ginnie Mae on the Closing Date. Spartan Ginnie Mae will pay or cause to be paid to Fidelity Ginnie Mae any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity Ginnie Mae hereunder, and Fidelity Ginnie Mae will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

 (c) The liabilities of Spartan Ginnie Mae to be assumed by Fidelity Ginnie Mae shall include (except as otherwise provided for herein) all of Spartan Ginnie Mae's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Spartan Ginnie Mae agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Spartan Ginnie Mae will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity Ginnie Mae Shares in exchange for such shareholders' shares of beneficial interest in Spartan Ginnie Mae and Spartan Ginnie Mae will be liquidated in accordance with Spartan Ginnie Mae's Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Fidelity Ginnie Mae's share transfer books in the names of the Spartan Ginnie Mae shareholders and transferring the Fidelity Ginnie Mae Shares thereto. Each Spartan Ginnie Mae shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Fidelity Ginnie Mae Shares due that shareholder. All outstanding Spartan Ginnie Mae shares, including any represented by certificates, shall simultaneously be canceled on Spartan Ginnie Mae's share transfer records. Fidelity Ginnie Mae shall not issue certificates representing the Fidelity Ginnie Mae Shares in connection with the Reorganization.

 (e) Any reporting responsibility of Spartan Ginnie Mae is and shall remain its responsibility up to and including the date on which it is terminated.

 (f) Any transfer taxes payable upon issuance of the Fidelity Ginnie Mae Shares in a name other than that of the registered holder on Spartan Ginnie Mae's books of the Spartan Ginnie Mae shares constructively exchanged for the Fidelity Ginnie Mae Shares shall be paid by the person to whom such Fidelity Ginnie Mae Shares are to be issued, as a condition of such transfer.

4. VALUATION.

 (a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the
Valuation Time).

 (b) As of the Closing Date, Fidelity Ginnie Mae will deliver to Spartan Ginnie Mae the number of Fidelity Ginnie Mae Shares having an aggregate net asset value equal to the value of the assets of Spartan Ginnie Mae transferred hereunder less the liabilities of Spartan Ginnie Mae, determined as provided in this Section 4.

 (c) The net asset value per share of the Fidelity Ginnie Mae Shares to be delivered to Spartan Ginnie Mae, the value of the assets of Spartan Ginnie Mae transferred hereunder, and the value of the liabilities of Spartan Ginnie Mae to be assumed hereunder shall in each case be determined as of the Valuation Time.

 (d) The net asset value per share of the Fidelity Ginnie Mae Shares shall be computed in the manner set forth in the then-current Fidelity Ginnie Mae Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Spartan Ginnie Mae shall be computed in the manner set forth in the then-current Spartan Ginnie Mae Prospectus and Statement of Additional Information.

 (e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Spartan Ginnie Mae and Fidelity Ginnie Mae.

5. FEES; EXPENSES.

 (a) Pursuant to Spartan Ginnie Mae's all-inclusive management contract with Fidelity Management & Research Company (FMR), FMR will pay all fees and expenses, including legal, accounting, printing, filing, and proxy solicitation expenses, portfolio transfer taxes (if any), or other similar expenses incurred in connection with the transactions contemplated by this Agreement (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Fidelity Ginnie Mae will be borne by Fidelity Ginnie Mae provided that they do not exceed the fund's 0.65% expense cap in effect since June 27, 1998. Expenses exceeding the fund's expense cap will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities).

 (b) Each of Fidelity Ginnie Mae and Spartan Ginnie Mae represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

 (a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on May 27, 1999, or at some other time, date, and place agreed to by Spartan Ginnie Mae and Fidelity Ginnie Mae (the Closing Date).

 (b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Spartan Ginnie Mae and the net asset value per share of Fidelity Ginnie Mae is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF SPARTAN GINNIE MAE.

 (a) Spartan Ginnie Mae agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Ginnie Mae as herein provided, adopting this Agreement, and authorizing the liquidation of Spartan Ginnie Mae.

 (b) Spartan Ginnie Mae agrees that as soon as reasonably practicable after distribution of the Fidelity Ginnie Mae Shares, Spartan Ginnie Mae shall be terminated as a series of Fidelity Union Street Trust pursuant to its Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Spartan Ginnie Mae shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF FIDELITY GINNIE MAE.

 (a) That Spartan Ginnie Mae furnishes to Fidelity Ginnie Mae a statement, dated as of the Closing Date, signed by an officer of Fidelity Union Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Spartan Ginnie Mae made in this Agreement are true and correct in all material respects and that Spartan Ginnie Mae has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

 (b) That Spartan Ginnie Mae furnishes Fidelity Ginnie Mae with copies of the resolutions, certified by an officer of Fidelity Union Street Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Ginnie Mae;

 (c) That, on or prior to the Closing Date, Spartan Ginnie Mae will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Spartan Ginnie Mae substantially all of Spartan Ginnie Mae's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

 (d) That Spartan Ginnie Mae shall deliver to Fidelity Ginnie Mae at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Spartan Ginnie Mae's behalf by its Treasurer or Assistant Treasurer;

 (e) That Spartan Ginnie Mae's custodian shall deliver to Fidelity Ginnie Mae a certificate identifying the assets of Spartan Ginnie Mae held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity Ginnie Mae; (ii) Spartan Ginnie Mae's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and
(iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

 (f) That Spartan Ginnie Mae's transfer agent shall deliver to Fidelity Ginnie Mae at the Closing a certificate setting forth the number of shares of Spartan Ginnie Mae outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

 (g) That Spartan Ginnie Mae calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Ginnie Mae as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Spartan Ginnie Mae;

 (h) That Spartan Ginnie Mae delivers to Fidelity Ginnie Mae a certificate of an officer of Fidelity Union Street Trust, dated as of the Closing Date, that there has been no material adverse change in Spartan Ginnie Mae's financial position since August 31, 1998, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

 (i) That all of the issued and outstanding shares of beneficial interest of Spartan Ginnie Mae shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Spartan Ginnie Mae or its transfer agent by Fidelity Ginnie Mae or its agents shall have revealed otherwise, Spartan Ginnie Mae shall have taken all actions that in the opinion of Fidelity Ginnie Mae are necessary to remedy any prior failure on the part of Spartan Ginnie Mae to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF SPARTAN GINNIE MAE.

 (a) That Fidelity Ginnie Mae shall have executed and delivered to Spartan Ginnie Mae an Assumption of Liabilities, certified by an officer of Fidelity Income Fund, dated as of the Closing Date pursuant to which Fidelity Ginnie Mae will assume all of the liabilities of Spartan Ginnie Mae existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

 (b) That Fidelity Ginnie Mae furnishes to Spartan Ginnie Mae a statement, dated as of the Closing Date, signed by an officer of Fidelity Income Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity Ginnie Mae made in this Agreement are true and correct in all material respects, and Fidelity Ginnie Mae has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

 (c) That Spartan Ginnie Mae shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Spartan Ginnie Mae and Fidelity Ginnie Mae, to the effect that the Fidelity Ginnie Mae Shares are duly authorized and upon delivery to Spartan Ginnie Mae as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Fidelity Ginnie Mae (except as disclosed in Fidelity Ginnie Mae's Statement of Additional Information) and no shareholder of Fidelity Ginnie Mae has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF FIDELITY GINNIE MAE AND SPARTAN
GINNIE MAE.

 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Spartan Ginnie Mae;

 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Fidelity Ginnie Mae or Spartan Ginnie Mae to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity Ginnie Mae or Spartan Ginnie Mae, provided that either party hereto may for itself waive any of such conditions;

 (c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

 (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

 (e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity Ginnie Mae and Spartan Ginnie Mae, threatened by the Commission; and

 (f) That Fidelity Ginnie Mae and Spartan Ginnie Mae shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Fidelity Ginnie Mae and Spartan Ginnie Mae that for federal income tax purposes:

  (i) The Reorganization will be a reorganization under section
368(a)(1)(C) of the Code, and Spartan Ginnie Mae and Fidelity Ginnie Mae will each be parties to the Reorganization under section 368(b) of the Code;

  (ii) No gain or loss will be recognized by Spartan Ginnie Mae upon the transfer of all of its assets to Fidelity Ginnie Mae in exchange solely for the Fidelity Ginnie Mae Shares and the assumption of Spartan Ginnie Mae's liabilities followed by the distribution of those Fidelity Ginnie Mae Shares to the shareholders of Spartan Ginnie Mae in liquidation of Spartan Ginnie Mae;

  (iii) No gain or loss will be recognized by Fidelity Ginnie Mae on the receipt of Spartan Ginnie Mae's assets in exchange solely for the Fidelity Ginnie Mae Shares and the assumption of Spartan Ginnie Mae's liabilities;

  (iv) The basis of Spartan Ginnie Mae's assets in the hands of Fidelity Ginnie Mae will be the same as the basis of such assets in Spartan Ginnie Mae's hands immediately prior to the Reorganization;

  (v) Fidelity Ginnie Mae's holding period in the assets to be received from Spartan Ginnie Mae will include Spartan Ginnie Mae's holding period in such assets;

  (vi) A Spartan Ginnie Mae shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in Spartan Ginnie Mae for the Fidelity Ginnie Mae Shares in the Reorganization;

  (vii) A Spartan Ginnie Mae shareholder's basis in the Fidelity
Ginnie Mae Shares to be received by him or her will be the same as his or her basis in the Spartan Ginnie Mae shares exchanged therefor;

  (viii) A Spartan Ginnie Mae shareholder's holding period for his or her Fidelity Ginnie Mae Shares will include the holding period of Spartan Ginnie Mae shares exchanged, provided that those Spartan Ginnie Mae shares were held as capital assets on the date of the Reorganization.

 Notwithstanding anything herein to the contrary, neither Spartan
Ginnie Mae nor Fidelity Ginnie Mae may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF FIDELITY GINNIE MAE AND SPARTAN GINNIE MAE.

 (a) Fidelity Ginnie Mae and Spartan Ginnie Mae each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

 (b) Spartan Ginnie Mae covenants that it is not acquiring the Fidelity Ginnie Mae Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

 (c) Spartan Ginnie Mae covenants that it will assist Fidelity Ginnie Mae in obtaining such information as Fidelity Ginnie Mae reasonably requests concerning the beneficial ownership of Spartan Ginnie Mae's shares; and

 (d) Spartan Ginnie Mae covenants that its liquidation and termination will be effected in the manner provided in its Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Spartan Ginnie Mae will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

 Fidelity Ginnie Mae and Spartan Ginnie Mae may terminate this
Agreement by mutual agreement. In addition, either Fidelity Ginnie Mae or Spartan Ginnie Mae may at its option terminate this Agreement at or prior to the Closing Date because:

 (i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

 (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

 In the event of any such termination, there shall be no liability for damages on the part of Spartan Ginnie Mae or Fidelity Ginnie Mae, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity Ginnie Mae or Spartan Ginnie Mae; provided, however, that following the shareholders' meeting called by Spartan Ginnie Mae pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity Ginnie Mae Shares to be paid to Spartan Ginnie Mae shareholders under this Agreement to the detriment of such shareholders without their further approval.

 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

 A copy of each Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.
[SIGNATURE LINES OMITTED]

SUPPLEMENT TO FIDELITY'S GOVERNMENT BOND FUNDS SEPTEMBER 21, 1998
PROSPECTUS

The following information replaces similar information found in the "Expenses" section on page 6.

INTERMEDIATE GOV'T INCOME

Management fee                  0.65%

12b-1 fee                       None

Other expenses                  0.00%

Total fund operating expenses   0.65%

The following information replaces similar information found in the "expenses" section on page 7.

INTERMEDIATE GOV'T INCOME
1 year    $ 7

3 years   $ 21

5 years   $ 36

10 years  $ 81

The following information replaces footnote D to the Financial
Highlights table for Fidelity Ginnie Mae Fund found on page 8.

FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

The following information replaces the biographical information for Curt Hollingsworth found in the "Charter" section on page 15.

Thomas Silvia is Vice President and manager of Ginnie Mae and Government Income, which he has managed since December 1998. He also manages other Fidelity funds. Mr. Silvia joined Fidelity as a senior mortgage trader in 1993. Previously, he was a quantitative analyst with Donaldson, Lufkin & Jenrette in New York from 1990 to 1993.

Andrew Dudley is Vice President and manager of Intermediate Government Income, which he has managed since December 1998. He also manages other Fidelity funds. Prior to joining Fidelity in 1996, Mr. Dudley was a portfolio manager for Putnam Investments from 1991 to 1996.


Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated September 21, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web Site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity(registered trademark) at 1-800-544-8888.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

GVT-pro-0998
1.537653.101

FIDELITY'S
GOVERNMENT BOND
FUNDS

Each of these funds seeks high current income by investing mainly in U.S. Government securities. The funds have different investment strategies, however, and carry varying degrees of risk and yield potential.

FIDELITY GINNIE MAE FUND
(fund number 015, trading symbol FGMNX)

FIDELITY GOVERNMENT INCOME FUND (formerly Fidelity Government
Securities Fund)
(fund number 054, trading symbol FGOVX)

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND (formerly
Spartan(registered trademark) Limited Maturity Government Fund)
(fund number 452, trading symbol FSTGX)

PROSPECTUS
SEPTEMBER 21, 1998

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
82 DEVONSHIRE STREET, BOSTON, MA 02109


CONTENTS


KEY FACTS                3   THE FUNDS AT A GLANCE

                         3   WHO MAY WANT TO INVEST

                         4   EXPENSES Each fund's yearly
                             operating expenses.

                         6   FINANCIAL HIGHLIGHTS A
                             summary of each fund's
                             financial data.

                         12  PERFORMANCE How each fund has
                             done over time.

THE FUNDS IN DETAIL      14  CHARTER How each fund is
                             organized.

                         15  INVESTMENT PRINCIPLES AND
                             RISKS Each fund's overall
                             approach to investing.

                         17  BREAKDOWN OF EXPENSES How
                             operating costs are
                             calculated and what they
                             include.

YOUR ACCOUNT             18  DOING BUSINESS WITH FIDELITY

                         18  TYPES OF ACCOUNTS Different
                             ways to set up your account,
                             including tax-advantaged
                             retirement plans.

                         20  HOW TO BUY SHARES Opening an
                             account and making
                             additional investments.

                         24  HOW TO SELL SHARES Taking
                             money out and closing your
                             account.

                         28  INVESTOR SERVICES Services to
                             help you manage your account.

SHAREHOLDER AND ACCOUNT  29  DIVIDENDS, CAPITAL GAINS,
POLICIES                     AND TAXES

                         30  TRANSACTION DETAILS Share
                             price calculations and the
                             timing of purchases and
                             redemptions.

                         31  EXCHANGE RESTRICTIONS

KEY FACTS


THE FUNDS AT A GLANCE

MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments(registered trademark), which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for some of the funds.

Beginning January 1, 1999, Fidelity Investments Money Management, Inc.
(FIMM), a subsidiary of FMR, will choose investments for the funds.

As with any mutual fund, there is no assurance that a fund will achieve its goal.

GINNIE MAE

GOAL: High current income.

STRATEGY: Invests mainly in mortgage securities issued by the Government National Mortgage Association (Ginnie Maes). FMR uses the Lehman Brothers GNMA Index as a guide in structuring the fund and selecting its investments.

SIZE: As of July 31, 1998, the fund had over $917 million in assets.

GOVERNMENT INCOME

GOAL: High current income with preservation of capital.

STRATEGY: Normally invests in U.S. Government securities and instruments related to U.S. Government securities. FMR uses the Lehman Brothers Government Bond Index as a guide in structuring the fund and selecting its investments.

SIZE: As of July 31, 1998, the fund had over $1.2 billion in assets.

INTERMEDIATE GOV'T INCOME

GOAL: High current income with preservation of capital.

STRATEGY: Normally invests in U.S. Government securities and instruments related to U.S. Government securities while maintaining a dollar-weighted average maturity of three to ten years. FMR uses the Lehman Brothers Intermediate Government Bond Index as a guide in structuring the fund and selecting its investments.

SIZE: As of July 31, 1998, the fund had over $703 million in assets.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who seek high current income from a portfolio of U.S. Government securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments.

The value of the funds' investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. Ginnie Mae's investments are also subject to prepayment risk, which can lower the fund's yield, particularly in periods of declining interest rates. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, the funds do not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS

Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. The funds
in this prospectus are in the
INCOME category.

(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.

(right arrow) INCOME Seeks income by
investing in bonds.

(solid bullet) GROWTH AND INCOME Seeks
long-term growth and income
by investing in stocks and
bonds.

(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell, or exchange shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 32, for an explanation of how and when these charges apply.

Sales charge on purchases and  None
reinvested distributions

Deferred sales charge on       None
redemptions

Annual account maintenance     $12.00
fee (for accounts under
$2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. FMR is responsible for the payment of all other expenses for Intermediate Government Income with certain limited exceptions. Each of Ginnie Mae and Government Income also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page 18).

The following figures are based on historical expenses, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund. In addition, on behalf of Intermediate Government Income, FMR has entered into arrangements with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce fund expenses. Each of Ginnie Mae and Government Income has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been 0.68% for Government Income.

GINNIE MAE

Management fee (after          0.35%
reimbursement)

12b-1 fee                      None

Other expenses                 0.30%

Total fund operating expenses  0.65%
(after reimbursement)

GOVERNMENT INCOME

Management fee                  0.44%

12b-1 fee                       None

Other expenses                  0.25%

Total fund operating expenses   0.69%

INTERMEDIATE GOV'T INCOME

Management fee (after          0.38%
reimbursement)

12b-1 fee                      None

Other expenses                 0.00%

Total fund operating expenses  0.38%
(after reimbursement)

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

GINNIE MAE

1 year    $ 7

3 years   $ 21

5 years   $ 36

10 years  $ 81

GOVERNMENT INCOME

1 year    $ 7

3 years   $ 22

5 years   $ 38

10 years  $ 86

INTERMEDIATE GOV'T INCOME

1 year    $ 4

3 years   $ 12

5 years   $ 21

10 years  $ 48

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.

Effective June 27, 1998, FMR has voluntarily agreed to reimburse Ginnie Mae to the extent that the management fee, other expenses and total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.65% of its average net assets. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, of the fund would have been 0.44%, 0.30% and 0.74%, respectively.

Effective March 1, 1997, FMR has voluntarily agreed to reimburse Intermediate Government Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.38% of its average net assets. If this agreement were not in effect, the management fee, other expenses, and total operating expenses would have been 0.65%, 0.00%, and 0.65%, respectively.

The reimbursement agreement for Intermediate Government Income will continue through December 31, 1998.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow have been audited by PricewaterhouseCoopers LLP, independent accountants. The funds' financial highlights, financial statements, and reports of the auditor are included in the funds' Annual Report, and are incorporated by reference into (are legally a part of) the funds' SAI. Contact
Fidelity for a free copy of an Annual Report or the SAI.

FIDELITY GINNIE MAE FUND

Selected Per-Share Data and
Ratios

Years ended July 31           1998      1997      1996      1995      1994      1993      1992      1991      1990

Net asset value, beginning    $ 10.850  $ 10.530  $ 10.640  $ 10.360  $ 11.260  $ 11.060  $ 10.650  $ 10.370  $ 10.420
of period

Income from Investment         .714B     .720B     .688      .721      .582      .800      .833      .845      .891
Operations  Net investment
 income

 Net realized and              .004      .310      (.107)    .292      (.650)    .083      .373      .288      (.099)
unrealized gain (loss)

 Total from investment         .718      1.030     .581      1.013     (.068)    .883      1.206     1.133     .792
operations

Less Distributions  From       (.698)    (.710)    (.691)    (.713)    (.582)    (.683)    (.796)    (.853)    (.842)
net   investment income

 From net   realized gain      --        --        --        --        (.190)    --        --        --        --

 In excess of net              --        --        --        (.020)    (.060)    --        --        --        --
realized gain

 Total distributions          (.698)    (.710)    (.691)    (.733)    (.832)    (.683)    (.796)    (.853)    (.842)

Net asset value, end of      $ 10.870  $ 10.850  $ 10.530  $ 10.640  $ 10.360  $ 11.260  $ 11.060  $ 10.650  $ 10.370
period

Total returnA                 6.81%     10.11%    5.55%     10.26%    (.63)%    8.23%     11.65%    11.36%    8.01%

Net assets, end of period    $ 917     $ 822     $ 790     $ 767     $ 769     $ 976     $ 914     $ 797     $ 658
(in millions)

Ratio of expenses to          .72%C     .76%      .76%      .75%      .82%      .80%      .80%      .83%      .83%
average net assets

Ratio of expenses to          .72%      .75%D     .75%D     .75%      .82%      .80%      .80%      .83%      .83%
average net assets after
expense reductions

Ratio of net investment       6.58%     6.75%     6.69%     7.24%     7.03%     7.26%     7.73%     8.24%     8.71%
income to average  net assets

Portfolio turnover rate       172%      98%       107%      210%      303%      259%      114%      125%      96%



Selected Per-Share Data and
Ratios

Years ended July 31           1989

Net asset value, beginning    $ 10.020
of period

Income from Investment         .916
Operations  Net investment
 income

 Net realized and              .322
unrealized gain (loss)

 Total from investment         1.238
operations

Less Distributions  From       (.838)
net   investment income

 From net   realized gain      --

 In excess of net              --
realized gain

 Total distributions          (.838)

Net asset value, end of      $ 10.420
period

Total returnA                 13.00%

Net assets, end of period    $ 651
(in millions)

Ratio of expenses to          .85%
average net assets

Ratio of expenses to          .85%
average net assets after
expense reductions

Ratio of net investment       9.03%
income to average  net assets

Portfolio turnover rate       291%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FIDELITY GOVERNMENT INCOME FUND

Selected Per-Share Data
and Ratios

Year ended July 31           1998E     1997D    1996D    1995D    1994D     1993D     1992F     1991G     1990G    1989G

Net asset value, beginning   $ 9.760   $ 9.620  $ 9.890  $ 9.330  $ 10.870  $ 10.500  $ 10.300  $ 9.640   $ 9.610  $ 9.270
of period

Income from Investment        .481I     .625I    .670     .625     .626      .672      .556      .801      .832     .784
Operations  Net investment
income

 Net realized and             .208      .175     (.299)   .564     (1.225)   .627      .198      .660      .030     .340
unrealized gain (loss)

 Total from investment        .689      .800     .371     1.189    (.599)    1.299     .754      1.461     .862     1.124
operations

Less Distributions  From      (.469)    (.660)   (.641)   (.609)   (.631)    (.679)    (.554)    (.801)    (.832)   (.784)
net   investment income

 From net realized gain       --        --       --       --       (.310)    (.250)    --        --        --       --

 In excess of net             --        --       --       (.020)   --        --        --        --        --       --
realized gain

 Total distributions          (.469)    (.660)   (.641)   (.629)   (.941)    (.929)    (.554)    (.801)    (.832)   (.784)

Net asset value,  end of     $ 9.980   $ 9.760  $ 9.620  $ 9.890  $ 9.330   $ 10.870  $ 10.500  $ 10.300  $ 9.640  $ 9.610
period

Total returnB,C               7.19%     8.61%    3.82%    13.21%   (5.81)%   13.18%    7.65%     15.96%    9.53%    12.62%

Net assets, end of period    $ 1,253   $ 1,023  $ 949    $ 897    $ 614     $ 729     $ 582     $ 522     $ 469    $ 560
(in millions)

Ratio of expenses to          .69%A     .73%     .72%     .71%     .69%      .69%      .70%A     .70%      .66%     .73%
average net assets

Ratio of expenses to          .68%A,H   .72%H    .71%H    .71%     .69%      .69%      .70%A     .70%      .66%     .73%
average net assets after
expense reductions

Ratio of net investment       5.82%A    6.48%    6.52%    6.36%    6.26%     6.40%     7.31%A    8.23%     8.84%    8.29%
income to average  net assets

Portfolio turnover rate       289%A     199%     124%     391%     402%      323%      219%A     257%      302%     312%



Selected Per-Share Data
and Ratios

Year ended July 31           1988G

Net asset value, beginning   $ 9.520
of period

Income from Investment        .839
Operations  Net investment
income

 Net realized and             (.250)
unrealized gain (loss)

 Total from investment        .589
operations

Less Distributions  From      (.839)
net   investment income

 From net realized gain       --

 In excess of net             --
realized gain

 Total distributions          (.839)

Net asset value,  end of     $ 9.270
period

Total returnB,C               6.36%

Net assets, end of period    $ 568
(in millions)

Ratio of expenses to          .79%
average net assets

Ratio of expenses to          .79%
average net assets after
expense reductions

Ratio of net investment       8.87%
income to average  net assets

Portfolio turnover rate       283%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D YEAR ENDED SEPTEMBER 30
E TEN MONTHS ENDED JULY 31,1998
F NINE MONTHS ENDED SEPTEMBER 30, 1992
G YEAR ENDED DECEMBER 31
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
I NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

Selected Per-Share Data
and Ratios

Years ended July 31          1998     1997     1996     1995     1994      1993      1992      1991      1990

Net asset value, beginning   $ 9.790  $ 9.650  $ 9.760  $ 9.610  $ 10.310  $ 10.180  $ 10.060  $ 9.930   $ 10.030
of period

Income from Investment        .652C    .675C    .678     .610     .470      .872      .836      .853      .816
Operations  Net investment
 income

 Net realized and             (.008)   .124     (.150)   .143     (.410)    (.087)    .021      .142      (.100)
unrealized gain (loss)

 Total from investment        .644     .799     .528     .753     .060      .785      .857      .995      .716
operations

Less Distributions  From      (.654)   (.659)   (.638)   (.603)   (.540)    (.605)    (.677)    (.845)    (.816)
net   investment income

 From net realized gain       --       --       --       --       --        (.050)    (.060)    (.020)    --

 In excess of net             --       --       --       --       (.220)    --        --        --        --
realized gain

 Total distributions          (.654)   (.659)   (.638)   (.603)   (.760)    (.655)    (.737)    (.865)    (.816)

Net asset value,  end of     $ 9.780  $ 9.790  $ 9.650  $ 9.760  $ 9.610   $ 10.310  $ 10.180  $ 10.060  $ 9.930
period

Total returnA,B               6.78%    8.56%    5.49%    8.16%    .57%      7.96%     8.78%     10.43%    7.49%

Net assets, end of period    $ 704    $ 704    $ 740    $ 817    $ 1,018   $ 1,529   $ 1,770   $ 880     $ 132
(in millions)

Ratio of expenses to          .38%E    .54%E    .63%E    .65%     .65%      .65%      .61%E     .50%E     .83%
average net assets

Ratio of expenses to          .38%     .54%     .62%D    .65%     .65%      .65%      .61%      .50%      .83%
average net assets after
expense reductions

Ratio of net investment       6.65%    6.96%    6.89%    7.18%    7.37%     8.05%     8.24%     8.63%     8.28%
income to average  net assets

Portfolio turnover rate       188%     105%     105%     210%     391%      324%      330%      288%      270%



Selected Per-Share Data
and Ratios

Years ended July 31          1989

Net asset value, beginning   $ 9.880
of period

Income from Investment        .806
Operations  Net investment
 income

 Net realized and             .150
unrealized gain (loss)

 Total from investment        .956
operations

Less Distributions  From      (.806)
net   investment income

 From net realized gain       --

 In excess of net             --
realized gain

 Total distributions          (.806)

Net asset value,  end of     $ 10.030
period

Total returnA,B               10.14%

Net assets, end of period    $ 125
(in millions)

Ratio of expenses to          .68%E
average net assets

Ratio of expenses to          .68%
average net assets after
expense reductions

Ratio of net investment       8.20%
income to average  net assets

Portfolio turnover rate       806%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

PERFORMANCE

Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.

Each fund's fiscal year runs from August 1 through July 31. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The charts on page present calendar year performance.

AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended July 31,  Past 1 year  Past 5 years  Past 10 years
1998

Ginnie Mae*                     6.81%        6.34%         8.37%

Lehman Brothers GNMA Index      7.46%        7.01%         9.25%

Lipper GNMA Funds Average       6.81%        6.11%         8.27%

Government Income               7.67%        5.87%         8.70%

Lehman Brothers Gov't Bond      8.35%        6.57%         8.97%
Index

Lipper General U.S. Gov't       7.32%        5.60%         7.93%
Funds Average

Intermediate Gov't Income*      6.78%        5.87%         7.40%

Lehman Brothers Intermediate    6.83%        5.95%         8.12%
Gov't Bond Index

Lipper Short-Intermediate       5.67%        5.00%         7.38%
U.S. Gov't. Funds Average

* IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES DURING THESE
PERIODS, YIELDS AND TOTAL RETURNS WOULD HAVE BEEN LOWER.

CUMULATIVE TOTAL RETURNS

Fiscal periods ended July 31,  Past 1 year  Past 5 years  Past 10 years
1998

Ginnie Mae*                     6.81%        36.00%        123.36%

Lehman Brothers GNMA Index      7.46%        40.29%        142.29%

Lipper GNMA Funds Average       6.81%        34.54%        121.63%

Government Income               7.67%        33.00%        130.27%

Lehman Brothers Gov't Bond      8.35%        37.43%        135.99%
Index

Lipper General U.S. Gov't       7.32%        31.41%        115.07%
Funds Average

Intermediate Gov't Income*      6.78%        33.02%        104.23%

Lehman Brothers Intermediate    6.83%        33.48%        118.39%
Gov't Bond Index

Lipper Short-Intermediate       5.67%        27.74%        104.03%
U.S. Gov't Funds Average

* IF FMR HAD NOT REIMBURSED CERTAIN FUND EXPENSES DURING THESE
PERIODS, YIELDS AND TOTAL RETURNS WOULD HAVE BEEN LOWER.

UNDERSTANDING
PERFORMANCE

Because these funds invest in
fixed-income securities, their
performance is related to
changes in interest rates.
Funds that hold short-term
bonds are usually less
affected by changes in
interest rates than long-term
bond funds. For that reason,
long-term bond funds typically
offer higher yields and carry
more risk than short-term bond
funds.
(checkmark)

EXPLANATION OF TERMS

TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

LEHMAN BROTHERS GNMA INDEX is a market capitalization weighted index of fixed-rate securities issued by the Government National Mortgage Association.

LEHMAN BROTHERS GOVERNMENT BOND INDEX is an index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is a market value weighted index of U.S. Government fixed-rate debt issues with maturities between one and ten years.

Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.

THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.

THE COMPETITIVE FUNDS AVERAGES are the Lipper GNMA Funds Average, Lipper General U.S. Government Funds Average, and Lipper Short-Intermediate U.S. Government Funds Average for Ginnie Mae, Government Income, and Intermediate Government Income, respectively. As of July 31, 1998, the averages reflected the performance of 53, 185, and 100 mutual funds with similar investment objectives, respectively. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads.

The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.

YEAR-BY-YEAR TOTAL RETURNS
Calendar years                1989    1990   1991    1992   1993    1994    1995    1996   1997
GINNIE MAE                    13.85%  10.50% 13.57%  6.70%  6.11%   -2.00%  16.60%  4.86%  8.70%
Lehman Brothers GNMA Index    15.69%  10.58% 16.04%  7.41%  6.58%   -1.50%  17.05%  5.53%  9.53%
Lipper GNMA Funds Average     13.28%  9.55%  14.86%  6.49%  6.57%   -2.49%  16.25%  3.81%  8.80%
Consumer Price Index           4.65%  6.11%  3.06%   2.90%  2.75%    2.67%  2.54%   3.32%  1.70%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 13.85
Row: 3, Col: 1, Value: 10.5
Row: 4, Col: 1, Value: 13.57
Row: 5, Col: 1, Value: 6.7
Row: 6, Col: 1, Value: 6.109999999999999
Row: 7, Col: 1, Value: -2.0
Row: 8, Col: 1, Value: 16.6
Row: 9, Col: 1, Value: 4.859999999999999
Row: 10, Col: 1, Value: 8.699999999999999
(LARGE SOLID BOX) Ginnie Mae

YEAR-BY-YEAR TOTAL RETURNS
Calendar years                1989    1990   1991    1992   1993    1994    1995    1996   1997
GOVERNMENT INCOME             12.62%  9.53%  15.96%  7.97%  12.32%  -5.21%  18.07%  2.09%  8.93%
Lehman Brothers Government
Bond Index                    14.22%  8.72%  15.32%  7.23%  10.66%  -3.37%  18.34%  2.77%  9.59%
Lipper General U.S.
Government Funds Average      12.46%  8.22%  14.44%  6.41%  9.42%   -4.64%  17.34%  1.72%  8.84%
Consumer Price Index           4.65%  6.11%   3.06%  2.90%  2.75%    2.67%   2.54%  3.32%  1.70%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 12.62
Row: 3, Col: 1, Value: 9.529999999999999
Row: 4, Col: 1, Value: 15.96
Row: 5, Col: 1, Value: 7.970000000000001
Row: 6, Col: 1, Value: 12.32
Row: 7, Col: 1, Value: -5.21
Row: 8, Col: 1, Value: 18.07
Row: 9, Col: 1, Value: 2.09
Row: 10, Col: 1, Value: 8.93
(LARGE SOLID BOX) Government Income

YEAR-BY-YEAR TOTAL RETURNS
Calendar years                1989    1990   1991    1992   1993   1994    1995    1996   1997
INTERMEDIATE GOV'T INCOME     10.35%  9.13%  11.91%  5.76%  6.42%  -0.95%  13.93%  4.14%  7.70%
Lehman Brothers Intermediate
Government                    12.68%  9.56%  14.11%  6.93%  8.17%  -1.75%  14.41%  4.06%  7.72%
Lipper Short-Intermediate
U.S. Govt. Fund Average       10.84%  9.22%  13.11%  5.94%  6.96%  -2.26%  12.46%  3.52%  6.72%
Consumer Price Index           4.65%  6.11%  3.06%   2.90%  2.75%   2.67%  2.54%   3.32%  1.70%

Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 10.35
Row: 3, Col: 1, Value: 9.129999999999999
Row: 4, Col: 1, Value: 11.91
Row: 5, Col: 1, Value: 5.76
Row: 6, Col: 1, Value: 6.42
Row: 7, Col: 1, Value: -0.9500000000000001
Row: 8, Col: 1, Value: 13.93
Row: 9, Col: 1, Value: 4.14
Row: 10, Col: 1, Value: 7.7
(LARGE SOLID BOX) Intermediate
Gov't Income




THE FUNDS IN DETAIL


CHARTER

EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Ginnie Mae and Intermediate Government Income are diversified funds, and Government Income is a non-diversified fund of Fidelity Income Fund, an open-end management investment company organized as a Massachusetts business trust on August 7, 1984.

EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.

THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.

FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses the funds' investments and handles their business affairs.

Affiliates assist FMR with foreign investments:

(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for Ginnie Mae and Intermediate Government Income.
(small solid bullet) Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for Ginnie Mae and Intermediate Government Income.

Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for the funds.

Curt Hollingsworth is Vice President and manager of Ginnie Mae and Government Income, which he has managed since February 1997; and Intermediate Government Income, which he has managed since May 1988. Since joining Fidelity in 1983, Mr. Hollingsworth has worked as a fixed-income trader and portfolio manager.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Fidelity Distributors Corporation (FDC) distributes and markets
Fidelity's funds and services.

Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.

FMR Corp. is the ultimate parent company of FMR, FMR U.K., FMR Far East, and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.

FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

INVESTMENT PRINCIPLES AND RISKS

BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political, or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.

The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.

INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.

ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.

PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

FIDELITY'S APPROACH TO BOND FUNDS. In managing bond funds, FMR selects a benchmark index that is representative of the universe of securities in which a fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.

FMR allocates assets among different market sectors (for example, fixed-rate or adjustable rate mortgages) and different maturities based on its view of the relative value of each sector or maturity.

FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which a fund may invest. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.

GINNIE MAE seeks high current income, consistent with prudent investment risk, by investing in Ginnie Maes. When consistent with its goal, the fund may also consider the potential for capital gain. FMR normally invests at least 65% of the fund's total assets in Ginnie Maes. The fund may also invest in other U.S. Government securities and instruments related to U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.

Ginnie Maes are government securities that are interests in pools of mortgage loans. Their principal and interest payments are fully guaranteed by the U.S. Government, making them high-quality investments.

The benchmark index for the fund is the Lehman Brothers GNMA Index, a market capitalization weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years and are issued by the Government National Mortgage Association (GNMA). FMR manages the fund to have similar overall interest rate risk to the index. As of July 31, 1998, the dollar-weighted average maturity of the fund and the index was approximately 6.10 years and 5.75 years, respectively.

The reaction of mortgage securities to changes in interest rates can be difficult to predict because mortgage securities are subject to prepayment of principal and interest and can be structured in a complex manner. In determining a security's maturity for purposes of calculating a fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

GOVERNMENT INCOME seeks high current income, consistent with preservation of principal, by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions. The benchmark index for the fund is the Lehman Brothers Government Bond Index, a market value weighted benchmark of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. FMR manages the fund to have similar overall interest rate risk to the index. As of July 31,1998, the dollar-weighted average maturity of the fund and the index was approximately 8.70 years and 8.90 years, respectively.

In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. FMR normally invests at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.

INTERMEDIATE GOVERNMENT INCOME seeks high current income, consistent with preservation of capital, by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions. The benchmark index for the fund is the Lehman Brothers Intermediate Government Bond Index, a market value weighted benchmark of U.S. Government fixed-rate debt issues with maturities between one and 10 years. FMR manages the fund to have similar overall interest rate risk to the index. As of July 31, 1998, the dollar-weighted average maturity of the fund and the index was approximately 4.70 years and 3.88 years, respectively. In addition, the fund normally maintains a dollar-weighted average maturity of between three and 10 years.

In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. FMR normally invests at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.

FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of a fund, they may be worth more or less than what you paid for them.

FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.

DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. In addition, bond prices are also affected by the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.

ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.

MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.

The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.

RESTRICTIONS: Each of Government Income and Intermediate Government Income does not currently intend to invest more than 40% of its assets in mortgage securities.

STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities.

FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

ILLIQUID SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to a fund.

RESTRICTIONS: A fund may not invest more than 10% of its assets in illiquid securities.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.

OTHER INSTRUMENTS may include real estate-related instruments.

CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.

LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR or its affiliates.

RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.

GINNIE MAE seeks a high level of current income consistent with prudent investment risk, by investing primarily in mortgage-related securities. In seeking current income, the fund may also consider the potential for capital gain.

GOVERNMENT INCOME seeks a high level of current income, consistent with preservation of principal. The fund invests in securities issued by the U.S. Government or issued by U.S. Government agencies or instrumentalities, and in certain options and futures contracts.

INTERMEDIATE GOVERNMENT INCOME seeks a high level of current income as is consistent with the preservation of capital.

Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.

Loans, in the aggregate, may not exceed 331/3% of each fund's total assets.

BREAKDOWN OF EXPENSES

Like all mutual funds, each fund pays fees related to its daily operations. Expenses paid out of each fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services for certain funds. Each of Ginnie Mae and Government Income also pays OTHER EXPENSES, which are explained on page 23.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which, in the case of certain funds, may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.

MANAGEMENT FEE AND OTHER EXPENSES

The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of Intermediate Government Income with limited exceptions.

Intermediate Government Income's annual management fee rate is 0.65% of its average net assets. For the fiscal year ended July 31, 1998, Intermediate Government Income paid a management fee of 0.38% of the fund's average net assets, after reimbursement.

For each of Ginnie Mae and Government Income, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For July 1998, the group fee rate was 0.1331%. The individual fund fee rate is 0.30% for each of Ginnie Mae and Government Income.

The total management fee for the fiscal year ended July 31, 1998 was 0.42%, after reimbursement, of the fund's average net assets for Ginnie Mae and 0.44% (annualized) of the fund's average net assets for Government Income.

FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East on behalf of Ginnie Mae and Intermediate Government Income. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.

The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis.

Beginning January 1, 1999, FIMM will have primary responsibility for managing each fund's investments. FMR will pay FIMM 50% of its management fee (before expense reimbursements) for FIMM's services.

While the management fee is a significant component of each of Ginnie Mae's and Government Income's annual operating costs, these funds have other expenses as well.

The funds contract with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, handling securities loans for each fund, and calculating each fund's share price and dividends.

For the fiscal year ended July 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) amounted to the following. These amounts are before expense reductions, if any.

                    Transfer Agency and Pricing
                    and Bookkeeping Fees Paid by
                    Fund

Ginnie Mae           0.26%

Government Income*   0.21%

* ANNUALIZED

In the case of Intermediate Government Income, FMR, not the fund, pays for these services.

Each of Ginnie Mae and Government Income also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.

Intermediate Government Income also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.

Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees of each fund has authorized such payments.

For the fiscal year ended July 1998, the portfolio turnover rates for Ginnie Mae, Government Income and Intermediate Government Income were 172%, 289% (annualized), and 188%, respectively. These rates vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.

YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.

To reach Fidelity for general information, call these numbers:

(small solid bullet) For mutual funds, 1-800-544-8888

(small solid bullet) For brokerage, 1-800-544-7272

If you would prefer to speak with a representative in person, Fidelity has over 75 walk-in Investor Centers across the country.

If you would prefer to access information on-line, you can visit
Fidelity's Web site at www.fidelity.com.

TYPES OF ACCOUNTS

You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.

You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

The different ways to set up (register) your account with Fidelity are listed in the table that follows.

FIDELITY FACTS

Fidelity offers the broadest
selection of mutual funds
in the world.

(solid bullet) Number of Fidelity mutual funds: over 225

(solid bullet) Assets in Fidelity mutual funds: over $611 billion

(solid bullet) Number of shareholder
accounts: over 38 million

(solid bullet) Number of investment
analysts and portfolio
managers: over 250
(checkmark)

The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement benefits number, visit Fidelity's Web site at www.fidelity.com, or contact Fidelity directly, as appropriate.

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits. (solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.

HOW TO BUY SHARES

THE PRICE TO BUY ONE SHARE of each fund is the fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge.

Your shares will be purchased at the next NAV calculated after your investment is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 39. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.

IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for an application.

IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:

(small solid bullet) Mail in an application with a check, or

(small solid bullet) Open your account by exchanging from another
Fidelity fund.

IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for more information and a retirement application.

If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                      $2,500

For certain Fidelity retirement accountsA $500

TO ADD TO AN ACCOUNT                      $250

Through regular investment plansB         $100

MINIMUM BALANCE $2000

   A     THIS LOWER MINIMUM APPLIES TO FIDELITY TRADITIONAL IRA, ROTH
IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.

   B     FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE
REFER TO "INVESTOR SERVICES," PAGE 36.

These minimums may be lower for investments through a Fidelity
GoalPlannerSM account in Ginnie Mae.

There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts.

Refer to the program materials for details. In addition, each fund reserves the right to waive or lower investment minimums in other circumstances.


                                                                               TO OPEN AN ACCOUNT

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.









The Internet www.fidelity.com (computer graphic)                               (small solid bullet) Complete
                                                                               and sign the application.
                                                                               Make your check payable to
                                                                               the complete name of the
                                                                               fund. Mail to the address
                                                                               indicated on the application.










Mail (mail_graphic)                                                            (small solid bullet) Complete
                                                                               and sign the application.
                                                                               Make your check payable to
                                                                               the complete name of the
                                                                               fund. Mail to the address
                                                                               indicated on the application.





In Person (hand_graphic)                                                       (small solid bullet) Bring
                                                                               your application and check
                                                                               to a Fidelity Investor
                                                                               Center. Call 1-800-544-9797
                                                                               for the center nearest you.

Wire (wire_graphic)                                                            (small solid bullet) Call
                                                                               1-800-544-7777 to set up
                                                                               your account and to arrange
                                                                               a wire transaction. Not
                                                                               available for retirement
                                                                               accounts.
                                                                               (small solid bullet) Wire
                                                                               within 24 hours to: Bankers
                                                                               Trust Company, Bank Routing
                                                                               #021001033, Account
                                                                               #00163053. Specify the
                                                                               complete name of the fund
                                                                               and include your new account
                                                                               number and your name.

Automatically (automatic_graphic)                                              (small solid bullet) Not
                                                                               available.









(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118




                                                                               TO ADD TO AN ACCOUNT

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.
                                                                               (small solid bullet) Use
                                                                               Fidelity Money Line to
                                                                               transfer from your bank
                                                                               account. Call before your
                                                                               first use to verify that
                                                                               this service is in place on
                                                                               your account. Maximum Money
                                                                               Line: up to $100,000.

The Internet www.fidelity.com (computer graphic)                               (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.
                                                                               (small solid bullet) Use
                                                                               Fidelity Money Line to
                                                                               transfer from your bank
                                                                               account. Visit Fidelity's
                                                                               Web site before your first
                                                                               use to verify that this
                                                                               service is in place on your
                                                                               account. Maximum Money Line:
                                                                               up to $100,000.

Mail (mail_graphic)                                                            (small solid bullet) Make
                                                                               your check payable to the
                                                                               complete name of the fund.
                                                                               Indicate your fund account
                                                                               number on your check and
                                                                               mail to the address printed
                                                                               on your account statement.
                                                                               (small solid bullet) Exchange
                                                                               by mail: call 1-800-544-6666
                                                                               for instructions.

In Person (hand_graphic)                                                       (small solid bullet) Bring
                                                                               your check to a Fidelity
                                                                               Investor Center. Call
                                                                               1-800-544-9797 for the
                                                                               center nearest you.

Wire (wire_graphic)                                                            (small solid bullet) Not
                                                                               available for retirement
                                                                               accounts.
                                                                               (small solid bullet) Wire to:
                                                                               Bankers Trust Company, Bank
                                                                               Routing #021001033, Account
                                                                               #00163053. Specify the
                                                                               complete name of the fund
                                                                               and include your account
                                                                               number and your name.





Automatically (automatic_graphic)                                              (small solid bullet) Use
                                                                               Fidelity Automatic Account
                                                                               Builder. Sign up for this
                                                                               service when opening your
                                                                               account, visit Fidelity's
                                                                               Web site at www.fidelity.com
                                                                               to obtain the form to add
                                                                               the service, or call
                                                                               1-800-544-6666 to add the
                                                                               service.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.

THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.

TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone, in writing, or through Fidelity's Web site. Call 1-800-544-6666 for a retirement distribution form.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).

TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.

Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:

 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602

CHECKWRITING

If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.


                                                                               ACCOUNT TYPE

Phone 1-800-544-7777 (phone_graphic)                                           All account types except
                                                                               retirement

                                                                               All account types









Mail or in Person (mail_graphic)(hand_graphic)                                 Individual, Joint Tenant,
                                                                               Sole Proprietorship, UGMA,
                                                                               UTMA
                                                                               Retirement account
                                                                               Trust
                                                                               Business or Organization

                                                                               Executor, Administrator,
                                                                               Conservator, Guardian

























Wire (wire_graphic)                                                            All account types except
                                                                               retirement












Check (check_graphic)                                                          All account types






(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118




                                                                               SPECIAL REQUIREMENTS

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Maximum
                                                                               check request: $100,000.
                                                                               (small solid bullet) For
                                                                               Money Line transfers to your
                                                                               bank account; minimum: $10;
                                                                               maximum: up to $100,000.
                                                                               (small solid bullet) You may
                                                                               exchange to other Fidelity
                                                                               funds if both accounts are
                                                                               registered with the same
                                                                               name(s), address, and
                                                                               taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)                                 (small solid bullet) The
                                                                               letter of instruction must
                                                                               be signed by all persons
                                                                               required to sign for
                                                                               transactions, exactly as
                                                                               their names appear on the
                                                                               account.
                                                                               (small solid bullet) The
                                                                               account owner should
                                                                               complete a retirement
                                                                               distribution form. Call
                                                                               1-800-544-6666 to request one.
                                                                               (small solid bullet) The
                                                                               trustee must sign the letter
                                                                               indicating capacity as
                                                                               trustee. If the trustee's
                                                                               name is not in the account
                                                                               registration, provide a copy
                                                                               of the trust document
                                                                               certified within the last 60
                                                                               days.
                                                                               (small solid bullet) At least
                                                                               one person authorized by
                                                                               corporate resolution to act
                                                                               on the account must sign the
                                                                               letter.
                                                                               (small solid bullet) Include
                                                                               a corporate resolution with
                                                                               corporate seal or a
                                                                               signature guarantee.
                                                                               (small solid bullet) Call
                                                                               1-800-544-6666 for
                                                                               instructions.

Wire (wire_graphic)                                                            (small solid bullet) You must
                                                                               sign up for the wire feature
                                                                               before using it. To verify
                                                                               that it is in place, call
                                                                               1-800-544-6666. Minimum
                                                                               wire: $5,000.
                                                                               (small solid bullet) Your
                                                                               wire redemption request must
                                                                               be received in proper form
                                                                               by Fidelity before 4:00 p.m.
                                                                               Eastern time for money to be
                                                                               wired on the next business
                                                                               day.

Check (check_graphic)                                                          (small solid bullet) Minimum
                                                                               check: $500.
                                                                               (small solid bullet) All
                                                                               account owners must sign a
                                                                               signature card to receive a
                                                                               checkbook.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES

Fidelity provides a variety of services to help you manage your account.

INFORMATION SERVICES

FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.

FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)

24-HOUR SERVICE

ACCOUNT ASSISTANCE
1-800-544-6666

ACCOUNT TRANSACTIONS
1-800-544-7777

PRODUCT INFORMATION
1-800-544-8888

RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774

TOUCHTONE XPRESSSM
1-800-544-5555

WEB SITE
www.fidelity.com
AUTOMATED SERVICE
(checkmark)

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.

Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone, in writing, or through Fidelity's Web site.

Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 38.

SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.

FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.

REGULAR INVESTMENT PLANS

One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.

REGULAR INVESTMENT PLANS

FIDELITY AUTOMATIC ACCOUNT BUILDER(registered trademark)
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM  FREQUENCY             SETTING UP OR CHANGING
$100     Monthly or quarterly  (small solid bullet) For a
                               new account, complete the
                               appropriate section on the
                               fund application.
                               (small solid bullet) For
                               existing accounts, call
                               1-800-544-6666 or visit
                               Fidelity's Web site at
                               www.fidelity.com for an
                               application.
                               (small solid bullet) To
                               change the amount or
                               frequency of your
                               investment, call
                               1-800-544-6666 at least
                               three business days prior to
                               your next scheduled
                               investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$100     Every pay period  (small solid bullet) Check
                           the appropriate box on the
                           fund application, or call
                           1-800-544-6666 or visit
                           Fidelity's Web site at
                           www.fidelity.com for an
                           authorization form.
                           (small solid bullet) Changes
                           require a new authorization
                           form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM  FREQUENCY               SETTING UP OR CHANGING
$100     Monthly, bimonthly,     (small solid bullet) To
         quarterly, or annually  establish, call
                                 1-800-544-6666 after both
                                 accounts are opened.
                                 (small solid bullet) To
                                 change the amount or
                                 frequency of your
                                 investment, call
                                 1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE
APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.

SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in September and December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.

If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your0 distribution option, call Fidelity at 1-800-544-6666.

Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.

UNDERSTANDING
DISTRIBUTIONS

As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings along
to its investors as
DISTRIBUTIONS.

Each fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.
(checkmark)

TAXES

As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.

Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. Ginnie Mae securities and other mortgage-backed securities are notable exceptions in most states. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.

TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.

TRANSACTION DETAILS

THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Each fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value.

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.

IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.

EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.

WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:

(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) Shares begin to earn dividends on the first business day following the day of purchase.

TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:

(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000 you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.

FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.

EXCHANGE RESTRICTIONS

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.

Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.

OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity
Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, Directed Dividends, and Spartan are registered trademarks of FMR Corp.

Portfolio Advisory Services and Fidelity GoalPlanner are service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

This prospectus is printed on recycled paper using soy-based inks.


SUPPLEMENT TO THE
FIDELITY GOVERNMENT BOND FUNDS:
FIDELITY GINNIE MAE FUND, FIDELITY GOVERNMENT INCOME FUND, AND
FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

SEPTEMBER 21, 1998

STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 19:

STANLEY N. GRIFFITH (51), Assistant Vice President (1998), is
Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 19:

THOMAS J. SIMPSON (40), Assistant Treasurer (1996), is Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining Fidelity, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

GVTB-98-01   October 8, 1998
1.708978.100

FIDELITY'S GOVERNMENT BOND FUNDS

FIDELITY GINNIE MAE FUND
FIDELITY GOVERNMENT INCOME FUND
(FORMERLY FIDELITY GOVERNMENT SECURITIES FUND)

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND
(FORMERLY SPARTAN(registered trademark) LIMITED MATURITY GOVERNMENT
FUND)

FUNDS OF FIDELITY INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 21, 1998

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated September 21, 1998). Please retain this document for future reference. The funds' Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8888.

TABLE OF CONTENTS               PAGE



Investment Policies and         27
Limitations

Portfolio Transactions          31

Valuation                       32

Performance                     33

Additional Purchase, Exchange   39
and Redemption Information

Distributions and Taxes         40

FMR                             40

Trustees and Officers           40

Management Contracts            43

Distribution and Service Plans  48

Contracts with FMR Affiliates   48

Description of the Trust        49

Financial Statements            50

Appendix                        50

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)

DISTRIBUTOR
Fidelity Distributors Corporation (FDC)

TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)

GVT-ptb-0998
1.475374.101

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF FIDELITY GINNIE MAE FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase any security if, as a result thereof, more than 25% of the value of its total assets would be invested in the securities of companies having their principal business activities in the same industry (this limitation does not apply to securities issued or guaranteed by the United States government, its agencies, or its instrumentalities);

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 48.

INVESTMENT LIMITATIONS OF FIDELITY GOVERNMENT INCOME FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) issue senior securities, except as permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(8) invest in companies for the purpose of exercising control or management.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 49.

INVESTMENT LIMITATIONS OF FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 50.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The funds may receive fees or price concessions for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

FANNIE MAES AND FREDDIE MACS are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Each fund further limits its options and futures investments to options and futures contracts relating to U.S. Government securities.

The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).

Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some government-stripped fixed-rate mortgage-backed securities to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

MORTGAGE-BACKED SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity
Brokerage Services, Inc. (FBSI). FBSI is a member of the New York
Stock Exchange and a subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.

FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

STRIPPED GOVERNMENT SECURITIES. Stripped government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.

SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended July 31, 1998 and 1997, the portfolio turnover rates were 172%, and 98%, respectively, for Ginnie Mae, 188% and 105%, respectively, for Intermediate Government Income. For the fiscal periods October 1, 1997 through July 31, 1998 and October 1, 1996 through September 30, 1997, the portfolio turnover rates were 289% (annualized) and 199% respectively, for Government Income. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. Variations in turnover rates may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.

For the fiscal years ended July 31, 1998, 1997 and 1996 for Ginnie Mae and Intermediate Government Income, respectively, the funds paid no brokerage commissions. For the fiscal periods October 1, 1997 through July 31, 1998, October 1, 1996 through September 30, 1997, and October 1, 1995 through September 30, 1996, Government Income paid no brokerage commissions.

For the fiscal year ended July 1998, the funds paid no brokerage commissions to firms that provided research services.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwriting in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR funds or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

FSC normally determines each fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.

Or, fixed-income securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.

PERFORMANCE

A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS. Yields for a fund are computed by dividing a fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

CALCULATING HISTORICAL FUND RESULTS. The following table shows performance for each fund calculated including certain fund expenses.

HISTORICAL FUND RESULTS. The following tables show each fund's yield and total return for the period ended July 31, 1998.

                                                      Average Annual Total Returns

                                Thirty Day Yield      One Year                      Five Years  Ten Years

Ginnie Mae                       6.37%                 6.81%                         6.34%       8.37%

Government Income                5.32%                 7.67%                         5.87%       8.70%

Intermediate Government Income   5.89%                  6.78%                        5.87%       7.40%



                                Cumulative Total Returns

                                One Year                  Five Years  Ten Years

Ginnie Mae                       6.81%                     36.00%      123.36%

Government Income                7.67%                     33.00%      130.27%

Intermediate Government Income   6.78%                     33.02%      104.23%


Note: If FMR had not reimbursed certain fund expenses during these periods, Ginnie Mae and Intermediate Government Income's total returns would have been lower.

Note: If FMR had not reimbursed certain fund expenses during these periods, Ginnie Mae and Intermediate Government Income's yields would have been 6.32% and 5.60%, respectively.

The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended July 31, 1998, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

During the 10-year period ended July 31, 1998, a hypothetical $10,000 investment in Ginnie Mae would have grown to $22,336.

                                      GINNIE MAE                                                           INDICES

Year Ended  Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested
                                                                    Capital                 Total Value  S&P 500   DJIA
            Investment                Distributions                 Gain Distributions

1998        $ 10,848                  $ 11,090                      $ 398                  $ 22,336     $ 54,515  $ 55,318

1997        $ 10,828                  $ 9,686                       $ 398                  $ 20,912     $ 45,702  $ 50,376

1996        $ 10,509                  $ 8,097                       $ 386                  $ 18,992     $ 30,040  $ 33,218

1995        $ 10,619                  $ 6,985                       $ 390                  $ 17,994     $ 25,770  $ 27,670

1994        $ 10,339                  $ 5,633                       $ 348                  $ 16,320     $ 20,435  $ 21,556

1993        $ 11,238                  $ 5,186                       $ 0                    $ 16,424     $ 19,433  $ 19,721

1992        $ 11,038                  $ 4,138                       $ 0                    $ 15,176     $ 17,870  $ 18,358

1991        $ 10,629                  $ 2,963                       $ 0                    $ 13,592     $ 15,842  $ 15,882

1990        $ 10,349                  $ 1,856                       $ 0                    $ 12,205     $ 14,049  $ 14,704

1989        $ 10,399                  $ 901                         $ 0                    $ 11,300     $ 13,192  $ 12,967



GINNIE MAE

Year Ended  Cost of Living


1998        $ 13,772

1997        $ 13,544

1996        $ 13,249

1995        $ 12,869

1994        $ 12,523

1993        $ 12,186

1992        $ 11,857

1991        $ 11,494

1990        $ 11,004

1989        $ 10,498


Explanatory Notes: With an initial investment of $10,000 in Ginnie Mae on August 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $21,232. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $7,390 for dividends and $269 for capital gain distributions.

During the 10-year period ended July 31, 1998, a hypothetical $10,000 investment in Government Income would have grown to $23,027.

                                    GOVERNMENT INCOME                                                             INDICES

Period Ended       Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested
                                                                           Capital                   Total Value  S&P 500
                   Investment                Distributions                 Gain Distributions

1998               $ 10,651                  $ 11,464                      $ 912                     $ 23,027     $ 54,515

1997               $ 10,480                  $ 10,009                      $ 898                     $ 21,387     $ 45,702

1996               $ 10,235                  $ 8,398                       $ 877                     $ 19,510     $ 30,040

1995               $ 10,448                  $ 7,320                       $ 895                     $ 18,663     $ 25,770

1994               $ 10,277                  $ 6,055                       $ 842                     $ 17,174     $ 20,435

1993               $ 11,355                  $ 5,557                       $ 402                     $ 17,314     $ 19,433

1992               $ 11,089                  $ 4,357                       $ 0                       $ 15,446     $ 17,870

1991               $ 10,224                  $ 2,984                       $ 0                       $ 13,208     $ 15,842

1990               $ 10,096                  $ 1,866                       $ 0                       $ 11,962     $ 14,049

1989               $ 10,363                  $ 902                         $ 0                       $ 11,265     $ 13,192



GOVERNMENT INCOME

Period Ended       DJIA      Cost of Living


1998               $ 55,318  $ 13,772

1997               $ 50,376  $ 13,544

1996               $ 33,218  $ 13,249

1995               $ 27,670  $ 12,869

1994               $ 21,556  $ 12,523

1993               $ 19,721  $ 12,186

1992               $ 18,358  $ 11,857

1991               $ 15,882  $ 11,494

1990               $ 14,704  $ 11,004

1989               $ 12,967  $ 10,498


Explanatory Notes: With an initial investment of $10,000 in Government Income on August 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $22,166. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $7,466 for dividends and $619 for capital gain distributions.

During the 10-year period ended July 31, 1998, a hypothetical $10,000 investment in Intermediate Government Income would have grown to $20,423.

                          INTERMEDIATE GOVERNMENT INCOME

Year Ended                Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                          Investment                Distributions                 Gain Distributions
1998                      $ 9,899                   $ 10,021                      $ 503                        $ 20,423

1997                      $ 9,909                   $ 8,714                       $ 503                        $ 19,126

1996                      $ 9,767                   $ 7,355                       $ 496                        $ 17,618

1995                      $ 9,879                   $ 6,320                       $ 502                        $ 16,701

1994                      $ 9,727                   $ 5,220                       $ 494                        $ 15,441

1993                      $ 10,435                  $ 4,741                       $ 177                        $ 15,353

1992                      $ 10,304                  $ 3,814                       $ 104                        $ 14,222

1991                      $ 10,182                  $ 2,867                       $ 25                         $ 13,074

1990                      $ 10,051                  $ 1,788                       $ 0                          $ 11,839

1989                      $ 10,152                  $ 862                         $ 0                          $ 11,014



INTERMEDIATE GOVERNMENT INCOME            INDICES

Year Ended                      S&P 500   DJIA      Cost of Living


1998                            $ 54,515  $ 55,318  $ 13,772

1997                            $ 45,702  $ 50,376  $ 13,544

1996                            $ 30,040  $ 33,218  $ 13,249

1995                            $ 25,770  $ 27,670  $ 12,869

1994                            $ 20,435  $ 21,556  $ 12,523

1993                            $ 19,433  $ 19,721  $ 12,186

1992                            $ 17,870  $ 18,358  $ 11,857

1991                            $ 15,842  $ 15,882  $ 11,494

1990                            $ 14,049  $ 14,704  $ 11,004

1989                            $ 13,192  $ 12,967  $ 10,498


Explanatory Notes: With an initial investment of $10,000 in Intermediate Government Income on August 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $20,635. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $6,915 for dividends and $364 for capital gain distributions.

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

Ginnie Mae may compare its performance to that of the Lehman Brothers GNMA Index, a market value weighted performance benchmark of fixed-rate securities issued by the Government National Mortgage
Association (GNMA). These securities represent interests in pools of mortgage loans with original terms of 15 and 30 years.

Government Income may compare its performance to that of the Lehman Brothers Government Bond Index, a market value weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. Issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.

Intermediate Government Income may compare its performance to that of the Lehman Brothers Intermediate Government Bond Index, a market value weighted performance benchmark for government fixed-rate debt issues. Issues included in the index have an outstanding par value of at least $100 million and maturities between one and ten years. Issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.

A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

As of July 31, 1998, FMR advised over $31 billion in municipal fund assets, $107 billion in money market fund assets, $460 billion in equity fund assets, $71 billion in international fund assets, and $27 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

Each fund is open for business and each net asset value per share
(NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.

FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.

If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

DISTRIBUTIONS AND TAXES

DIVIDENDS. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Mortgage security paydown gains (losses) on mortgage securities purchased by a fund on or prior to June 8, 1997 are generally taxable as ordinary income and, therefore, increase (decrease) taxable dividend distributions. Each fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.

CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.

As of July 31, 1998, Ginnie Mae had a capital loss carryforward aggregating approximately $15,435,000. This loss carryforward, of which $10,681,000, and $4,754,000 will expire on July 31, 2003, and
2004 , respectively, is available to offset future capital gains.

As of July 31, 1998, Government Income had a capital loss carryforward aggregating approximately $6,321,000. This loss carryforward, of which $1,847,000, and $4,474,000 will expire on July 31, 2004, and 2005, respectively, is available to offset future capital gains.

As of July 31, 1998, Intermediate Government Income had a capital loss carryforward aggregating approximately $55,905,000. This loss carryforward, of which $45,999,000, $6,634,000, and $3,272,000 will expire on July 31, 2003, 2004, and 2005, respectively, is available to offset future capital gains.

STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from a fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on most U.S. Government securities is exempt from state and local income taxes, the portion of dividends from a fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities whether such securities are held directly or through a fund.

TAX STATUS OF THE FUND. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Each fund is treated as a separate entity from the other funds, if any, of its trust for tax purposes.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

FMR

All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers elected or appointed to Fidelity Income Fund prior to Government Income's conversion from a series of a Massachusetts business trust served in identical capacities. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.

J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.

ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc.
(1996).

*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board, of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Imation Corp. (imaging and information storage, 1997).

*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).

DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, group leader of the Bond Group, and Senior Vice President of FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments. Prior to joining Fidelity, he spent three years as president and CEO of CSI Asset Management, Inc. in Chicago, an investment management subsidiary of The Prudential.

FRED L. HENNING, JR. (59), is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market
Division.

CURT HOLLINGSWORTH (41), is Vice President of Fidelity Government
Income Fund (1997) of Fidelity Ginnie Mae Fund (1997), and Fidelity Intermediate Government Income Fund (1990) and an employee of FMR
(1983).

ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).

RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

STANLEY N. GRIFFITH (52), Assistant Vice President, is Assistant Vice President of Fidelity's Fixed-Income Funds.

JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR.

LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended July 31, 1998 or calendar year ended December 31, 1997, as applicable. During part of the fiscal period ended July 31, 1998 Government Income was a fund of Fidelity Government Securities Trust.


                                               COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Aggregate Compensation from  Aggregate Compensation from
Advisory Board               Fidelity Ginnie Mae FundB    Fidelity Government Income   Fidelity Intermediate
                                                          FundB                        Government Income FundB

J. Gary Burkhead**           $ 0                          $ 0                          $ 0

Ralph F. Cox                 $ 312                        $ 268                        $ 414

Phyllis Burke Davis          $ 312                        $ 268                        $ 414

Robert M. Gates              $ 316                        $ 271                        $ 323

Edward C. Johnson 3d**       $ 0                          $ 0                          $ 0

E. Bradley Jones             $ 314                        $ 270                        $ 417

Donald J. Kirk               $ 314                        $ 270                        $ 417

Peter S. Lynch**             $ 0                          $ 0                          $ 0

William O. McCoy             $ 316                        $ 271                        $ 323

Gerald C. McDonough          $ 389                        $ 334                        $ 517

Marvin L. Mann               $ 310                        $ 266                        $ 411

Robert C. Pozen**            $ 0                          $ 0                          $ 0

Thomas R. Williams           $ 314                        $ 270                        $ 417



Trustees and Members of the  Total Compensation from the
Advisory Board               Fund Complex*,A


J. Gary Burkhead**           $ 0

Ralph F. Cox                 $ 214,500

Phyllis Burke Davis          $ 210,000

Robert M. Gates              $ 176,000

Edward C. Johnson 3d**       $ 0

E. Bradley Jones             $ 211,500

Donald J. Kirk               $ 211,500

Peter S. Lynch**             $ 0

William O. McCoy             $ 214,500

Gerald C. McDonough          $ 264,500

Marvin L. Mann               $ 214,500

Robert C. Pozen**            $ 0

Thomas R. Williams           $ 214,500


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.

** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.

B Compensation figures include cash.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of July 31, 1998, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of July 31, 1998, the following owned of record or beneficially 5% or more of Government Income's outstanding shares: Bank of New York, New York, NY (6.27%).

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES (GINNIE MAE AND GOVERNMENT INCOME). In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT-RELATED EXPENSES (INTERMEDIATE GOVERNMENT INCOME). Under the terms of its management contract with the fund, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services, pricing and bookkeeping services and administration of the fund's securities lending program.

FMR pays all other expenses of Intermediate Government Income with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEES. For the services of FMR under the management contract, Intermediate Government Income pays FMR a monthly management fee at the annual rate of 0.65% of its average net assets throughout the month.

The management fee paid to FMR by Intermediate Government Income is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

For the services of FMR under the management contract, Ginnie Mae and Government Income each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.


        GROUP FEE RATE SCHEDULE            EFFECTIVE ANNUAL FEE RATES
Average Group Assets  Annualized Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .3700%            $ 0.5 billion    .3700%

 3 - 6                .3400              25              .2664

 6 - 9                .3100              50              .2188

 9 - 12               .2800              75              .1986

 12 - 15              .2500              100             .1869

 15 - 18              .2200              125             .1793

 18 - 21              .2000              150             .1736

 21 - 24              .1900              175             .1690

 24 - 30              .1800              200             .1652

 30 - 36              .1750              225             .1618

 36 - 42              .1700              250             .1587

 42 - 48              .1650              275             .1560

 48 - 66              .1600              300             .1536

 66 - 84              .1550              325             .1514

 84 - 120             .1500              350             .1494

 120 - 156            .1450              375             .1476

 156 - 192            .1400              400             .1459

 192 - 228            .1350              425             .1443

 228 - 264            .1300              450             .1427

 264 - 300            .1275              475             .1413

 300 - 336            .1250              500             .1399

 336 - 372            .1225              525             .1385

 372 - 408            .1200              550             .1372

 408 - 444            .1175

 444 - 480            .1150

 480 - 516            .1125

 Over 516             .1100


The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $648 billion of group net assets - the approximate level for July 1998 was 0.1331%, which is the weighted average of the respective fee rates for each level of group net assets up to $648 billion.

The individual fund fee rate for each of Ginnie Mae and Government Income is 0.30%. Based on the average group net assets of the funds advised by FMR for July 1998, each fund's annual management fee rate would be calculated as follows:

                   Group Fee Rate     Individual Fund Fee Rate     Management Fee Rate

Ginnie Mae         0.1331%         +  0.30%                     =  0.4331%

Government Income  0.1331%         +  0.30%                     =  0.4331%


One-twelfth of this annual management fee rate, is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amounts of credits reducing management fees for each fund.

Fund                            July 31   Amount of  Credits Reducing  Management Fees Paid to FMR
                                          Management Fees

Ginnie Mae                      1998      $ 0                          $ 3,763,000

                                1997      $ 0                          $ 3,511,000

                                1996      $ 0                          $ 3,534,000

Government Income               1998**    $ 0                          $ 4,322,000

                                1997***   $ 0                          $ 4,315,000

                                1996****  $ 0                          $ 4,287,000

Intermediate Government Income  1998      $ 7,000                      $ 4,782,000*

                                1997      $ 13,000                     $ 4,536,000*

                                1996      $ 73,000                     $ 5,118,000*


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

** For the fiscal period October 1, 1997 to July 31, 1998.

*** For the fiscal period ended October 1, 1996 to September 30, 1997.

**** For the fiscal period October 1, 1995 to September 30, 1996.

During the period reported FMR voluntarily modified the breakpoints in the group fee rate schedules on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), in the case of certain funds, which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.

During the past three fiscal periods, FMR voluntarily agreed to reimburse certain of the funds if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The tables below show the period of reimbursement and levels of expense limitations for the applicable funds; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for the period.

                                   Periods of Expense Limitation                  Aggregate Operating Expense
                                From                           To                 Limitation

Ginnie Mae                      June 27, 1998                  --                 0.65%

Intermediate Government Income  March 1, 1997                  December 31, 1998  0.38%



                                Fiscal Years Ended July 31  Management Fee Before  Amount of Management Fee
                                                            Reimbursement          Reimbursement

Ginnie Mae                      1998                        $ 3,763,000            $ 120,000

Intermediate Government Income  1998                        $ 4,789,000*           $ 1,987,000


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

SUB-ADVISERS. On behalf of Ginnie Mae and Intermediate Government Income, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.

On behalf of Ginnie Mae and Intermediate Government Income, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

On behalf of Ginnie Mae and Intermediate Government Income, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.

No fees were paid to the sub-advisers by FMR on behalf of Ginnie Mae, and Intermediate Government Income for the past three fiscal years.

DISTRIBUTION AND SERVICE PLANS

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, each Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Ginnie Mae, Government Income and Intermediate Government Income shares.

FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

CONTRACTS WITH FMR AFFILIATES

Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,500.

In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in a fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are
 .0400% of the first $500 million of average net assets and .0200% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund               1998        1997         1996

Ginnie Mae         $ 278,000   $ 268,000    $ 260,000

Government Income  $ 287,000*  $ 305,000**  $ 295,000***

* From October 1, 1997 through July 31, 1998.

** From October 1, 1996 through September 30, 1997

*** From October 1, 1995 through September 30, 1996

For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.

For fiscal years ended July 31, 1998, 1997, and 1996, Ginnie Mae paid no securities lending fees.

For the fiscal periods October 1, 1997 through July 31, 1998, October 1, 1996 through September 30, 1997 and October 1, 1995 through
September 30, 1996, Government Income paid no securities lending fees.

For Intermediate Government Income, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the securities lending program under the terms of its management contract with the fund.

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

DESCRIPTION OF THE TRUST

TRUSTS' ORGANIZATION. Fidelity Ginnie Mae Fund, Fidelity Government Income Fund, and Fidelity Intermediate Government Income Fund are funds of Fidelity Income Fund, an open-end management investment company originally organized as a Massachusetts business trust under the name Fidelity Mortgage Securities Fund on August 7, 1984. On October 25, 1985, the trust's name was changed from Fidelity Mortgage Securities Fund to Fidelity Income Fund. Currently, Fidelity Ginnie Mae Fund, Fidelity Intermediate Government Income Fund, and Fidelity Government Income Fund are the only funds of the trust. The Declaration of Trust permits the Trustees to create additional funds.

In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of the trust. In the event of the dissolution or liquidation of the trust, shareholders of each fund of the trust are entitled to receive as a class the underlying assets of such fund available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declarations of Trust, call meetings of a trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. Each trust or each fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely. Each fund may invest all of its assets in another investment company.

CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of its custodian and may purchase securities from or sell securities to the custodian. The Chase Manhattan Bank headquartered in New York, also may serve as a special purpose custodians of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR. PricewaterhouseCoopers LLP, 160 Federal Street, and One Post Office Square, Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year period July 31, 1998, and reports of the auditors, are included in each fund's Annual Report, which are separate reports supplied with this SAI. The funds' financial statements, including the financial highlights, and reports of the auditor are incorporated herein by reference. For a free additional copy of a fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.

APPENDIX

DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.

DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS

Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.

AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS

Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Spartan(registered trademark) Limited Maturity, Fidelity(registered trademark) and Fidelity Focus(registered trademark) are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

FIDELITY GINNIE MAE FUND

FIDELITY GOVERNMENT
INCOME FUND
(FORMERLY KNOWN AS FIDELITY GOVERNMENT
SECURITIES FUND)

FIDELITY INTERMEDIATE
GOVERNMENT INCOME FUND
(FORMERLY KNOWN AS SPARTAN LIMITED
MATURITY GOVERNMENT FUND)

ANNUAL REPORT
JULY 31, 1998

(fidelity_logo_graphic)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE              3   NED JOHNSON ON INVESTING
                                     STRATEGIES

FIDELITY GINNIE MAE FUND

                                 4   PERFORMANCE

                                 7   FUND TALK: THE MANAGER'S
                                     OVERVIEW

                                 10  INVESTMENT CHANGES

                                 11  INVESTMENTS

                                 13  FINANCIAL STATEMENTS

FIDELITY GOVERNMENT INCOME FUND

                                 17  PERFORMANCE

                                 20  FUND TALK: THE MANAGER'S
                                     OVERVIEW

                                 23  INVESTMENT CHANGES

                                 24  INVESTMENTS

                                 29  FINANCIAL STATEMENTS

FIDELITY INTERMEDIATE
GOVERNMENT INCOME FUND

                                 33  PERFORMANCE

                                 36  FUND TALK: THE MANAGER'S
                                     OVERVIEW

                                 39  INVESTMENT CHANGES

                                 40  INVESTMENTS

                                 46  FINANCIAL STATEMENTS

NOTES                            50  NOTES TO THE FINANCIAL
                                     STATEMENTS

REPORT OF INDEPENDENT            54  THE AUDITORS' OPINION.
ACCOUNTANTS

PROXY VOTING RESULTS             55

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

So far, 1998 has been a year of considerable volatility in the U.S. stock and bond markets. In the first quarter, the U.S. stock market soared as inflation and interest rates remained stable, while the economy maintained strong growth. By summer, however, investors began to exercise caution relative to the troublesome Asian economic climate and reports of concerns about corporate earnings domestically. Market volatility and low interest rates were also the main stories in the bond market, with many investors moving assets to highly rated U.S. Treasuries.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.

If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

FIDELITY GINNIE MAE FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1998       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY GINNIE MAE FUND          6.81%        36.00%        123.36%

LB GNMA                           7.46%        40.29%        142.29%

SB GNMA                           7.37%        39.84%        142.68%

GNMA Funds Average                6.81%        34.54%        121.63%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of both the Lehman Brothers GNMA Index and the Salomon Brothers GNMA Index, both of which are market capitalization weighted indexes of fixed-rate securities issued by the Government National Mortgage Association
(GNMA). These securities represent interests in pools of mortgage loans with original terms of 15 and 30 years. To measure how the fund's performance stacked up against its peers, you can compare it to the GNMA funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 53 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1998    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY GINNIE MAE FUND       6.81%        6.34%         8.37%

LB GNMA                        7.46%        7.01%         9.25%

SB GNMA                        7.37%        6.94%         9.27%

GNMA Funds Average             6.81%        6.11%         8.27%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Ginnie Mae                  LB GNMA
             00015                       LB020
  1988/07/31      10000.00                    10000.00
  1988/08/31      10014.21                    10011.68
  1988/09/30      10213.94                    10269.83
  1988/10/31      10392.46                    10497.02
  1988/11/30      10287.00                    10351.89
  1988/12/31      10232.83                    10294.65
  1989/01/31      10395.62                    10460.81
  1989/02/28      10341.76                    10399.49
  1989/03/31      10353.94                    10412.63
  1989/04/30      10556.05                    10636.61
  1989/05/31      10824.61                    10961.34
  1989/06/30      11115.48                    11267.96
  1989/07/31      11300.02                    11502.75
  1989/08/31      11193.52                    11359.95
  1989/09/30      11220.03                    11431.78
  1989/10/31      11459.68                    11696.06
  1989/11/30      11569.99                    11829.81
  1989/12/31      11649.80                    11909.82
  1990/01/31      11522.15                    11809.66
  1990/02/28      11589.08                    11875.07
  1990/03/31      11611.79                    11906.03
  1990/04/30      11481.24                    11800.61
  1990/05/31      11847.88                    12170.31
  1990/06/30      12014.39                    12357.79
  1990/07/31      12205.44                    12586.15
  1990/08/31      12174.15                    12416.48
  1990/09/30      12249.62                    12511.97
  1990/10/31      12385.10                    12666.45
  1990/11/30      12663.64                    12954.09
  1990/12/31      12873.07                    13169.31
  1991/01/31      13035.14                    13366.14
  1991/02/28      13087.75                    13477.11
  1991/03/31      13178.96                    13574.35
  1991/04/30      13276.58                    13701.67
  1991/05/31      13377.36                    13813.51
  1991/06/30      13393.50                    13839.80
  1991/07/31      13592.08                    14076.33
  1991/08/31      13834.46                    14337.99
  1991/09/30      14038.45                    14590.59
  1991/10/31      14229.50                    14831.50
  1991/11/30      14305.83                    14934.30
  1991/12/31      14619.57                    15282.39
  1992/01/31      14498.31                    15093.16
  1992/02/29      14653.27                    15251.14
  1992/03/31      14567.01                    15164.41
  1992/04/30      14691.56                    15303.70
  1992/05/31      14935.29                    15573.24
  1992/06/30      15102.46                    15763.64
  1992/07/31      15175.76                    15901.76
  1992/08/31      15343.57                    16114.36
  1992/09/30      15453.88                    16257.74
  1992/10/31      15328.96                    16135.97
  1992/11/30      15407.52                    16209.55
  1992/12/31      15599.02                    16414.85
  1993/01/31      15804.92                    16621.31
  1993/02/28      15945.38                    16790.09
  1993/03/31      16032.67                    16882.08
  1993/04/30      16087.55                    16943.70
  1993/05/31      16179.82                    17059.92
  1993/06/30      16338.36                    17198.63
  1993/07/31      16424.19                    17271.05
  1993/08/31      16465.04                    17313.98
  1993/09/30      16465.98                    17328.88
  1993/10/31      16522.28                    17358.66
  1993/11/30      16426.89                    17333.84
  1993/12/31      16552.48                    17494.74
  1994/01/31      16738.77                    17632.29
  1994/02/28      16581.19                    17544.68
  1994/03/31      16164.81                    17071.02
  1994/04/30      16035.53                    16954.21
  1994/05/31      16049.83                    17002.69
  1994/06/30      15995.56                    16977.86
  1994/07/31      16320.21                    17309.02
  1994/08/31      16360.87                    17362.17
  1994/09/30      16133.19                    17117.74
  1994/10/31      16112.48                    17090.59
  1994/11/30      16060.55                    17042.40
  1994/12/31      16222.05                    17231.63
  1995/01/31      16564.45                    17588.48
  1995/02/28      16990.50                    18051.92
  1995/03/31      17074.58                    18140.40
  1995/04/30      17305.96                    18409.06
  1995/05/31      17837.90                    18971.21
  1995/06/30      17941.11                    19100.28
  1995/07/31      17993.92                    19140.58
  1995/08/31      18161.82                    19337.40
  1995/09/30      18341.20                    19526.63
  1995/10/31      18490.23                    19686.66
  1995/11/30      18694.23                    19914.15
  1995/12/31      18915.67                    20169.96
  1996/01/31      19033.79                    20310.42
  1996/02/29      18890.75                    20158.57
  1996/03/31      18851.27                    20107.17
  1996/04/30      18791.04                    20054.61
  1996/05/31      18714.05                    19987.15
  1996/06/30      18923.40                    20249.68
  1996/07/31      18992.27                    20325.90
  1996/08/31      19005.04                    20334.66
  1996/09/30      19290.32                    20675.15
  1996/10/31      19670.58                    21093.33
  1996/11/30      19944.27                    21400.25
  1996/12/31      19834.56                    21285.77
  1997/01/31      19964.45                    21449.30
  1997/02/28      20018.47                    21526.69
  1997/03/31      19812.61                    21314.39
  1997/04/30      20114.26                    21663.94
  1997/05/31      20302.71                    21886.17
  1997/06/30      20549.08                    22145.49
  1997/07/31      20911.86                    22547.31
  1997/08/31      20872.47                    22499.12
  1997/09/30      21122.17                    22798.15
  1997/10/31      21333.81                    23035.86
  1997/11/30      21368.24                    23106.53
  1997/12/31      21560.43                    23315.03
  1998/01/31      21755.04                    23540.18
  1998/02/28      21790.29                    23592.75
  1998/03/31      21870.52                    23692.62
  1998/04/30      22008.73                    23830.16
  1998/05/31      22167.36                    23992.82
  1998/06/30      22221.33                    24093.86
  1998/07/31      22336.44                    24229.35
IMATRL PRASUN   SHR__CHT 19980731 19980811 133226 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Ginnie Mae Fund on July 31, 1988. As the chart shows, by July 31, 1998, the value of the investment would have grown to $22,336 - a 123.36% increase on the initial investment. For comparison, look at how the Lehman Brothers GNMA Index did over the same period. With dividends and capital gains, if any, reinvested the same $10,000 investment would have grown to $24,229 - a 142.29% increase. The fund will compare its performance to that of the Lehman Brothers GNMA Index rather than the Salomon Brothers GNMA Index. The indexes include the same types of bonds, and their performance is not materially different. The fund is changing to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity bond funds. For comparison purposes, both indexes are shown on page 4.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)

TOTAL RETURN COMPONENTS
                          YEARS ENDED JULY 31,

                    1998   1997    1996    1995    1994

Dividend returns    6.63%  7.07%   6.58%   7.35%   5.24%

Capital returns     0.18%   3.04%  -1.03%   2.91%  -5.87%

Total returns       6.81%  10.11%  5.55%   10.26%  -0.63%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED JULY 31, 1998    PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share            5.63(cents)   34.78(cents)   69.82(cents)

Annualized dividend rate       6.10%         6.45%          6.43%

30-day annualized yield        6.37%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.87 over the past one month, $10.88 over the past six months and $10.86 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses, the fund's yield would have been 6.32%.

FIDELITY GINNIE MAE FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Investors worldwide flocked to the
perceived safe haven of U.S. bonds
amid a sharp sell-off in Russian
bonds, weakness in overseas
markets and concerns about U.S.
corporate profits. The Lehman
Brothers Aggregate Bond Index -
a broad gauge of the U.S. taxable
bond market - returned 7.87%
during the 12-month period that
ended July 31, 1998. In the fourth
quarter of 1997 and the first half of
1998, global market volatility and
low interest rates were the main
stories behind bond market
performance. As investors moved
assets from stocks and riskier bonds
to highly rated corporate bonds
and U.S. Treasuries, bond yields -
which move in the opposite
direction of bond prices - fell to
their lowest levels in decades. The
yield on the benchmark 30-year
bond fell to 5.70% from 6.50%
during the period. The Lehman
Brothers Corporate Bond Index
returned 7.35% for the past 12
months as corporate bond investors
benefited from domestic economic
stability and high demand for yield.
The period ended on a positive note
for bonds when the National
Association of Purchasing
Management's July index fell to
49.1, below the 49.8 reading
expected. A reading above 50
indicates an expansion in the
manufacturing economy, while
one below 50 points to a contraction.
The report also indicated there
were no new signs of inflationary
pressure. Since inflation erodes the
value of fixed-income holdings such
as bonds, this was positive news for
bond investors.


(Photograph of Curt Hollingsworth)

An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Ginnie Mae Fund

Q. HOW DID THE FUND PERFORM, CURT?

A. For the 12-month period that ended July 31, 1998, the fund had a total return of 6.81%. To get a sense of how the fund did relative to its competitors, the GNMA funds average also returned 6.81% for the same one-year period, according to Lipper Analytical Services. Additionally, the Lehman Brothers GNMA Index - which tracks the types of securities in which the fund invests - returned 7.46%.

Q. MORTGAGE-BACKED SECURITIES, INCLUDING GINNIE MAE SECURITIES,
OUTPACED TREASURIES THROUGHOUT MUCH OF THE PAST YEAR, BUT RECENTLY HAVE LAGGED THEM. WHAT ACCOUNTED FOR THAT SHIFT?

A. Because interest rates fell substantially over the past year, home sales and mortgage refinancings have occurred at or near record rates so far this year. Those transactions, in turn, prompted a significant rise in the prepayment of mortgage-backed securities. As prepayment activity accelerated, mortgage security prices came under pressure. While refinancings often put money in consumers' pockets, they take steady long-term streams of payments away from holders of mortgage-backed securities. When refinancings step up, many mortgage security holders must find a new place to put their money - usually at lower interest rates.

Q. WHICH HOLDINGS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The fund's holdings in securities containing loans that originated between five and 10 years ago was relatively light throughout the year, a strategy that proved beneficial for the fund. Those securities proved to be less immune to prepayment activity in the face of substantial interest-rate declines than many observers first thought. On the other hand, the fund's stake in loans originated in early 1998 with coupons - the interest rate the borrower promises to pay - of 7.5% and 8.0% was relatively heavy. In large part because of the newness of the underlying mortgages and the very slight risk that the mortgage holders would turn around and refinance just months after taking out the loan, these securities offered relatively good protection against prepayment. They were bid up in response.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. I wouldn't point to a specific security that was a disappointment or that meaningfully detracted from the fund's performance. However, I'd point to the ever-decreasing number of opportunities to find securities that offered good protection against prepayment, at a reasonable price. In previous years, there were occasions when a particular coupon became cheap, but that hasn't been the case for some time.

Q. WHAT WERE THE OTHER KEY ELEMENTS TO YOUR STRATEGY?

A. I kept the fund's duration - or interest-rate sensitivity - neutral. By that I mean I didn't structure the fund to benefit from interest rates moving higher or lower. I believe that it is extremely difficult to predict the direction of interest rates with any regular success over an extended time period. As a result, I kept duration in line with the market rather than making it more or less sensitive based on where I think interest rates are headed. Additionally, by keeping the fund's investments evenly spread across the various coupons available in the mortgage market, I have attempted to position the fund to perform well whether interest rates rise, fall or remain stable.

Q. WHAT'S YOUR OUTLOOK FOR THE GINNIE MAE MARKET?

A. I believe that prepayments will continue at a fairly quick pace until interest rates stabilize or move higher. As is always the case, the direction of interest rates will be the main factor that determines the performance of mortgage securities. But since I'm not in the business of forecasting interest rates, I won't try to predict where rates will end up six months or a year from today. I'll continue to focus on finding securities that I believe will offer the best total-return potential, whether interest rates are heading higher, lower or remain the same.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS

GOAL: to provide high current
income by investing mainly in
mortgage securities issued by
the Government National
Mortgage Association (Ginnie
Mae)

FUND NUMBER: 015

TRADING SYMBOL: FGMNX

START DATE: November 8,
1985

SIZE: as of July 31, 1998,
more than $917 million

MANAGER: Curt
Hollingsworth, since 1997;
manager, various Fidelity and
Spartan government funds;
joined Fidelity in 1983
(checkmark)

CURT HOLLINGSWORTH ON HIS
MORTGAGE-BACKED SECURITY
SELECTION:

"Because there are some periods
- such as the past year - when
significantly falling interest rates
can set off an unexpected wave of
prepayment of mortgages, I spend
a fair amount of time analyzing a
mortgage security's risk of being
called, or redeemed, when the
underlying mortgages are prepaid.
With the help of Fidelity's
research team, I try to identify
mortgage securities that have less
of a chance of being prepaid, and
then look for opportunities to buy
them at attractive prices.

"For example, I try to find
opportunities among mortgage
securities with coupons - or the
interest rate the borrower
promises to pay - that are
significantly higher than current
interest rates. At first glance, it may
appear that mortgages with
coupons that are much higher
than prevailing rates are extremely
susceptible to being prepaid. But
because these mortgages have not
yet been prepaid - despite the
borrowers being presented with
several attractive opportunities to
do so - the likelihood that they
will be prepaid in the future is
rather small."

FIDELITY GINNIE MAE FUND

INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF JULY 31, 1998
               % OF FUND'S  INVESTMENTS   % OF FUND'S INVESTMENTS 6
                                          MONTHS AGO

 less than 7%  15.0                       7.1

 7 -  7.99%    46.3                       38.6

 8 -  8.99%    26.2                       30.3

 9 -  9.99%    5.4                        4.9

10 - 10.99%    2.4                        2.6

11% and over   1.4                        1.6

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS OF JULY 31, 1998
                  6 MONTHS AGO

Years  6.1        5.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF JULY 31, 1998
                  6 MONTHS AGO

Years  2.8        2.6

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1998
Row: 1, Col: 1, Value: 97.0
Row: 1, Col: 2, Value: 3.0
Mortgage-backed
securities * 96.7%
Short-term
investments 3.3%
*GNMA Securities 82.5%


AS OF JANUARY 31, 1998
Row: 1, Col: 1, Value: 85.0
Row: 1, Col: 2, Value: 15.0
Mortgage-backed
securities ** 85.1%
Short-term
investments 14.9%
**GNMA Securities 94.3%


FIDELITY GINNIE MAE FUND

INVESTMENTS JULY 31, 1998

Showing Percentage of Total Value of Investment in Securities

U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 96.7%
                                PRINCIPAL     VALUE (NOTE 1)
                                AMOUNT (000S) (000S)
FANNIE MAE - 0.3%
 8 1/2%, 6/1/08 to 4/1/16               $ 979 $ 1,020
 9%, 10/1/11                             190  199
 10 1/4%, 12/1/15 to 10/1/18             487  536
 11 1/2%, 6/1/13 to 9/1/15               363  412
 12 1/2%, 10/1/15                        233  272
 14%, 11/1/12                              9  10
                                              2,449

FREDDIE MAC - 2.1%
 8 1/2%, 2/1/04 to 5/1/17                819  852
 9%, 6/1/10 to 4/1/21                  3,039  3,190
 10%, 10/1/04 to 12/1/19               5,853  6,335
 10 1/4%, 2/1/09 to 11/1/16            2,936  3,188
 10 1/2%, 5/1/10 to 12/1/20            4,341  4,835
 11 1/4%, 2/1/10                         249  278
 11 3/4%, 11/1/11                        108  121
 12%, 6/1/15 to 11/1/15                  307  355
 12 1/2%, 11/1/12 to 9/1/13              694  806
                                              19,960

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 94.3%
 6%, 10/15/23 to 7/15/28              13,626  13,290
 6 1/2%, 5/15/08 to 8/15/28          128,952  128,844
 7%, 10/15/07 to 8/15/28             232,064  235,781
 7 1/2%, 6/15/02 to 8/15/28          198,427  204,256
 8%, 7/15/01 to 8/15/28              189,742  196,985
 8 1/2%, 2/15/05 to 10/15/22          47,610  50,538
 9%, 12/15/04 to 12/15/24             15,326  16,425
 9 1/2%, 4/15/01 to 11/15/22          29,275  31,555
 10%, 10/15/00 to 2/15/25              2,078  2,274
 10 1/2%, 11/15/98 to 4/15/19          4,901  5,415
 11%, 1/15/10 to 8/15/19               3,801  4,267
 11 1/2%, 3/15/10 to 4/15/19           4,445  5,007
 12%, 5/15/99 to 11/15/15                922  1,050
 13%, 2/15/11 to 5/15/15                 633  742
 13 1/2%, 5/15/10 to 1/15/15             364  428
                                              896,857

TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $904,359)                               919,266

CASH EQUIVALENTS - 3.3%
                                    MATURITY VALUE (NOTE 1)
                               AMOUNT (000S) (000S)
Investments in repurchase
agreements
(U.S. Treasury obligations),
in a joint
trading account at 5.62%,
dated 7/31/98
due 8/03/98 (Cost $31,732)          $ 31,747 $ 31,732

TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $936,091)                              $ 950,998

OTHER INFORMATION

Purchases and sales of long-term U.S. government and government agency obligations aggregated $1,555,396,000 and $1,463,633,000, respectively.

INCOME TAX INFORMATION
At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $942,300,000. Net unrealized appreciation aggregated $8,698,000, of which $10,203,000 related to appreciated investment securities and $1,505,000 related to depreciated investment securities.

At July 31, 1998, the fund had a capital loss carryforward of approximately $15,435,000 of which $10,681,000, and $4,754,000 will expire on July 31, 2003 and 2004, respectively.

FIDELITY GINNIE MAE FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)               JULY 31, 1998

ASSETS

Investment in securities,           $ 950,998
at value (including
repurchase agreements of
$31,732) (cost $936,091) -
See accompanying schedule

Cash                                 1

Receivable for investments           89,802
sold

Receivable for fund shares           2,217
sold

Interest receivable                  5,658

 TOTAL ASSETS                        1,048,676

LIABILITIES

Payable for investments    $ 129,314
purchased

Payable for fund shares      1,019
redeemed

Distributions payable        565

Accrued management fee       297

Other payables and accrued   251
expenses

 TOTAL LIABILITIES                   131,446

NET ASSETS                          $ 917,230

Net Assets consist of:

Paid in capital                     $ 925,829

Distributions in excess of           (1,862)
net investment income

Accumulated undistributed            (21,644)
net realized gain (loss)  on
investments

Net unrealized                       14,907
appreciation (depreciation)
on investments

NET ASSETS, for 84,363              $ 917,230
shares outstanding

NET ASSET VALUE, offering            $10.87
price and redemption price
per share ($917,230 (divided
by) 84,363 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR
ENDED JULY 31, 1998

INVESTMENT INCOME                   $ 63,051
Interest

EXPENSES

Management fee            $ 3,763

Transfer agent fees         1,933

Accounting fees and         278
expenses

Non-interested trustees'    13
compensation

Custodian fees and          180
expenses

Registration fees           46

Audit                       50

Legal                       34

Reports to shareholders     77

 Total expenses before      6,374
reductions

 Expense reductions         (143)    6,231

NET INVESTMENT INCOME               56,820

REALIZED AND UNREALIZED GAIN        14,559
(LOSS)
Net realized gain (loss)
on investment securities

Change in net unrealized            (13,818)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                     741

NET INCREASE (DECREASE)           $ 57,561
IN NET ASSETS RESULTING
FROM OPERATIONS

OTHER INFORMATION

Expense reductions:

 FMR reimbursement               $ 120

 Custodian credits                 1

 Transfer agent credits            22

                                 $ 143


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS            YEAR ENDED JULY 31, 1998  YEAR ENDED JULY 31, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment       $ 56,820                  $ 53,630
income

 Net realized gain (loss)         14,559                    2,497

 Change in net unrealized         (13,818)                  20,073
appreciation (depreciation)

 NET INCREASE (DECREASE)          57,561                    76,200
IN NET ASSETS RESULTING
FROM OPERATIONS

Distributions to                  (55,500)                  (52,899)
shareholders from net
investment income

Share transactions Net            349,964                   195,577
proceeds from sales of shares

 Reinvestment of                  48,330                    45,337
distributions

 Cost of shares redeemed          (305,260)                 (232,014)

 NET INCREASE (DECREASE)          93,034                    8,900
IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

  TOTAL INCREASE                  95,095                    32,201
(DECREASE) IN NET ASSETS

NET ASSETS

 Beginning of period              822,135                   789,934

 End of period (including       $ 917,230                 $ 822,135
distributions in excess of
net investment income of
$1,862 and $1,202,
respectively)

OTHER INFORMATION
Shares

 Sold                             32,197                    18,325

 Issued in reinvestment           4,446                     4,249
of distributions

 Redeemed                         (28,087)                  (21,758)

 Net increase (decrease)          8,556                     816



FINANCIAL HIGHLIGHTS
                                                 YEARS ENDED JULY 31,

                           1998                  1997      1996      1995      1994

SELECTED PER-SHARE DATA

Net asset value,           $ 10.850              $ 10.530  $ 10.640  $ 10.360  $ 11.260
beginning  of period

Income from Investment      .714 B                .720 B    .688      .721      .582
Operations Net investment
income

 Net realized and           .004                  .310      (.107)    .292      (.650)
unrealized   gain (loss)

 Total from investment      .718                  1.030     .581      1.013     (.068)
operations

Less Distributions

 From net investment        (.698)                (.710)    (.691)    (.713)    (.582)
income

 From net realized gain     -                     -         -         -         (.190)

 In excess of net           -                     -         -         (.020)    (.060)
realized gain

 Total distributions        (.698)                (.710)    (.691)    (.733)    (.832)

Net asset value, end of    $ 10.870              $ 10.850  $ 10.530  $ 10.640  $ 10.360
period

TOTAL RETURN A              6.81%                 10.11%    5.55%     10.26%    (.63)%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period  $ 917                 $ 822     $ 790     $ 767     $ 769
 (in millions)

Ratio of expenses to        .72% D                .76%      .76%      .75%      .82%
average  net assets

Ratio of expenses to        .72%                  .75% C    .75% C    .75%      .82%
average net assets after
expense reductions

Ratio of net investment     6.58%                 6.75%     6.69%     7.24%     7.03%
income to average net assets

Portfolio turnover rate     172%                  98%       107%      210%      303%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).

FIDELITY GOVERNMENT SECURITIES FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1998       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY GOVERNMENT SECURITIES    7.67%        33.00%        130.27%

LB Government Bond                8.35%        37.43%        135.99%

SB Treasury/Agency                8.40%        37.54%        136.42%

General US Government Funds       7.32%        31.41%        115.07%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Government Bond Index and the Salomon Brothers Treasury/Agency Index, both of which are indexes of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the general U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 185 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1998     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY GOVERNMENT SECURITIES  7.67%        5.87%         8.70%

LB Government Bond              8.35%        6.57%         8.97%

SB Treasury/Agency              8.40%        6.58%         8.99%

General US Government Funds     7.32%        5.60%         7.93%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Government Securities       LB Government Bond
             00054                       LB003
  1988/07/31      10000.00                    10000.00
  1988/08/31      10011.06                    10019.90
  1988/09/30      10180.60                    10238.83
  1988/10/31      10327.85                    10419.23
  1988/11/30      10234.30                    10295.99
  1988/12/31      10250.93                    10335.28
  1989/01/31      10377.18                    10466.69
  1989/02/28      10321.24                    10381.47
  1989/03/31      10371.42                    10445.00
  1989/04/30      10569.89                    10669.03
  1989/05/31      10760.61                    10920.62
  1989/06/30      11064.39                    11284.99
  1989/07/31      11264.95                    11523.31
  1989/08/31      11109.17                    11329.39
  1989/09/30      11152.86                    11378.12
  1989/10/31      11381.56                    11672.58
  1989/11/30      11485.64                    11785.61
  1989/12/31      11544.43                    11805.52
  1990/01/31      11395.05                    11638.39
  1990/02/28      11439.32                    11661.61
  1990/03/31      11453.25                    11659.05
  1990/04/30      11412.90                    11556.22
  1990/05/31      11649.47                    11878.49
  1990/06/30      11811.36                    12066.55
  1990/07/31      11962.23                    12220.92
  1990/08/31      11899.99                    12050.73
  1990/09/30      11989.03                    12166.31
  1990/10/31      12168.01                    12365.08
  1990/11/30      12437.27                    12639.13
  1990/12/31      12644.99                    12834.58
  1991/01/31      12736.65                    12972.37
  1991/02/28      12836.93                    13046.62
  1991/03/31      12890.65                    13112.96
  1991/04/30      13010.18                    13256.87
  1991/05/31      13076.56                    13308.41
  1991/06/30      13046.04                    13289.53
  1991/07/31      13207.57                    13447.22
  1991/08/31      13547.04                    13759.03
  1991/09/30      13856.52                    14047.61
  1991/10/31      13975.36                    14170.60
  1991/11/30      14105.50                    14312.72
  1991/12/31      14663.22                    14800.34
  1992/01/31      14412.25                    14569.93
  1992/02/29      14441.44                    14626.83
  1992/03/31      14346.96                    14541.35
  1992/04/30      14436.21                    14632.95
  1992/05/31      14733.20                    14902.91
  1992/06/30      14984.69                    15116.48
  1992/07/31      15445.51                    15497.44
  1992/08/31      15578.64                    15641.86
  1992/09/30      15785.02                    15863.08
  1992/10/31      15528.60                    15634.20
  1992/11/30      15539.60                    15607.15
  1992/12/31      15831.99                    15869.97
  1993/01/31      16207.09                    16207.04
  1993/02/28      16604.36                    16531.60
  1993/03/31      16692.49                    16586.97
  1993/04/30      16857.45                    16714.55
  1993/05/31      16790.24                    16696.18
  1993/06/30      17203.68                    17066.67
  1993/07/31      17313.71                    17170.78
  1993/08/31      17795.97                    17554.03
  1993/09/30      17866.15                    17621.14
  1993/10/31      17958.89                    17687.73
  1993/11/30      17704.12                    17493.81
  1993/12/31      17782.75                    17561.43
  1994/01/31      18069.07                    17801.79
  1994/02/28      17532.93                    17424.92
  1994/03/31      17065.76                    17032.99
  1994/04/30      16903.19                    16899.03
  1994/05/31      16888.73                    16877.34
  1994/06/30      16799.31                    16838.56
  1994/07/31      17174.37                    17148.07
  1994/08/31      17164.14                    17151.39
  1994/09/30      16828.02                    16909.75
  1994/10/31      16762.55                    16896.99
  1994/11/30      16747.70                    16866.12
  1994/12/31      16857.05                    16968.69
  1995/01/31      17173.52                    17284.58
  1995/02/28      17574.16                    17656.60
  1995/03/31      17671.73                    17767.34
  1995/04/30      17892.20                    17999.54
  1995/05/31      18605.76                    18725.47
  1995/06/30      18736.07                    18869.13
  1995/07/31      18663.00                    18799.72
  1995/08/31      18877.88                    19020.69
  1995/09/30      19051.80                    19203.90
  1995/10/31      19346.77                    19496.31
  1995/11/30      19641.28                    19800.21
  1995/12/31      19902.72                    20080.89
  1996/01/31      20009.24                    20204.13
  1996/02/29      19580.74                    19792.55
  1996/03/31      19416.59                    19627.21
  1996/04/30      19264.68                    19501.93
  1996/05/31      19233.13                    19469.27
  1996/06/30      19459.22                    19720.60
  1996/07/31      19509.68                    19769.33
  1996/08/31      19452.25                    19725.19
  1996/09/30      19780.32                    20052.56
  1996/10/31      20196.55                    20493.74
  1996/11/30      20527.02                    20850.20
  1996/12/31      20317.69                    20637.39
  1997/01/31      20339.68                    20660.36
  1997/02/28      20353.32                    20688.68
  1997/03/31      20133.48                    20469.75
  1997/04/30      20416.47                    20765.23
  1997/05/31      20576.13                    20944.35
  1997/06/30      20795.69                    21179.35
  1997/07/31      21386.88                    21780.51
  1997/08/31      21153.72                    21565.16
  1997/09/30      21483.28                    21889.46
  1997/10/31      21811.82                    22268.12
  1997/11/30      21917.37                    22382.18
  1997/12/31      22132.54                    22616.16
  1998/01/31      22461.03                    22954.50
  1998/02/28      22399.45                    22892.25
  1998/03/31      22462.33                    22957.06
  1998/04/30      22543.28                    23060.40
  1998/05/31      22764.78                    23297.19
  1998/06/30      23008.63                    23562.04
  1998/07/31      23027.20                    23598.53
IMATRL PRASUN   SHR__CHT 19980731 19980817 114923 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Government Securities Fund on July 31, 1988. As the chart shows, by July 31, 1998, the value of the investment would have grown to $23,027 - a 130.27% increase on the initial investment. For comparison, look at how the Lehman Brothers Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,599 - a 135.99% increase. The fund will compare its performance to that of the Lehman Brothers Government Bond Index rather than the Salomon Brothers Treasury/Agency Index. The indexes include the same type of bonds, and their performance is not materially different. The fund is changing to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity bond funds. For comparison, both indexes are shown on page 17.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)

TOTAL RETURN COMPONENTS
                           YEARS ENDED JULY 31,

                    1998   1997   1996    1995    1994

Dividend returns    6.04%  7.22%  6.58%   6.78%   5.93%

Capital returns     1.63%  2.40%  -2.04%   1.89%  -6.73%

Total returns       7.67%  9.62%  4.54%   8.67%   -0.80%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund, are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED JULY 31, 1998   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share           4.81(cents)   27.84(cents)   57.26(cents)

Annualized dividend rate      5.66%         5.64%          5.79%

30-day annualized yield       5.32%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.00 over the past one month, $9.96 over the past six months and $9.89 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

FIDELITY GOVERNMENT SECURITIES FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Investors worldwide flocked to the
perceived safe haven of U.S. bonds
amid a sharp sell-off in Russian
bonds, weakness in overseas
markets and concerns about U.S.
corporate profits. The Lehman
Brothers Aggregate Bond Index -
a broad gauge of the U.S. taxable
bond market - returned 7.87%
during the 12-month period that
ended July 31, 1998. In the fourth
quarter of 1997 and the first half of
1998, global market volatility and
low interest rates were the main
stories behind bond market
performance. As investors moved
assets from stocks and riskier bonds
to highly rated corporate bonds
and U.S. Treasuries, bond yields -
which move in the opposite
direction of bond prices - fell to
their lowest levels in decades. The
yield on the benchmark 30-year
bond fell to 5.70% from 6.50%
during the period. The Lehman
Brothers Corporate Bond Index
returned 7.35% for the past 12
months as corporate bond investors
benefited from domestic economic
stability and high demand for yield.
The period ended on a positive note
for bonds when the National
Association of Purchasing
Management's July index fell to
49.1, below the 49.8 reading
expected. A reading above 50
indicates an expansion in the
manufacturing economy, while
one below 50 points to a contraction.
The report also indicated there
were no new signs of inflationary
pressure. Since inflation erodes the
value of fixed-income holdings such
as bonds, this was positive news for
bond investors.


(Photograph of Curt Hollingsworth)

An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Government Securities Fund

Q. HOW DID THE FUND PERFORM, CURT?

A. For the 12-month period that ended July 31, 1998, the fund had a total return of 7.67%. To get a sense of how the fund did relative to its competitors, the general U.S. government funds average returned 7.32% for the same one-year period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Government Bond Index - which tracks the types of securities in which the fund invests - returned 8.35%.

Q. WHAT FACTORS HELPED THE FUND OUTPACE ITS PEERS?

A. I think it came down to two factors. First, I managed the fund to have approximately the same sensitivity to interest-rate movements as the market for government securities, as represented by the Lehman Brothers Government Bond Index. By doing so, I avoided the mistake of positioning the fund based on a potentially incorrect prediction of where interest rates were headed. The second reason for the fund's outperformance was its heavy exposure, compared to the index, to agency and mortgage securities, and its relatively small position in U.S. Treasury securities. Primarily because of their yield advantage, mortgage and agency securities outpaced their U.S. Treasury counterparts throughout much of the period.

Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?

A. For the last couple of months or so of the period, agency and mortgage securities lagged their Treasury counterparts. Treasuries posted significant gains mainly because international investors scooped them up as protection against the Asian economic crisis. A similar rally was prevented in the agency market, however, because demand wasn't as strong. Mortgage securities, meanwhile, suffered from an accelerated rate of prepayments. As interest rates fell, homeowners refinanced their mortgages at the fastest pace since 1993. As this happened, mortgage-backed securities returned their principal to investors. The timing of that return of principal was inopportune because some investors had to plow their returned principal into their investments at a time when interest rates were near historic lows.

Q. HOW DO YOU TRY TO DEAL WITH PREPAYMENT OF MORTGAGE SECURITIES?

A. I try to minimize prepayment activity by emphasizing "seasoned" securities, as well as those with very high and very low coupons, or interest rates. Seasoned securities have been through several refinancing periods, but the mortgage holders haven't refinanced even after being presented several attractive opportunities to do so. Mortgage securities with very high and very low coupons are often less likely than those with coupons around the current interest rate to experience dramatic changes in prepayment activity.

Q. WHAT CHOICES DID YOU MAKE IN THE TREASURY SECTOR?

A. I emphasized securities that were issued some time ago, known as "off-the-run" Treasuries. That's because they were more attractively priced than newly issued Treasuries, which command a premium for being more liquid, or easily traded.

Q. AND WHICH CHOICES DID YOU MAKE IN THE AGENCY SECTOR?

A. I focused almost exclusively on agency securities that are non-callable - those that can't be redeemed by their issuers before maturity. Bonds typically are called when interest rates fall so significantly that issuers can save money by issuing new bonds at lower rates. A call is a positive for issuers because it cuts their borrowing costs. But holders of callable bonds are often at a disadvantage because they may have to reinvest the proceeds from the called securities in new, lower-yielding bonds. Non-callable bonds generally perform better than callable ones when interest rates fall and bond prices rally, and generally fare no worse than callable bonds when interest rates rise and bond prices fall.

Q. WHAT DO YOU SEE ON THE HORIZON FOR THE GOVERNMENT SECURITIES
MARKET?

A. The direction of interest rates, as always, will be the prime determinant of government bond performance, and I'm not willing to speculate on where interest rates will be six months or a year from now. I will say, however, that I believe that interest rates could remain volatile as investors struggle with the dueling forces of a strong U.S. economy and an ever-weakening Asia. I'll try to identify those securities that I believe will offer the best total-return potential in any type of interest-rate environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS

GOAL: high current income
with preservation of capital

FUND NUMBER: 054

TRADING SYMBOL: FGOVX

START DATE: April 4, 1979
SIZE: as of July 31, 1998,
more than $1.2 billion

MANAGER: Curt
Hollingsworth, since 1997;
manager, various Fidelity and
Spartan government funds;
joined Fidelity in 1983
(checkmark)

CURT HOLLINGSWORTH ON
MANAGING THE FUND'S
DURATION:

"A cornerstone of my investment
strategy - which I stick to whether
interest rates rise, fall or remain
stable - is keeping the fund's
`duration' in line with that of the
Lehman Brothers Government
Bond Index. Essentially, keeping
the fund's duration approximately
the same as that index means that
the fund will be no more or less
sensitive to changes in interest
rates than the market for
government securities as
measured by its index. It's my view
that it is impossible to pinpoint
the direction and magnitude of
interest-rate changes with any
accuracy and consistency over
time. In fact, positioning the fund
to bet on the direction of interest
rates can seriously backfire if that
bet proves to be a losing one."


FIDELITY GOVERNMENT SECURITIES FUND

INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF JULY 31, 1998
                    % OF FUND'S  INVESTMENTS   % OF FUND'S INVESTMENTS 4
                                               MONTHS AGO

 Zero Coupon bonds  0.1                        10.9

 5 -  5.99%         9.9                        12.2

 6 -  6.99%         28.5                       18.5

 7 -  7.99%         11.4                       4.6

 8 -  8.99%         24.2                       13.5

 9 -  9.99%         19.2                       26.2

10 - 10.99%         4.2                        4.4

11% and over        2.0                        1.3

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-
TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS OF JULY 31, 1998
            4 MONTHS AGO

Years  8.7  8.7

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF JULY 31, 1998
            4 MONTHS AGO

Years  5.2  5.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1998
Row: 1, Col: 1, Value: 18.1
Row: 1, Col: 2, Value: 24.1
Row: 1, Col: 3, Value: 56.8
Row: 1, Col: 4, Value: 1.0
Mortgage-backed
securities 18.1%
U.S. Treasury
obligations 24.1%
U.S. government
agency obligations 57.3%
Short-term
investments 0.5%

AS OF MARCH 31, 1998
Row: 1, Col: 1, Value: 13.5
Row: 1, Col: 2, Value: 33.0
Row: 1, Col: 3, Value: 45.1
Row: 1, Col: 4, Value: 8.4
Mortgage-backed
securities 13.5%
U.S. Treasury
obligations 33.0%
U.S. government
agency obligations 45.1%
Short-term
investments 8.4%

FIDELITY GOVERNMENT SECURITIES FUND

INVESTMENTS JULY 31, 1998

Showing Percentage of Total Value of Investment in Securities


U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 81.4%

                                            PRINCIPAL VALUE (NOTE 1)
                                        AMOUNT (000S) (000S)
U.S. TREASURY OBLIGATIONS - 24.1%
 8 3/4%, 5/15/17                             $ 61,000 $ 81,378
 8 7/8%, 8/15/17                             110,560  149,342
 9%, 11/15/18                                 49,400  67,995
TOTAL U.S. TREASURY OBLIGATIONS                       298,715

U.S. GOVERNMENT AGENCY OBLIGATIONS - 57.3%

Fannie Mae:
 6.18%, 1/31/00                               40,000  40,300
 8 1/4%, 12/18/00                             15,000  15,837
 5.44%, 1/24/01                               11,700  11,625
 6.74%, 5/13/04                                3,720  3,884
 7.40%, 7/1/04                                 2,200  2,372
Farm Credit System Financial Assistance
Corporation:
9 3/8%, 7/21/03                               11,437  13,187
 8.80%, 6/10/05                                8,485  9,898
Federal Agriculture Mortgage
Corporation 8.07%, 7/17/06                     3,000  3,415
Federal Farm Credit Bank:
 6 1/4%, 9/24/04                               7,300  7,475
 6.19%, 11/03/04                               2,000  2,039
 6.20%, 11/12/04                               6,900  7,039
 6.14%, 11/22/04                              22,440  22,801
 8.06%, 1/4/05                                 7,600  8,506
 8.12%, 2/01/05                                8,635  9,702
 7.35%, 3/24/05                                1,000  1,083
Federal Home Loan Bank:
 9 1/2%, 2/25/04                               1,850  2,173
 7.31%, 6/16/04                                8,240  8,849
 6.58%, 6/24/04                                4,325  4,491
 7.36%, 7/1/04                                 7,110  7,658
 7.66%, 7/20/04                                6,460  7,059
 7.38%, 8/5/04                                 3,770  4,067
 7.46%, 9/9/04                                 6,015  6,526
 7.58%, 9/13/04                                4,000  4,365
 6.56%, 9/17/04                                1,585  1,648
 6.26%, 9/24/04                                1,800  1,844
 7.87%, 10/20/04                               1,280  1,416
 6.21%, 11/04/04                              11,330  11,564
 8.09%, 12/28/04                               2,140  2,398
 5.79%, 2/09/05                               26,900  26,866
 7.59%, 3/10/05                                1,895  2,074

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED

                                            PRINCIPAL VALUE (NOTE 1)
                                        AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Federal Home Loan Bank: - continued
 6.23%, 10/24/05                             $ 17,175 $ 17,583
 6.07%, 5/02/06                                 1,500  1,522
Freddie Mac:
 7 1/4%, 4/28/04                                2,000  2,142
 6.51%, 7/01/04                                 5,000  5,174
 6.80%, 3/19/07                                29,700  31,482
 7.10%, 4/10/07                                 9,000  9,751
Financing Corp. stripped principal:
 0%, 8/3/05                                     1,082  724
 0%, 8/3/05                                       907  607
Government Loan Trusts (assets of
Trust guaranteed by
U.S. Government through Agency
for International
Development) 8 1/2%, 4/1/06                     3,920  4,314
Government Trust Certificates (assets of
Trust guaranteed by
U.S. Government through Defense Security
Assistance Agency)
 Class T-3, 9 5/8%, 5/15/02                    18,538  19,536
  Class 1-C, 9 1/4%, 11/15/01                  51,139  54,119
  Class 2-E, 9.40%, 5/15/02                    18,574  19,575
Guaranteed Export Trust Certificates (assets
of Trust guaranteed
by U.S. Government through Export-Import Bank):
 Series 1994-A, 7.12%, 4/15/06                  5,162  5,365
  Series 1995-A, 6.28%, 6/15/04                10,408  10,537
  Series 1995-B, 6.13%, 6/15/04                25,828  26,038
  Series 1996-A, 6.55%, 6/15/04                15,723  16,036
Guaranteed Trade Trust Certificates (assets
of Trust guaranteed
by U.S. Government through export-Import Bank):
 Series 1994-A, 7.39%, 6/26/06                 34,667  36,671
  Series 1994-B, 7 1/2%, 1/26/06                8,189  8,704
Israel Export Trust Certificates (assets of
Trust guaranteed by
U.S. Government through Export-Import Bank):
 Series 1994-1, 6.88%, 1/26/03                  9,302  9,526
Overseas Private Investment Corp. U.S.
Government
guaranteed guaranteed participation certificate:
 Series 1994-195, 6.08%, 8/15/04 (callable)     9,400  9,456
  5.926%, 6/15/05  15,392  15,417
Private Exporting Funding Corp. 5.82%,
6/15/03 (a)                                    19,000  19,008
State of Israel (guaranteed by U.S.
Government through
Agency for International Development):
  5 3/4%, 3/15/00                               1,600  1,603
  6 5/8%, 8/15/03                               9,530  9,861
  5 5/8%, 9/15/03                              40,680  40,365

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED

                                            PRINCIPAL VALUE (NOTE 1)
                                        AMOUNT (000S) (000S)

U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
State of Israel (guaranteed by U.S.
Government through
Agency for International
Development): - continued
  6 3/4%, 8/15/04                             $ 7,500 $ 7,879
  7 5/8%, 8/15/04                              30,170  33,021
  6.60%, 2/15/08                               25,515  26,682
Student Loan Marketing Association:
 8.14%, 5/17/04                                 1,500  1,671
 6 1/8%, 12/01/05                               4,190  4,265
U.S. Trade Trust Certificates (assets of
Trust guaranteed by
U.S. Government through Export-Import Bank)
8.17%, 1/15/07                                  5,295  5,719
U.S. Department of Housing and Urban
Development
government guaranteed participation
certificates
Series 1995-A, 8.24%, 8/1/02                    3,000  3,246
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS               709,760
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $994,199)                                        1,008,475

U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 16.4%
FANNIE MAE - 4.7%
5 1/2%, 5/1/09 to 3/1/24                        8,813  8,403
6%, 7/1/20                                      2,450  2,396
8%, 1/1/22                                      1,211  1,257
9 1/2%, 11/1/09 to 10/1/28                     19,611  21,024
10%, 8/1/10                                     1,473  1,556
11%, 3/1/10                                     1,080  1,146
11 1/2%, 6/1/19 to 5/1/28                      20,039  23,114
                                                       58,896
FREDDIE MAC - 2.3%
8%, 1/1/10 to 6/1/11                            1,035  1,072
8 1/2%, 8/1/08 to 12/1/10                       1,912  1,989
9%, 8/1/09 to 12/1/10                           1,137  1,199
9 3/4%, 8/1/14                                  1,130  1,221
10 1/2%, 7/1/20 to 12/1/20                     20,287  22,639
                                                       28,120

U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - CONTINUED

                                             PRINCIPAL VALUE (NOTE 1)
                                         AMOUNT (000S) (000S)

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 9.4%
6%, 7/15/08 to 12/15/10                       $ 50,051 $ 49,967
9 1/2%, 9/15/09 to 2/15/25                      35,396  38,225
10%, 8/15/15 to 1/15/26                         25,685  28,170
                                                        116,362
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $203,929)                                         203,378

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
U.S. GOVERNMENT AGENCY - 1.7%
Freddie Mac planned amortization class
Series 1698, Class E 6% 10/15/06
(Cost $21,291)                                  21,250  21,277

CASH EQUIVALENTS - 0.5%

                                              MATURITY
                                         AMOUNT (000S)
Investments in repurchase agreements
(U.S. Treasury obligation), in a joint
account at 5.62%, dated 7/31/98
due 8/03/98 (Cost $5,555)                      $ 5,558  5,555
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,224,974)                                       $ 1,238,685

LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,008,000 or 1.5% of net assets.

OTHER INFORMATION

Purchases and sales of long-term U.S. government and government agency obligations aggregated $2,972,602,000 and $2,788,867,000, respectively.

The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $14,411,000. The weighted average interest rate was 5.9% (see Note 6 of Notes to Financial Statements).

INCOME TAX INFORMATION

At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $1,224,974,000. Net unrealized appreciation aggregated $13,711,000, of which $17,053,000 related to appreciated investment securities and $3,342,000 related to depreciated investment securities.

At July 31, 1998, the fund had a capital loss carryforward of approximately $6,321,000 of which $1,847,000, and, $4,474,000 will expire on July 31, 2004, and 2005, respectively.

A total of 71.79% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. (unaudited)

The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

FIDELITY GOVERNMENT SECURITIES FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)             JULY 31, 1998

ASSETS

Investment in securities,       $ 1,238,685
at value (including
repurchase agreements of
$5,555) (cost $1,224,974) -
See accompanying schedule

Cash                             1,389

Receivable for                   819
investments sold

Receivable for fund              2,949
shares sold

Interest receivable              18,909

 TOTAL ASSETS                    1,262,751

LIABILITIES

Payable for investments    $ 6,122
purchased

Payable for fund shares      2,472
redeemed

Distributions payable        474

Accrued management fee       460

Other payables and           312
accrued expenses

 TOTAL LIABILITIES                9,840

NET ASSETS                      $ 1,252,911

Net Assets consist of:

Paid in capital                 $ 1,241,016

Undistributed net                 4,504
investment income

Accumulated undistributed         (6,320)
net realized gain (loss)  on
investments

Net unrealized                    13,711
appreciation (depreciation)
on investments

NET ASSETS, for 125,546         $ 1,252,911
shares outstanding

NET ASSET VALUE, offering       $9.98
price and redemption price
per share ($1,252,911
(divided by) 125,546 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS    TEN MONTHS
                        ENDED JULY 31, 1998

INVESTMENT INCOME                  $ 64,531
Interest

EXPENSES

Management fee            $ 4,322

Transfer agent fees         1,825

Accounting fees and         287
expenses

Non-interested trustees'    9
compensation

Custodian fees and          7
expenses

Registration fees           170

Audit                       34

Legal                       38

Interest                    2

Reports to shareholders     146

Miscellaneous               5

 Total expenses before      6,845
reductions

 Expense reductions         (74)     6,771

NET INVESTMENT INCOME                57,760

REALIZED AND UNREALIZED GAIN         28,818
(LOSS)
Net realized gain (loss)
on investment securities

Change in net unrealized             (5,599)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                      23,219

NET INCREASE (DECREASE)            $ 80,979
IN NET ASSETS RESULTING
FROM OPERATIONS

OTHER INFORMATION

Expense reductions:

 Custodian credits                 $ 7

 Transfer agent credits              67

                                   $ 74


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS            TEN MONTHS ENDED JULY 31, 1998  YEAR ENDED SEPTEMBER 30, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment       $ 57,760                        $ 63,391
income

 Net realized gain (loss)        28,818                          (622)

 Change in net unrealized        (5,599)                         18,125
appreciation (depreciation)

 NET INCREASE (DECREASE)         80,979                          80,894
IN NET ASSETS RESULTING
FROM OPERATIONS

Distributions to                 (56,286)                        (66,908)
shareholders from net
investment income

Share transactions Net           835,669                         378,207
proceeds from sales of shares

 Reinvestment of                 50,449                          57,722
distributions

 Cost of shares redeemed         (680,613)                       (376,059)

 NET INCREASE (DECREASE)         205,505                         59,870
IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

  TOTAL INCREASE                 230,198                         73,856
(DECREASE) IN NET ASSETS

NET ASSETS

 Beginning of period             1,022,713                       948,857

 End of period (including      $ 1,252,911                     $ 1,022,713
undistributed net investment
income of $4,504 and $581,
respectively)

OTHER INFORMATION
Shares

 Sold                            84,090                          39,114

 Issued in reinvestment          5,076                           5,974
of distributions

 Redeemed                        (68,444)                        (38,946)

 Net increase (decrease)         20,722                          6,142



FINANCIAL HIGHLIGHTS
                               TEN MONTHS ENDED JULY 31,  YEARS ENDED  SEPTEMBER 30,

                               1998                       1997                        1996     1995     1994

SELECTED PER-SHARE DATA

Net asset value,               $ 9.760                    $ 9.620                     $ 9.890  $ 9.330  $ 10.870
beginning  of period

Income from Investment          .481 D                     .625 D                      .670     .625     .626
Operations Net investment
income

 Net realized and               .208                       .175                        (.299)   .564     (1.225)
unrealized   gain (loss)

 Total from investment          .689                       .800                        .371     1.189    (.599)
operations

Less Distributions

 From net investment            (.469)                     (.660)                      (.641)   (.609)   (.631)
income

 From net realized gain         -                          -                           -        -        (.310)

 In excess of net               -                          -                           -        (.020)   -
realized gain

 Total distributions            (.469)                     (.660)                      (.641)   (.629)   (.941)

Net asset value, end of        $ 9.980                    $ 9.760                     $ 9.620  $ 9.890  $ 9.330
period

TOTAL RETURN B, C               7.19%                      8.61%                       3.82%    13.21%   (5.81)%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period      $ 1,253                    $ 1,023                     $ 949    $ 897    $ 614
 (in millions)

Ratio of expenses to            .69% A                     .73%                        .72%     .71%     .69%
average  net assets

Ratio of expenses to            .68% A, E                  .72% E                      .71% E   .71%     .69%
average  net assets after
expense reductions

Ratio of net investment         5.82% A                    6.48%                       6.52%    6.36%    6.26%
income to average net assets

Portfolio turnover rate         289% A                     199%                        124%     391%     402%


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED JULY 31, 1998      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY INTERMEDIATE GOV'T      6.78%        33.02%        104.23%
INCOME

LB Int Government Bond           6.83%        33.48%        118.39%

SB Treasury/Agency 1-10 Yr       6.90%        33.58%        118.56%

Short-Intermediate US            5.67%        27.74%        104.03%
Government Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the Lehman Brothers Intermediate Government Bond Index - a market value weighted index of U.S. government fixed-rate debt issues with maturities between one and 10 years - and the Salomon Brothers Treasury/Agency 1-10 Year Index - a market capitalization weighted index of U.S. Treasury and U.S. government agency securities with fixed-rate coupons and maturities between one and 10 years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate U.S. government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 100 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JULY 31, 1998    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY INTERMEDIATE GOV'T    6.78%        5.87%         7.40%
INCOME

LB Int Government Bond         6.83%        5.95%         8.12%

SB Treasury/Agency 1-10 Yr     6.90%        5.96%         8.13%

Short-Intermediate US          5.67%        5.00%         7.38%
Government Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Intermediate Govt Income    LB Govt Intermediate
             00452                       LB008
  1988/07/31      10000.00                    10000.00
  1988/08/31      10022.26                    10013.41
  1988/09/30      10129.89                    10186.45
  1988/10/31      10228.54                    10326.86
  1988/11/30      10224.54                    10238.06
  1988/12/31      10263.19                    10247.93
  1989/01/31      10345.52                    10350.13
  1989/02/28      10349.51                    10305.86
  1989/03/31      10402.59                    10354.18
  1989/04/30      10539.87                    10563.15
  1989/05/31      10688.35                    10767.05
  1989/06/30      10878.99                    11041.54
  1989/07/31      11014.39                    11265.94
  1989/08/31      10947.78                    11113.64
  1989/09/30      11003.53                    11166.77
  1989/10/31      11177.94                    11401.03
  1989/11/30      11268.22                    11513.86
  1989/12/31      11325.69                    11547.76
  1990/01/31      11311.71                    11475.92
  1990/02/28      11374.27                    11518.42
  1990/03/31      11400.99                    11532.08
  1990/04/30      11417.83                    11493.37
  1990/05/31      11589.15                    11739.53
  1990/06/30      11699.92                    11893.85
  1990/07/31      11839.04                    12060.56
  1990/08/31      11887.20                    12017.05
  1990/09/30      11982.27                    12124.57
  1990/10/31      12106.43                    12293.31
  1990/11/30      12248.30                    12478.50
  1990/12/31      12360.09                    12651.29
  1991/01/31      12497.95                    12781.32
  1991/02/28      12595.40                    12858.73
  1991/03/31      12699.24                    12929.82
  1991/04/30      12808.56                    13063.40
  1991/05/31      12874.77                    13137.02
  1991/06/30      12925.80                    13147.90
  1991/07/31      13073.79                    13290.33
  1991/08/31      13236.31                    13542.55
  1991/09/30      13370.71                    13772.77
  1991/10/31      13537.85                    13930.38
  1991/11/30      13587.03                    14093.81
  1991/12/31      13832.30                    14436.35
  1992/01/31      13765.19                    14297.46
  1992/02/29      13846.73                    14341.99
  1992/03/31      13830.12                    14284.81
  1992/04/30      13932.84                    14413.07
  1992/05/31      14072.08                    14628.11
  1992/06/30      14180.82                    14838.85
  1992/07/31      14221.74                    15123.46
  1992/08/31      14392.88                    15278.03
  1992/09/30      14492.06                    15488.51
  1992/10/31      14432.58                    15302.57
  1992/11/30      14499.38                    15240.34
  1992/12/31      14629.63                    15436.65
  1993/01/31      14755.19                    15723.54
  1993/02/28      14917.19                    15955.27
  1993/03/31      14995.80                    16013.96
  1993/04/30      15092.83                    16139.19
  1993/05/31      15142.65                    16095.17
  1993/06/30      15301.47                    16328.17
  1993/07/31      15353.49                    16361.06
  1993/08/31      15468.38                    16604.69
  1993/09/30      15521.52                    16672.23
  1993/10/31      15556.99                    16711.70
  1993/11/30      15453.85                    16628.97
  1993/12/31      15568.66                    16697.78
  1994/01/31      15730.72                    16862.73
  1994/02/28      15583.03                    16631.25
  1994/03/31      15382.89                    16388.64
  1994/04/30      15308.09                    16282.64
  1994/05/31      15292.25                    16294.27
  1994/06/30      15286.87                    16297.56
  1994/07/31      15441.39                    16511.59
  1994/08/31      15486.94                    16559.65
  1994/09/30      15453.40                    16422.79
  1994/10/31      15471.54                    16426.08
  1994/11/30      15435.95                    16352.96
  1994/12/31      15420.86                    16406.34
  1995/01/31      15653.87                    16673.24
  1995/02/28      15881.21                    16994.79
  1995/03/31      15956.79                    17088.39
  1995/04/30      16145.24                    17286.48
  1995/05/31      16563.40                    17773.98
  1995/06/30      16664.26                    17887.07
  1995/07/31      16700.76                    17895.67
  1995/08/31      16841.36                    18043.41
  1995/09/30      16964.54                    18164.34
  1995/10/31      17194.09                    18363.44
  1995/11/30      17388.35                    18587.33
  1995/12/31      17569.14                    18770.74
  1996/01/31      17718.51                    18929.11
  1996/02/29      17546.91                    18729.00
  1996/03/31      17449.23                    18643.49
  1996/04/30      17399.83                    18589.10
  1996/05/31      17389.95                    18579.49
  1996/06/30      17557.46                    18768.21
  1996/07/31      17618.04                    18826.40
  1996/08/31      17639.91                    18847.91
  1996/09/30      17865.00                    19091.53
  1996/10/31      18167.29                    19404.47
  1996/11/30      18396.89                    19638.74
  1996/12/31      18296.14                    19532.99
  1997/01/31      18362.86                    19608.13
  1997/02/28      18400.25                    19640.00
  1997/03/31      18281.47                    19528.18
  1997/04/30      18479.72                    19748.53
  1997/05/31      18624.23                    19902.35
  1997/06/30      18786.99                    20072.61
  1997/07/31      19126.20                    20442.72
  1997/08/31      19075.64                    20364.55
  1997/09/30      19296.01                    20585.91
  1997/10/31      19499.03                    20825.74
  1997/11/30      19559.89                    20871.53
  1997/12/31      19704.17                    21041.54
  1998/01/31      19949.31                    21316.03
  1998/02/28      19943.63                    21293.51
  1998/03/31      20005.39                    21359.80
  1998/04/30      20105.98                    21461.75
  1998/05/31      20232.10                    21609.24
  1998/06/30      20357.32                    21754.71
  1998/07/31      20422.57                    21838.44
IMATRL PRASUN   SHR__CHT 19980731 19980824 103006 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Intermediate Government Income Fund on July 31, 1988. As the chart shows, by July 31, 1998, the value of the investment would have grown to $20,423 - a 104.23% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,839 - a 118.39% increase. The fund will compare its performance to that of the Lehman Brothers Intermediate Government Bond Index rather than the Salomon Brothers Treasury/Agency 1-10 Year Index. The indexes include the same type of bonds and their performance is not materially different. The fund is changing to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity funds. For comparison purposes, both indexes are shown on page 33.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in the
opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

TOTAL RETURN COMPONENTS
                                 YEARS ENDED JULY 31,

                    1998                  1997   1996    1995   1994

Dividend returns    6.88%                 7.11%  6.62%   6.60%  5.22%

Capital returns     -0.10%                1.45%  -1.13%  1.56%  -4.65%

Total returns       6.78%                 8.56%  5.49%   8.16%  0.57%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED JULY 31, 1998    PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share            5.14(cents)   30.01(cents)   65.38(cents)

Annualized dividend rate       6.18%         6.18%          6.68%

30-day annualized yield        5.89%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.80 over the past one month, $9.80 over the past six months and $9.79 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses, the fund's yield would have been 5.60%.

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Investors worldwide flocked to the
perceived safe haven of U.S. bonds
amid a sharp sell-off in Russian
bonds, weakness in overseas
markets and concerns about U.S.
corporate profits. The Lehman
Brothers Aggregate Bond Index -
a broad gauge of the U.S. taxable
bond market - returned 7.87%
during the 12-month period that
ended July 31, 1998. In the fourth
quarter of 1997 and the first half of
1998, global market volatility and
low interest rates were the main
stories behind bond market
performance. As investors moved
assets from stocks and riskier bonds
to highly rated corporate bonds
and U.S. Treasuries, bond yields -
which move in the opposite
direction of bond prices - fell to
their lowest levels in decades. The
yield on the benchmark 30-year
bond fell to 5.70% from 6.50%
during the period. The Lehman
Brothers Corporate Bond Index
returned 7.35% for the past 12
months as corporate bond investors
benefited from domestic economic
stability and high demand for yield.
The period ended on a positive note
for bonds when the National
Association of Purchasing
Management's July index fell to
49.1, below the 49.8 reading
expected. A reading above 50
indicates an expansion in the
manufacturing economy, while
one below 50 points to a contraction.
The report also indicated there
were no new signs of inflationary
pressure. Since inflation erodes the
value of fixed-income holdings such
as bonds, this was positive news for
bond investors.

(Photograph of Curt Hollingsworth)

An interview with Curt Hollingsworth, Portfolio Manager of Fidelity Intermediate Government Income Fund

Q. HOW DID THE FUND PERFORM, CURT?

A. For the 12-month period that ended July 31, 1998, the fund had a total return of 6.78%. To get a sense of how the fund did relative to its competitors, the short-intermediate U.S. government funds average returned 5.67% for the same one-year period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Intermediate Government Bond Index - which tracks the types of securities in which the fund invests - returned 6.83%.

Q. ALTHOUGH IT CONTINUED TO POST GOOD RETURNS, THE INTERMEDIATE
GOVERNMENT MARKET DIDN'T PERFORM AS WELL IN THE MOST RECENT SIX-MONTH PERIOD AS IT DID IN THE PRIOR SIX. WHY WAS THAT?

A. Returns were smaller in the second half of the period because bond yields, which move in the opposite direction of bond prices, didn't fall as much in the second half as they did in the first. The yield on the 10-year Treasury bond - which serves as a good proxy for the intermediate market - dropped by 52 basis points (0.52%) in the first six months, when inflation fears were waning. In the second half of the period, however, the 10-year bond yield fell by only about 9 basis points. Intermediate bond prices saw larger gains in response to the more emphatic decline in yields in the first half.

Q. WHY DID THE FUND OUTPACE THE SHORT-INTERMEDIATE U.S. GOVERNMENT
FUNDS AVERAGE?

A. The fund had a larger weighting in both agency and mortgage securities, and a smaller exposure to U.S. Treasuries throughout the period than the Lipper average. In large part due to their higher yields, agency and mortgage securities generally outpaced Treasuries during much of the past year and helped the fund to outpace its Lipper peer group. That said, agency and mortgage securities lagged the Treasury market during the final months of the period and, while they helped the fund's performance for the year, they modestly detracted from its more recent performance. Treasuries' strong performance was largely due to heavy buying from domestic and international investors seeking a haven from the economic turmoil in Southeast Asia. Agency securities, on the other hand, didn't enjoy the same demand and lagged Treasuries as a result.

Q. WHY DID MORTGAGE-BACKED SECURITIES STRUGGLE DURING THE PAST FEW
MONTHS?

A. As interest rates moved lower - to their lowest levels since 1993 - homeowners rushed to replace old high-rate mortgages with cheaper loans. That caused the rate of home mortgage refinancings, and the prepayment of mortgage loans, to rise substantially. Although refinancings are good for mortgage holders, they can be difficult for investors in mortgage securities. As the refinancings occur and mortgage securities are prepaid, investors must find a new place to put their money, usually at a lower interest rate. Generally speaking, I focus on finding those mortgage securities that I think are less susceptible to a pick-up or slowdown in the pace of refinancings. However, in periods of interest-rate volatility - whether rates move substantially up or down - prepayment patterns become more difficult to predict and mortgage security prices can suffer as a result.

Q. WHAT WAS YOUR APPROACH TO SELECTING VARIOUS AGENCY SECURITIES?

A. While the majority of the fund's agency holdings were well-known securities such as Fannie Mae and Freddie Mac, I looked for opportunities among agencies that received less attention from market participants. Because of a lack of attention, I was able to buy many of these securities - including Government Trust Certificates and Government Loan Trusts Notes - at cheap prices relative to comparable, better-known securities.

Q. WHAT'S YOUR OUTLOOK?

A. The direction of interest rates, as always, will be the prime determinant of bond performance, and I'm not willing to speculate on where interest rates will be six months or a year from now. I will say, however, that I believe that interest rates could remain volatile as investors struggle with the dueling forces of a strong U.S. economy and an ever-weakening Asia. I'll try to identify those securities that I believe will offer the best total-return potential in any type of interest-rate environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income with
preservation of capital by
investing mainly in U.S.
government and agency
securities while maintaining a
dollar weighted average
maturity between three and
10 years
FUND NUMBER: 452
TRADING SYMBOL: FSTGX
START DATE: May 2, 1988
SIZE: as of July 31, 1998,
more than $703 million
MANAGER: Curt Hollingsworth,
since 1988; manager, various
Fidelity and Spartan
government funds; joined
Fidelity in 1983
(checkmark)



CURT HOLLINGSWORTH ON THE
MIX OF GOVERNMENT
SECURITIES OWNED BY THE
FUND:
U.S. TREASURIES: "I prefer to own
U.S. Treasury securities that were
issued some time ago, which are
known as `off-the-run' Treasuries.
Newly issued, or `current,'
Treasuries tend to be more
expensive than comparable older
securities because they command
a premium price for being more
liquid, or easily traded."
AGENCIES: "I generally emphasize
agency securities that can't be
redeemed by their issuer before
maturity, known as `non-callable'
securities. This call protection
prevents the fund from having
to turn around and reinvest cash
from a called bond at potentially
lower interest rates."
MORTGAGES: "One way I try to
mitigate the risk that the fund's
mortgage securities will be
prepaid is to own bonds with very
low and very high coupons, both of
which are less likely to be prepaid.
Additionally, I tend to emphasize
`seasoned' securities, which
contain mortgages that
homeowners do not tend to prepay,
despite being presented attractive
opportunities to do so."

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF JULY 31, 1998
               % OF FUND'S  INVESTMENTS   % OF FUND'S INVESTMENTS 6
                                          MONTHS AGO

 Less than 5%  0.0                        5.2

 5 -  5.99%    14.5                       12.7

 6 -  6.99%    31.6                       35.9

 7 -  7.99%    8.5                        7.8

 8 -  8.99%    9.1                        10.3

 9 -  9.99%    16.9                       12.9

10 - 10.99%    3.8                        4.1

11 - 11.99%    4.7                        4.6

12% and over   4.3                        4.5

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-
TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS OF JULY 31, 1998
            6 MONTHS AGO

Years  4.7  4.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF JULY 31, 1998
            6 MONTHS AGO

Years  3.1  3.1

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JULY 31, 1998
Row: 1, Col: 4, Value: 23.7
Row: 1, Col: 3, Value: 3.5
Row: 1, Col: 2, Value: 66.2
Row: 1, Col: 1, Value: 6.6
Mortgage-backed
securities 23.7%
U.S. Treasury
obligations 3.5%
U.S. government
agency obligations 66.2%
Short-term
investments 6.6%

AS OF JANUARY 31, 1998
Row: 1, Col: 1, Value: 23.3
Row: 1, Col: 2, Value: 19.3
Row: 1, Col: 3, Value: 55.4
Row: 1, Col: 4, Value: 2.0
Mortgage-backed
securities 23.3%
U.S. Treasury
obligations 19.3%
U.S. government
agency obligations 55.4%
Short-term
investments 2.0%

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

INVESTMENTS JULY 31, 1998

Showing Percentage of Total Value of Investment in Securities


U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 69.7%

                                             PRINCIPAL VALUE (NOTE 1)
                                         AMOUNT (000S) (000S)
U.S. TREASURY OBLIGATIONS - 3.5%
7 7/8%, 8/15/01                               $ 10,000 $ 10,641
6 1/2%, 8/31/01                                 13,700 14,061
TOTAL U.S. TREASURY OBLIGATIONS                        24,702
U.S. GOVERNMENT AGENCY OBLIGATIONS - 66.2%
Fannie Mae:
 8 1/4%, 12/18/00                               9,600  10,135
 6.29%, 2/11/02                                25,000  25,414
 5.89%, 11/06/02                               15,000  15,059
 6.74%, 5/13/04                                 2,150  2,245
 7 7/8%, 2/24/05                                5,455  6,062
 7.49%, 3/02/05                                 5,980  6,523
Farm Credit System Financial Assistance
Corporation
9 3/8%, 7/21/03                                25,570  29,481
Federal Agricultural Mortgage Corporation
7.04%, 8/10/05                                  2,050  2,192
Federal Farm Credit Bank:
 5.54%, 9/10/03                                 1,300  1,290
 9.15%, 2/14/05                                   500  590
Federal Home Loan Bank:
 6.26%, 9/24/04                                 3,500  3,585
 8.09%, 12/28/04                                3,500  3,922
 7.59%, 3/10/05                                 1,940  2,124
 6 1/2%, 11/29/05                               3,000  3,127
 6 3/4%, 4/10/06                                1,000  1,056
Freddie Mac:
 6.51%, 7/01/04                                 3,200  3,311
 6.08%, 12/17/04                               14,275  14,494
 8.12%, 1/31/05                                 7,350  8,255
 6.78%, 8/18/05                                15,000  15,827
 5.83%, 2/09/06                                 4,250  4,252
 6.99%, 7/05/06                                 1,000  1,070
 6.80%, 3/19/07                                 7,300  7,738
 7.10%, 4/10/07                                 2,700  2,925
Government Loan Trusts (assets of Trust
guaranteed by
U.S. Government through Agency for
International
Development) 8 1/2%, 4/1/06                    11,490  12,645
Government Trust Certificates (assets of
Trust guaranteed by  U.S.
Government through Defense Security
Assistance Agency)
 Class T-3, 9 5/8%, 5/15/02                     4,306  4,538
  Class 1-C, 9 1/4%, 11/15/01                  41,309  43,717
  Class 2-E, 9.40%, 5/15/02                     9,678  10,200

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED

                                             PRINCIPAL VALUE (NOTE 1)
                                         AMOUNT (000S) (000S)

U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Guaranteed Export Trust Certificates
(assets of Trust guaranteed
by U.S. Government through Export-Import Bank):
 Series 1993-C, 5.20%, 10/15/04                $ 1,364 $ 1,341
  Series 1993-D, 5.23%, 5/15/05                  1,031  1,012
  Series 1994-A, 7.12%, 4/15/06                  5,693  5,917
  Series 1994-C, 6.61%, 9/15/99                    173  174
  Series 1996-A, 6.55%, 6/15/04                  8,704  8,877
Guaranteed Trade Trust Certificates (assets of
Trust guaranteed
by U.S. Government through Export-Import Bank):
 Series 1992-A, 7.02%, 9/1/04                    6,781  7,001
  Series 1997-A, 6.104%, 7/15/03                12,861  12,926
  Series 1994-B, 7 1/2%, 1/26/06                   811  862
Israel Export Trust Certificates (assets of
Trust guaranteed by
U.S. Government through Export-Import Bank)
 Series 1994-1, 6.88%, 1/26/03                   5,453  5,584
Overseas Private Investment Corp. U.S.
Government
guaranteed participation certificate:
  Series 1994-195, 6.08%, 8/15/04 (callable)     6,787  6,827
  Series 1996-A1, 6.726%, 9/15/10 (callable)     4,000  4,178
Private Exporting Funding Corp. secured:
 8.35%, 1/31/01                                  3,800  4,032
 5.65%, 3/15/03                                  2,065  2,058
 5.82%, 6/15/03 (a)                             36,700  36,715
 5.48%, 9/15/03                                  2,695  2,673
 5.80%, 2/1/04                                   4,590  4,595
 6.86%, 4/30/04                                  2,499  2,565
State of Israel (guaranteed by U.S. Government
through
Agency for International Development):
  7 3/4%, 11/15/99                               4,200  4,306
  5 1/4%, 9/15/00                               11,550  11,458
  6 3/8%, 8/15/01                                1,433  1,459
  6 1/4%, 8/15/02                                7,300  7,435
  6 5/8%, 8/15/03                               12,860  13,307
  5 5/8%, 9/15/03                               11,550  11,461
  6 3/4%, 8/15/04                                  350  368
  7 5/8%, 8/15/04                                8,820  9,653
  6.60%, 2/15/08                                27,910  29,186
Tennessee Valley Authority 6%, 11/01/00          4,060  4,082

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED

                                              PRINCIPAL VALUE (NOTE 1)
                                          AMOUNT (000S) (000S)

U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
U.S. Department of Housing and Urban Development
government guaranteed participation certificates:
 Series 1996-A, 6.59%, 8/1/00                   $ 1,340 $ 1,362
  Series 1995-A, 8.24%, 8/1/02                    5,000  5,415
  Series 1996-A, 6.98%, 8/1/05                    8,000  8,536
U.S. Trade Trust Certificates (assets of
Trust guaranteed
by U.S. Government through Export-Import Bank)
8.17%, 1/15/07                                    5,468  5,907
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                 463,049
TOTAL U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS
(Cost $483,817)                                          487,751

U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 23.4%
FANNIE MAE - 8.8%
 5 1/2%, 1/1/09 to 2/1/09                         9,709  9,503
 6%, 10/1/08 to 12/1/08                          20,178  20,049
 8%, 10/1/00                                          8  9
 8 1/4%, 12/1/01                                  5,399  5,825
 8 1/2%, 9/1/07 to 12/1/22                        1,402  1,464
 9%, 2/1/13                                         939  999
 9 1/2%, 11/1/09                                  3,422  3,663
10%, 1/1/20                                         133  145
10 1/4%, 10/1/09 to 10/1/18                         320  351
11%, 8/1/10 to 1/1/16                             5,161  5,750
11 1/4%, 1/1/10 to 1/1/16                         1,019  1,147
11 1/2%, 9/1/11 to 6/1/19                         3,538  4,038
11 3/4%, 7/1/13 to 4/1/14                           137  156
12 1/4%, 10/1/10 to 6/1/15                        1,070  1,239
12 1/2%, 9/1/07 to 5/1/21                         2,850  3,335
12 3/4%, 10/1/11 to 6/1/15                        1,182  1,395
13%, 6/1/11 to 7/1/15                             1,336  1,575
13 1/4%, 9/1/11 to 9/1/13                           611  729
13 1/2%, 5/1/11 to 12/1/14                           34  41
14%, 6/1/11 to 12/1/14                              103  123
14 1/2%, 7/1/14                                      19  24
15%, 4/1/12                                          23  28
                                                         61,588

U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - CONTINUED

                                              PRINCIPAL VALUE (NOTE 1)
                                          AMOUNT (000S) (000S)
FREDDIE MAC - 8.6%
 6 1/2%, 5/1/08                                  $ 2,451 $ 2,472
 7%, 6/1/01 to 8/1/01                             1,491  1,505
 8 1/2%, 5/1/10 to 1/1/22                         4,552  4,751
 9%, 11/1/09 to 8/1/16                            1,168  1,226
 9 1/2%, 7/1/16 to 8/1/21                         6,913  7,435
10%, 12/1/00 to 2/1/23                           11,620  12,662
10 1/2%, 9/1/09 to 1/1/21                         7,809  8,677
10 3/4%, 7/1/13                                     122  137
11%, 8/1/00 to 9/1/20                               876  986
11 1/4%, 2/1/10 to 10/1/14                        1,006  1,128
11 1/2%, 10/1/15 to 8/1/19                          559  633
11 3/4%, 1/1/10 to 10/1/15                          208  234
12%, 1/1/00 to 11/1/19                            2,043  2,343
12 1/4%, 2/1/11 to 8/1/15                           828  958
12 1/2%, 10/1/09 to 6/1/19                       10,247  11,914
12 3/4%, 2/1/10 to 1/1/11                           192  222
13%, 9/1/10 to 5/1/17                             1,563  1,842
13 1/4%, 11/1/10 to 12/1/14                         141  164
13 1/2%, 11/1/10 to 10/1/14                         311  369
13 3/4%, 10/1/14                                     13  14
14%, 11/1/12 to 4/1/16                               47  56
14 1/2%, 12/1/10 to 9/1/12                           91  109
14 3/4%, 3/1/10                                      29  35
16 1/4%, 7/1/11                                       7  9
                                                         59,881
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 6.0%
 8%, 9/15/06 to 11/15/07                            938  975
 8 1/2%, 4/15/16 to 4/15/17                          94  100
 9%, 11/15/04 to 5/15/17                          1,408  1,499
 9 1/2%, 6/15/09 to 11/15/20                     11,922  12,861
10%, 12/15/09 to 10/15/20                         1,680  1,837
10 1/2%, 8/15/15 to 1/15/18                       2,573  2,827
11%, 4/15/00 to 8/15/19                           3,584  4,012
11 1/2%, 3/15/10 to 1/15/21                      12,973  14,631
12%, 11/15/12 to 6/15/15                            791  902
12 1/4%, 1/15/14                                     51  57
12 1/2%, 6/15/14                                     65  76
13%, 1/15/11 to 12/15/14                          1,017  1,190
13 1/4%, 9/15/13 to 10/15/14                        195  225
13 1/2%, 5/15/10 to 12/15/14                        528  617

U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - CONTINUED

                                              PRINCIPAL VALUE (NOTE 1)
                                          AMOUNT (000S) (000S)

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - CONTINUED
14%, 6/15/11 to 12/15/14                           $ 87 $ 103
16%, 4/15/13                                        164  198
17%, 12/15/11                                         3  4
                                                         42,114
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $160,225)                                          163,583
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
U.S. GOVERNMENT AGENCY - 0.3%
Fannie Mae planned amortization class Series
1988-21,
Class G, 9 1/2%, 8/25/18                          1,662  1,776
Freddie Mac sequential pay Series 1353
Class A, 5 1/2%, 11/15/04                           101    100
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $1,895)                                              1,876
CASH EQUIVALENTS - 6.6%
                                               MATURITY
                                          AMOUNT (000S)
Investments in repurchase agreements
(U.S. Treasury obligation),
in a joint account at:
  5.62%, dated 7/31/98 due 8/03/98             $ 39,747  39,728
  5.63%, dated 7/31/98 due 8/03/98                6,447  6,444
TOTAL CASH EQUIVALENTS
(Cost $46,172)                                           46,172
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $692,109)                                          $ 699,382

LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $36,715,000 or 5.2% of net assets.

OTHER INFORMATION

Purchases and sales of long-term U.S. government and government agency obligations aggregated $1,329,943,000 and $1,349,279,000, respectively.

INCOME TAX INFORMATION

At July 31, 1998, the aggregate cost of investment securities for income tax purposes was $692,118,000. Net unrealized appreciation aggregated $7,264,000, of which $8,962,000 related to appreciated investment securities and $1,698,000 related to depreciated investment securities.

At July 31, 1998, the fund had a capital loss carryforward of approximately $55,905,000 of which $45,999,000, $6,634,000, and
$3,272,000 will expire on July 31, 2003, 2004 and 2005, respectively.

A total of 22.63% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. (unaudited)

The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)           JULY 31, 1998

ASSETS

Investment in securities,       $ 699,382
at value (including
repurchase agreements of
$46,172) (cost $692,109) -
See accompanying schedule

Cash                             1

Receivable for                   864
investments sold

Receivable for fund              368
shares sold

Interest receivable              10,264

Other receivables                63

 TOTAL ASSETS                    710,942

LIABILITIES

Payable for investments    $ 5,630
purchased

Payable for fund shares      602
redeemed

Distributions payable        633

Accrued management fee       226

Other payables and           20
accrued expenses

 TOTAL LIABILITIES                7,111

NET ASSETS                      $ 703,831

Net Assets consist of:

Paid in capital                 $ 750,604

Undistributed net                1,867
investment income

Accumulated undistributed        (55,913)
net realized gain (loss)  on
investments

Net unrealized                   7,273
appreciation (depreciation)
on investments

NET ASSETS, for 71,942          $ 703,831
shares outstanding

NET ASSET VALUE, offering        $9.78
price and redemption price
per share ($703,831 (divided
by) 71,942 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR
ENDED JULY 31, 1998

INVESTMENT INCOME                   $ 51,759
Interest

EXPENSES

Management fee            $ 4,789

Non-interested trustees'    3
compensation

 Total expenses before      4,792
reductions

 Expense reductions         (1,994)   2,798

NET INVESTMENT INCOME                 48,961

REALIZED AND UNREALIZED GAIN          5,968
(LOSS)
Net realized gain (loss)
on investment securities

Change in net unrealized              (6,214)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                       (246)

NET INCREASE (DECREASE)             $ 48,715
IN NET ASSETS RESULTING
FROM OPERATIONS

OTHER INFORMATION

Expense reductions:

 FMR reimbursement                  $ 1,987

 Custodian credits                    5

 Transfer agent credits               2

                                    $ 1,994


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS            YEAR ENDED JULY 31, 1998  YEAR ENDED JULY 31, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment       $ 48,961                  $ 48,874
income

 Net realized gain (loss)         5,968                     (3,334)

 Change in net unrealized        (6,214)                   12,958
appreciation (depreciation)

 NET INCREASE (DECREASE)         48,715                    58,498
IN NET ASSETS RESULTING
FROM OPERATIONS

Distributions to                 (49,186)                  (47,692)
shareholders from net
investment income

Share transactions Net           255,811                   147,916
proceeds from sales of shares

 Reinvestment of                 40,988                    39,235
distributions

 Cost of shares redeemed         (296,896)                 (233,304)

 NET INCREASE (DECREASE)         (97)                      (46,153)
IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

  TOTAL INCREASE                 (568)                     (35,347)
(DECREASE) IN NET ASSETS

NET ASSETS

 Beginning of period             704,399                   739,746

 End of period (including      $ 703,831                 $ 704,399
under (over) distributions
of net investment income of
$1,867 and $(140),
respectively)

OTHER INFORMATION
Shares

 Sold                            26,122                    15,242

 Issued in reinvestment          4,188                     4,045
of distributions

 Redeemed                        (30,301)                  (24,040)

 Net increase (decrease)         9                         (4,753)



FINANCIAL HIGHLIGHTS
                               YEARS ENDED JULY 31,

                               1998                  1997     1996     1995     1994

SELECTED PER-SHARE DATA

Net asset value,               $ 9.790               $ 9.650  $ 9.760  $ 9.610  $ 10.310
beginning  of period

Income from Investment          .652 C                .675 C   .678     .610     .470
Operations Net investment
income

 Net realized and               (.008)                .124     (.150)   .143     (.410)
unrealized   gain (loss)

 Total from investment          .644                  .799     .528     .753     .060
operations

Less Distributions

 From net investment            (.654)                (.659)   (.638)   (.603)   (.540)
income

 From net realized gain         -                     -        -        -        -

 In excess of net               -                     -        -        -        (.220)
realized gain

 Total distributions            (.654)                (.659)   (.638)   (.603)   (.760)

Net asset value, end of        $ 9.780               $ 9.790  $ 9.650  $ 9.760  $ 9.610
period

TOTAL RETURN A, B               6.78%                 8.56%    5.49%    8.16%    .57%

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period      $ 704                 $ 704    $ 740    $ 817    $ 1,018
 (in millions)

Ratio of expenses to            .38% D                .54% D   .63% D   .65%     .65%
average  net assets

Ratio of expenses to            .38%                  .54%     .62% E   .65%     .65%
average  net assets after
expense reductions

Ratio of net investment         6.65%                 6.96%    6.89%    7.18%    7.37%
income to average net assets

Portfolio turnover rate         188%                  105%     105%     210%     391%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.

C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS)

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended July 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Ginnie Mae Fund, Fidelity Government Securities Fund (formerly a fund of Fidelity Government Securities Trust) and Fidelity Intermediate Government Income Fund (formerly Spartan Limited Maturity Government Fund) (the funds) are funds of Fidelity Income Fund (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. On June 19, 1997, the Board of Trustees approved a change in the fiscal year-end of the Fidelity Government Securities Fund to July 31. Accordingly, the financial statements of Fidelity Government Securities Fund are presented for the ten-month period ended July 31, 1998. On June 17, 1998, the Board of Trustees approved a change in the name of Fidelity Government Securities Fund to Fidelity Government Income Fund effective on or about September 21, 1998. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED

gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income or distributions in excess of net investment income and accumulated undistributed net realized gain
(loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

DELAYED DELIVERY TRANSACTIONS. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, each fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations

2. OPERATING POLICIES -
CONTINUED
RESTRICTED SECURITIES - CONTINUED

and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the funds had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other
Information" at the end of each applicable fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE.

As the investment adviser for Fidelity Ginnie Mae Fund and Fidelity Government Securities Fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .44% of average net assets for Fidelity Ginnie Mae Fund. For the period, the management fee was equivalent to an annualized rate of .44% of average net assets for Fidelity Government Securities Fund.

For Fidelity Intermediate Government Income Fund, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .65% of the fund's average net assets. FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $9,300 for the period. Effective June 27, 1998, these transaction fees were eliminated.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for Fidelity Ginnie Mae Fund and Fidelity Government Securities Fund. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fee was equivalent to an annual rate of .22% of average net assets for Fidelity Ginnie Mae Fund. For the period, the transfer agent fee was equivalent to an annualized rate of .18% of average net assets for Fidelity Government Securities Fund.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED

ACCOUNTING FEES. FSC maintains the accounting records for Fidelity Ginnie Mae Fund and Fidelity Government Securities Fund. The fee is based on the level of each fund's average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

For Fidelity Intermediate Government Income Fund, FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .38% of average net assets. Effective June 27, 1998, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .65% of Fidelity Ginnie Mae Fund's average net assets.

In addition, Fidelity Ginnie Mae Fund, Fidelity Government Securities Fund, and FMR on behalf of Fidelity Intermediate Government Income Fund, have entered into arrangements with their custodian and transfer agent whereby credits realized on uninvested cash balances were used to offset a portion of certain of each fund's expenses.

For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's
Statement of Operations.

6. BANK BORROWINGS.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Income Fund and the Shareholders of
Fidelity Ginnie Mae Fund, Fidelity Government Securities Fund and
Fidelity Intermediate Government Income Fund (formerly Spartan Limited Maturity Government Fund):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Ginnie Mae Fund, Fidelity Government Securities Fund and Fidelity Intermediate Government Income Fund (formerly Spartan Limited Maturity Government Fund) (funds of Fidelity Income Fund) at July 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 1998

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on July 15, 1998. The results of votes taken among shareholders on proposals before them are listed below.

PROPOSAL 1

To elect as Trustees the following twelve nominees.

             # OF            % OF
             DOLLARS VOTED   DOLLARS VOTED
RALPH F. COX
Affirmative    1,651,958,203.91   97.164

Withheld       48,220,916.99      2.836

TOTAL          1,700,179,120.90   100.000

PHYLLIS BURKE DAVIS
Affirmative    1,652,223,467.94   97.179

Withheld       47,955,652.96      2.821

TOTAL          1,700,179,120.90   100.000

ROBERT M. GATES
Affirmative    1,651,224,161.42   97.121

Withheld       48,954,959.48      2.879

TOTAL          1,700,179,120.90   100.000

EDWARD C. JOHNSON 3D
Affirmative    1,652,007,241.03   97.167

Withheld       48,171,879.87      2.833

TOTAL          1,700,179,120.90   100.000

E. BRADLEY JONES
Affirmative    1,649,145,998.05   96.998

Withheld       51,033,122.85      3.002

TOTAL          1,700,179,120.90   100.000

DONALD J. KIRK
Affirmative    1,653,199,972.08   97.237

Withheld       46,979,148.82      2.763

TOTAL          1,700,179,120.90   100.000

             # OF            % OF
             DOLLARS VOTED   DOLLARS VOTED
PETER S. LYNCH
Affirmative    1,653,387,884.55   97.248

Withheld       46,791,236.35      2.752

TOTAL          1,700,179,120.90   100.000

WILLIAM O. MCCOY
Affirmative    1,653,375,663.18   97.247

Withheld       46,803,457.72      2.753

TOTAL          1,700,179,120.90   100.000

GERALD C. MCDONOUGH
Affirmative    1,649,195,994.06   97.001

Withheld       50,983,126.84      2.999

TOTAL          1,700,179,120.90   100.000

MARVIN L. MANN
Affirmative    1,652,881,436.93   97.218

Withheld       47,297,683.97      2.782

TOTAL          1,700,179,120.90   100.000

ROBERT C. POZEN
Affirmative    1,652,699,192.82   97.207

Withheld       47,479,928.08      2.793

TOTAL          1,700,179,120.90   100.000

THOMAS R. WILLIAMS
Affirmative    1,651,939,558.10   97.163

Withheld       48,239,562.80      2.837

TOTAL          1,700,179,120.90   100.000

PROPOSAL 2

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Fidelity Ginnie Mae Fund.

             # OF          % OF
             DOLLARS VOTED DOLLARS VOTED
Affirmative    412,010,357.66   92.982

Against        18,489,458.62    4.172

Abstain        12,608,871.54    2.846

TOTAL          443,108,687.82   100.000

PROPOSAL 3

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Fidelity Government Securities Fund.

             # OF          % OF
             DOLLARS VOTED DOLLARS VOTED
Affirmative    607,828,848.81   96.733

Against        4,696,869.43     0.747

Abstain        15,832,594.27    2.520

TOTAL          628,358,312.51   100.000

PROPOSAL 4

To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Spartan Limited Maturity Government Fund.

             # OF          % OF
             DOLLARS VOTED DOLLARS VOTED
Affirmative    346,807,581.09   96.586

Against        3,225,006.92     0.898

Abstain        9,032,796.70     2.516

TOTAL          359,065,384.71   100.000

PROPOSAL 5

To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                  # OF          % OF
                  DOLLARS VOTED DOLLARS VOTED
Affirmative          1,513,079,756.37   89.970

Against               62,655,788.85     3.725

Abstain               106,028,282.98    6.305

TOTAL                1,681,763,828.20   100.000

Broker   Non-Votes    18,415,292.70

PROPOSAL 6

To approve an amended management contract for Fidelity Ginnie Mae
Fund.

             # OF          % OF
             DOLLARS VOTED DOLLARS VOTED
Affirmative    394,250,682.02   88.974

Against        27,055,043.48    6.106

Abstain        21,802,962.32    4.920

TOTAL          443,108,687.82   100.000

PROPOSAL 7

To amend Fidelity Ginnie Mae Fund's fundamental investment limitation concerning diversification.

             # OF          % OF
             DOLLARS VOTED DOLLARS VOTED
Affirmative    366,461,526.11   82.702

Against        27,812,040.82    6.277

Abstain        48,835,120.89    11.021

TOTAL          443,108,687.82   100.000

PROPOSAL 8

To amend Spartan Limited Maturity Government Fund's fundamental investment limitation concerning diversification.

                   # OF          % OF
                   DOLLARS VOTED DOLLARS VOTED
Affirmative           320,055,334.74   89.620

Against               17,486,336.33    4.896

Abstain               19,583,973.54    5.484

TOTAL                 357,125,644.61   100.000

Broker   Non-Votes    1,939,740.10


MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517

GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517

GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning Jr., Vice President
Dwight D. Churchill, Vice President
Stanley N. Griffith, Assistant
 Vice President
Curt Hollingsworth, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES

GVT-ANN-0998  61244
1.537760.101

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan Investment Grade Bond
Spartan Short-Intermediate
Government
Spartan Short-Term Bond
Strategic Income
Target TimelineSM 1999, 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress(registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE
(fidelity_logo_graphic)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SUPPLEMENT TO THE SPARTAN(registered trademark) GINNIE MAE FUND
OCTOBER 20, 1998 PROSPECTUS

The following information replaces the first paragraph in the "Who May Want to Invest" section on page 3.

PROPOSED REORGANIZATION. The Board of Trustees of Spartan Ginnie Mae Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan Ginnie Mae Fund and Fidelity Ginnie Mae Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Spartan Ginnie Mae Fund solely in exchange for the number of shares of Fidelity Ginnie Mae Fund equal in value to the relative net asset value of the outstanding shares of Spartan Ginnie Mae Fund. Following such exchange, Spartan Ginnie Mae Fund will distribute the Fidelity Ginnie Mae Fund shares to its shareholders pro rata, in liquidation of Spartan Ginnie Mae Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization"). The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Spartan Ginnie Mae Fund will be held on May 19, 1999, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Spartan Ginnie Mae Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Ginnie Mae Fund.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about May 27, 1999. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

In the event Spartan Ginnie Mae Fund shareholders fail to approve the Agreement, Spartan Ginnie Mae Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Spartan Ginnie Mae Fund.

The following information replaces similar information found in the "Expenses" section on page 5.

The following figures are based on historical expenses of the fund and are calculated as a percentage of average net assets of the fund.

Management fee                  0.65%

12b-1 fee                       None

Other expenses                  0.00%

Total fund operating expenses   0.65%

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated.

1 year    $ 7

3 years   $ 21

5 years   $ 36

10 years  $ 81

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.

The following information replaces similar information found in the "Charter" section on page 9.

Thomas Silvia is Vice President and manager of Spartan Ginnie Mae, which he has managed since December 1998. He also manages other
Fidelity funds. Mr. Silvia joined Fidelity as a senior mortgage trader in 1993. Previously, he was a quantitative analyst with Donaldson, Lufkin & Jenrette in New York from 1990 to 1993.


Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.

To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a Statement of Additional Information (SAI) dated October 20, 1998. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity(registered trademark) at 1-800-544-8888.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

SGM-pro-1098
1.704387.101

SPARTAN(registered trademark)
GINNIE MAE
FUND
(fund number 461, trading symbol SGNMX)

Spartan Ginnie Mae seeks high current income by investing mainly in mortgage securities issued by the Government National Mortgage
Association.

PROSPECTUS
OCTOBER 20, 1998

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
82 DEVONSHIRE STREET, BOSTON, MA 02109


CONTENTS


KEY FACTS                3   THE FUND AT A GLANCE

                         3   WHO MAY WANT TO INVEST

                         5   EXPENSES The fund's yearly
                             operating expenses.

                         6   FINANCIAL HIGHLIGHTS A
                             summary of the fund's
                             financial data.

                         8   PERFORMANCE How the fund has
                             done over time.

THE FUND IN DETAIL       9   CHARTER How the fund is
                             organized.

                         9   INVESTMENT PRINCIPLES AND
                             RISKS The fund's overall
                             approach to investing.

                         11  BREAKDOWN OF EXPENSES How
                             operating costs are
                             calculated and what they
                             include.

YOUR ACCOUNT             11  DOING BUSINESS WITH FIDELITY

                         11  TYPES OF ACCOUNTS Different
                             ways to set up your account,
                             including tax-advantaged
                             retirement plans.

                         13  HOW TO BUY SHARES Opening an
                             account and making
                             additional investments.

                         17  HOW TO SELL SHARES Taking
                             money out and closing your
                             account.

                         21  INVESTOR SERVICES Services to
                             help you manage your account.

SHAREHOLDER AND ACCOUNT  22  DIVIDENDS, CAPITAL GAINS, AND
POLICIES                     TAXES

                         23  TRANSACTION DETAILS Share
                             price calculations and the
                             timing of purchases and
                             redemptions.

                         24  EXCHANGE RESTRICTIONS

KEY FACTS


THE FUND AT A GLANCE

GOAL: High current income. As with any mutual fund, there is no assurance that the fund will achieve its goal.

STRATEGY: Invests mainly in mortgage securities issued by the Government National Mortgage Association (Ginnie Maes). FMR uses the Lehman Brothers GNMA Index as a guide in structuring the fund and selecting its investments.

MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.

Beginning January 1, 1999, Fidelity Investments Money Management, Inc.
(FIMM), a subsidiary of FMR, will choose investments for the fund.

SIZE: As of August 31, 1998, the fund had over $667 million in assets.

WHO MAY WANT TO INVEST

FMR anticipates presenting a proposal to the Board of Trustees of Spartan Ginnie Mae Fund requesting their approval to present shareholders of the fund a proposal to merge the fund into Fidelity Ginnie Mae Fund.

Effective the close of business on June 26, 1998, the fund's shares are no longer available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on June 26, 1998, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by June 26, 1998, and 2) for accounts managed on a discretionary basis by certain registered investment advisors that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since June 26, 1998. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.

This non-diversified fund may be appropriate for investors who seek high current income from a portfolio of Ginnie Maes. These securities are interests in pools of mortgage loans, whose interest and principal are guaranteed by the U.S. Government.

The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other economic and political news. The fund's investments are also subject to prepayment risk, which can lower the fund's yield, particularly in periods of declining interest rates. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS

Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. Spartan
Ginnie Mae is in the INCOME
category.

(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.

(right arrow) INCOME Seeks income by
investing in bonds.

(solid bullet) GROWTH AND INCOME Seeks
long-term growth and income
by investing in stocks and
bonds.

(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 24, for an explanation of how and when these charges apply.

Sales charge on purchases and  None
reinvested distributions

Deferred sales charge on       None
redemptions

Annual account maintenance     $12.00
fee (for accounts under
$2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. FMR is responsible for the payment of all other fund expenses with certain limited exceptions. Expenses are factored into the fund's share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page 12).

The following figures are based on historical expenses, adjusted to reflect current fees, of the fund and are calculated as a percentage of average net assets of the fund.

Management fee (after          0.38%
reimbursement)

12b-1 fee                      None

Other expenses                 0.00%

Total fund operating expenses  0.38%
 (after reimbursement)

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated.

1 year    $ 4

3 years   $ 12

5 years   $ 21

10 years  $ 48

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.

Effective March 1, 1997, FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed 0.38% of its average net assets through December 31, 1998. If this agreement were not in effect, the management fee, other expenses and total operating expenses, as a percentage of average net assets, would have been 0.65%, 0.00% and 0.65%, respectively.

The reimbursement agreement for the fund will continue through December 31, 1998.

UNDERSTANDING
EXPENSES

Operating a mutual fund
involves a variety of expenses
for portfolio management,
shareholder statements, tax
reporting, and other services.
The management fee is paid
from the fund's assets, and its
effect is already factored into
any quoted share price or
return. Other expenses are
paid by FMR out of the fund's
management fee. Also, as an
investor, you may pay certain
expenses directly.
(checkmark)

FINANCIAL HIGHLIGHTS

The financial highlights table that follows has been audited by PricewaterhouseCoopers LLP, independent accountants. The fund's financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.

SELECTED PER-SHARE DATA
Years ended August 31            1998      1997      1996     1995     1994      1993      1992      1991E

Net asset value, beginning of    $ 10.060  $ 9.780   $ 9.970  $ 9.640  $ 10.270  $ 10.400  $ 10.160  $ 10.000
period

Income from Investment            .698D     .687D     .639     .690     .332      .800      .832      .578
Operations  Net investment
income

 Net realized and                 .100      .271      (.181)   .347     (.359)    (.050)    .236      .154
 unrealized gain (loss)

 Total from investment            .798      .958      .458     1.037    (.027)    .750      1.068     .732
 operations

Less Distributions  From net      (.668)    (.678)    (.648)   (.707)   (.533)    (.640)    (.808)    (.572)
investment
 income

 From net realized gain           --        --        --       --       --        (.240)    (.020)    --

 In excess of net                 --        --        --       --       (.070)    --        --        --
 realized gain

 Total distributions              (.668)    (.678)    (.648)   (.707)   (.603)    (.880)    (.828)    (.572)

Net asset value, end of period   $ 10.190  $ 10.060  $ 9.780  $ 9.970  $ 9.640   $ 10.270  $ 10.400  $ 10.160

Total returnB,C                   8.16%     10.07%    4.67%    11.28%   (.25)%    7.61%     10.86%    7.53%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (In    $ 668     $ 534     $ 435    $ 420    $ 401     $ 684     $ 838     $ 422
millions)

Ratio of expenses to average      .38%F     .51%F     .63%F    .65%     .65%      .41%F     .17%F     .25%A,F
net assets

Ratio of expenses to average      .38%      .51%      .62%G    .65%     .65%      .41%      .17%      .25%A
net assets after expense
reductions

Ratio of net investment           6.88%     6.91%     6.77%    7.30%    7.36%     7.63%     8.09%     8.69%A
income to average net assets

Portfolio turnover rate           148%      104%      115%     229%     285%      241%      168%      41%A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 27, 1990 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1991.
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

PERFORMANCE

Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes or any transaction fees you may have paid. The figures would be lower if fees were taken into account.

The fund's fiscal year runs from September 1 through August 31. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The chart on page presents calendar year performance.

AVERAGE ANNUAL TOTAL RETURNS

Fiscal periods ended August  Past 1 year  Past 5 years  Life of fundA
31, 1998

Spartan Ginnie Mae            8.16%        6.70%         7.75%

Lehman Brothers GNMA Index    8.54%        7.12%        n/a

Lipper GNMA Funds Average     8.34%        6.19%        n/a

CUMULATIVE TOTAL RETURNS

Fiscal periods ended August  Past 1 year  Past 5 years  Life of fundA
31, 1998

Spartan Ginnie Mae            8.16%        38.32%        77.44%

Lehman Brothers GNMA Index    8.54%        41.04%       n/a

Lipper GNMA Funds Average     8.34%        35.06%       n/a

A FROM DECEMBER 27, 1990 (COMMENCEMENT OF OPERATIONS)

If FMR had not reimbursed certain fund expenses during these periods, yields and total returns would have been lower.

EXPLANATION OF TERMS

TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

UNDERSTANDING
PERFORMANCE

Because this fund invests in
fixed-income securities, its
performance is related to
changes in interest rates.
Funds that hold short-term
bonds are usually less
affected by changes in
interest rates than long-term
bond funds. For that reason,
long-term bond funds typically
offer higher yields and carry
more risk than short-term bond
funds.
(checkmark)

YEAR-BY-YEAR TOTAL RETURNS
Calendar years                1991   1992   1993   1994     1995     1996    1997
SPARTAN GINNIE MAE            13.79% 6.50%  6.30%  -1.51%   16.66%   4.98%   8.95%
Lehman Brothers GNMA Index    16.04% 7.41%  6.58%  -1.50%   17.05%   5.53%   9.53%
Lipper GNMA Funds Average     14.86% 6.49%  6.57%  -2.49%   16.25%   3.81%   8.80%
Consumer Price Index          3.06%  2.90%  2.75%   2.67%   2.54%    3.32%   1.70%

Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 13.79
Row: 5, Col: 1, Value: 6.5
Row: 6, Col: 1, Value: 6.3
Row: 7, Col: 1, Value: -1.51
Row: 8, Col: 1, Value: 16.66
Row: 9, Col: 1, Value: 4.98
Row: 10, Col: 1, Value: 8.950000000000001
(LARGE SOLID BOX) Spartan Ginnie Mae

LEHMAN BROTHERS GNMA INDEX is a market capitalization weighted index of fixed-rate securities issued by the Government National Mortgage
Association.

Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.

THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.

THE COMPETITIVE FUNDS AVERAGE is the Lipper Ginnie Mae Funds Average.
As of August 31, 1998, the average reflected the performance of 53 mutual funds with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.

The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report, call 1-800-544-8888.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.

THE FUND IN DETAIL


CHARTER

SPARTAN GINNIE MAE IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a non-diversified fund of Fidelity Union Street Trust, an open-end management investment company organized as a Massachusetts business trust on March 1, 1974.

THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.

THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY
MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.

FMR AND ITS AFFILIATES

The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.

Beginning January 1, 1999, FIMM, located in Merrimack, New Hampshire, will have primary responsibility for providing investment management services for the fund.

Curt Hollingsworth is Vice President and manager of Spartan Ginnie
Mae, which he has managed since February, 1997. He also manages several other Fidelity funds. Since joining Fidelity in 1983, Mr.
Hollingsworth has worked as a fixed-income trader and portfolio manager.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Fidelity Distributors Corporation (FDC) distributes and markets
Fidelity's funds and services.

Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.

FMR Corp. is the ultimate parent company of FMR and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940
Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company;
therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.

FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

INVESTMENT PRINCIPLES AND RISKS

BOND FUNDS IN GENERAL. The yield and share price of a bond fund change daily based on changes in interest rates and market conditions, and in response to other economic, political or financial events. The types and maturities of the securities a bond fund purchases and the credit quality of their issuers will impact a bond fund's reaction to these events.

The total return from a bond includes both income and price gains or losses. While income is the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.

INTEREST RATE RISK. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer-term bonds are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short-term interest rates and long-term interest rates do not necessarily move in the same amount or in the same direction. A short-term bond tends to react to changes in short-term interest rates and a long-term bond tends to react to changes in long-term interest rates.

ISSUER RISK. The price of a bond is affected by the credit quality of its issuer. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds.

PREPAYMENT RISK. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can prepay principal prior to the security's maturity. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security may be difficult to predict and result in greater volatility.

FIDELITY'S APPROACH TO BOND FUNDS. In managing bond funds, FMR selects a benchmark index that is representative of the universe of securities in which the fund invests. FMR uses this benchmark as a guide in structuring the fund and selecting its investments.

FMR allocates assets among different market sectors (for example, fixed-rate or adjustable rate mortgages) and different maturities based on its view of the relative value of each sector or maturity.

FMR focuses on assembling a portfolio of income-producing bonds that it believes will provide the best balance between risk and return within the universe of securities in which the fund may invest. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.

THE FUND seeks high current income by investing in Ginnie Maes. When consistent with its goal, the fund may also consider the potential for capital gain. FMR normally invests at least 65% of the fund's total assets in Ginnie Maes. The fund may also invest in other U.S.
Government securities and instruments related to U.S. Government securities. Other instruments may include futures or options on U.S.
Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor its yield is guaranteed by the U.S. Government.

Ginnie Maes are government securities that are interests in pools of mortgage loans. Their principal and interest payments are fully guaranteed by the U.S. Government, making them high-quality investments.

The benchmark index for the fund is the Lehman Brothers GNMA Index, a market capitalization weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years and are issued by the Government National Mortgage
Association (GNMA). FMR manages the fund to have similar overall interest rate risk to the index. As of August 31, 1998, the dollar-weighted average maturity of the fund and the index was approximately 6.3 and 5.2 years, respectively.

The reaction of mortgage securities to changes in interest rates can be difficult to predict because mortgage securities are subject to prepayment of principal and interest and can be structured in a complex manner. In determining a security's maturity for purposes of calculating a fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of the fund, they may be worth more or less than what you paid for them.

FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call
1-800-544-8888.

DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. In addition, bond prices are also affected by the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S.
Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.

ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.

MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.

The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile.
Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.

STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.
U.S. Treasury securities that have been stripped by a Federal Reserve
Bank are obligations issued by the U.S. Treasury.

REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements and purchasing indexed securities.

FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

ILLIQUID SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price.
Difficulty in selling securities may result in a loss or may be costly to the fund.

RESTRICTIONS: The fund may not invest more than 10% of its assets in illiquid securities.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.

OTHER INSTRUMENTS may include real estate-related instruments.

CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.

BORROWING. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.

LENDING securities to broker-dealers and institutions, including
Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR or its affiliates.

RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.

The fund seeks a high level of current income.

The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.

Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.

BREAKDOWN OF EXPENSES

Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.

FMR may, from time to time, agree to reimburse the fund for management fees above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements can decrease the fund's expenses and boost its performance.

MANAGEMENT FEE

The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of the fund with limited exceptions. The fund's annual management fee rate is 0.65% of its average net assets.

For the fiscal year ended August 31, 1998, the fund paid a management fee of 0.38% of the fund's average net assets, after reimbursement.

Beginning January 1, 1999, FIMM will have primary responsibility for managing the fund's investments. FMR will pay FIMM 50% of it management fee (before expense reimbursements) for FIMM's services.

FSC is the transfer and service agent for the fund. FSC performs transfer agency, dividend disbursing, shareholder servicing, and accounting functions for the fund. These services include processing shareholder transactions, valuing the fund's investments, handling securities loans, and calculating the fund's share price and dividends. FMR, not the fund, pays for these services.

The fund also pays other expenses, such as brokerage fees and commissions, interest on borrowings, taxes, and the compensation of trustees who are not affiliated with Fidelity.

The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, the Board of Trustees has authorized such payments.
The fund's portfolio turnover rate for the fiscal year ended August
1998 was 148%. This rate varies from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.

YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage
Services, Inc. (FBSI). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.

To reach Fidelity for general information, call these numbers:

(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272

If you would prefer to speak with a representative in person, Fidelity has over 75 walk-in Investor Centers across the country.

If you would prefer to access information on-line, you can visit
Fidelity's Web site at www.fidelity.com.

TYPES OF ACCOUNTS

You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.

You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

The different ways to set up (register) your account with Fidelity are listed in the table that follows.

The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement benefits number, visit Fidelity's Web site at www.fidelity.com, or contact Fidelity directly, as appropriate.

FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.

(solid bullet) Number of Fidelity mutual funds: over 223

(solid bullet) Assets in Fidelity mutual funds: over $546 billion

(solid bullet) Number of shareholder
accounts: over 38 million

(solid bullet) Number of investment
analysts and portfolio
managers: over 250
(checkmark)

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.)
Contributions may be tax-deductible, subject to certain income limits.
(solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth
Conversion IRA. Eligibility is subject to certain income limits.
Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.

HOW TO BUY SHARES

THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset value per share (NAV). The fund's shares are sold without a sales charge.

Your shares will be purchased at the next NAV calculated after your investment is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

Shares of the fund are offered to current shareholders only.

The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 29. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.

IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's
Web site at www.fidelity.com for an application.

IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:

(small solid bullet) Mail in an application with a check, or (small solid bullet) Open your account by exchanging from another
Fidelity fund.

IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application.
Retirement investing also involves its own investment procedures. Call
1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for more information and a retirement application.

If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                $10,000

TO ADD TO AN ACCOUNT               $1,000

Through regular investment plansA    $500

MINIMUM BALANCE                    $5,000

A FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE 27.

There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory
ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program materials for details. In addition, the fund reserves the right to waive or lower investment minimums in other circumstances.

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
                                                                               TO OPEN AN ACCOUNT

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.









The Internet www.fidelity.com (computer graphic)                               (small solid bullet) Complete
                                                                               and sign the application.
                                                                               Make your check payable to
                                                                               the complete name of the
                                                                               fund. Mail to the address
                                                                               indicated on the application.










Mail (mail_graphic)                                                            (small solid bullet) Complete
                                                                               and sign the application.
                                                                               Make your check payable to
                                                                               the complete name of the
                                                                               fund. Mail to the address
                                                                               indicated on the application.





In Person (hand_graphic)                                                       (small solid bullet) Bring
                                                                               your application and check
                                                                               to a Fidelity Investor
                                                                               Center. Call 1-800-544-9797
                                                                               for the center nearest you.

Wire (wire_graphic)                                                            (small solid bullet) Call
                                                                               1-800-544-7777 to set up
                                                                               your account and to arrange
                                                                               a wire transaction. Not
                                                                               available for retirement
                                                                               accounts.
                                                                               (small solid bullet) Wire
                                                                               within 24 hours to: Bankers
                                                                               Trust Company, Bank Routing
                                                                               #021001033, Account
                                                                               #00163053. Specify the
                                                                               complete name of the fund
                                                                               and include your new account
                                                                               number and your name.

Automatically (automatic_graphic)                                              (small solid bullet) Not
                                                                               available.









(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118



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
                                                                               TO ADD TO AN ACCOUNT

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.
                                                                               (small solid bullet) Use
                                                                               Fidelity Money Line to
                                                                               transfer from your bank
                                                                               account. Call before your
                                                                               first use to verify that
                                                                               this service is in place on
                                                                               your account. Maximum Money
                                                                               Line: up to $100,000.

The Internet www.fidelity.com (computer graphic)                               (small solid bullet) Exchange
                                                                               from another Fidelity fund
                                                                               account with the same
                                                                               registration, including
                                                                               name, address, and taxpayer
                                                                               ID number.
                                                                               (small solid bullet) Use
                                                                               Fidelity Money Line to
                                                                               transfer from your bank
                                                                               account. Visit Fidelity's
                                                                               Web site before your first
                                                                               use to verify that this
                                                                               service is in place on your
                                                                               account. Maximum Money Line:
                                                                               up to $100,000.

Mail (mail_graphic)                                                            (small solid bullet) Make
                                                                               your check payable to the
                                                                               complete name of the fund.
                                                                               Indicate your fund account
                                                                               number on your check and
                                                                               mail to the address printed
                                                                               on your account statement.
                                                                               (small solid bullet) Exchange
                                                                               by mail: call 1-800-544-6666
                                                                               for instructions.

In Person (hand_graphic)                                                       (small solid bullet) Bring
                                                                               your check to a Fidelity
                                                                               Investor Center. Call
                                                                               1-800-544-9797 for the
                                                                               center nearest you.

Wire (wire_graphic)                                                            (small solid bullet) Not
                                                                               available for retirement
                                                                               accounts.
                                                                               (small solid bullet) Wire to:
                                                                               Bankers Trust Company, Bank
                                                                               Routing #021001033, Account
                                                                               #00163053. Specify the
                                                                               complete name of the fund
                                                                               and include your account
                                                                               number and your name.





Automatically (automatic_graphic)                                              (small solid bullet) Use
                                                                               Fidelity Automatic Account
                                                                               Builder(registered
                                                                               trademark). Sign up for this
                                                                               service when opening your
                                                                               account, visit Fidelity's
                                                                               Web site at www.fidelity.com
                                                                               to obtain the form to add
                                                                               the service, or call
                                                                               1-800-544-6666

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.

THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.

TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone, in writing, or through Fidelity's Web site. Call 1-800-544-6666 for a retirement distribution form.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $5,000 worth of shares in the account to keep it open.

TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.

Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

CHECKWRITING

If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.

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                                                                               ACCOUNT TYPE

Phone 1-800-544-7777 (phone_graphic)                                           All account types except
                                                                               retirement

                                                                               All account types









Mail or in Person (mail_graphic)(hand_graphic)                                 Individual, Joint Tenant,
                                                                               Sole Proprietorship, UGMA,
                                                                               UTMA
                                                                               Retirement account
                                                                               Trust
                                                                               Business or Organization

                                                                               Executor, Administrator,
                                                                               Conservator, Guardian

























Wire (wire_graphic)                                                            All account types except
                                                                               retirement












Check (check_graphic)                                                          All account types






(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118

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                                                                               SPECIAL REQUIREMENTS

Phone 1-800-544-7777 (phone_graphic)                                           (small solid bullet) Maximum
                                                                               check request: $100,000.
                                                                               (small solid bullet) For
                                                                               Money Line transfers to your
                                                                               bank account; minimum: $10;
                                                                               maximum: up to $100,000.
                                                                               (small solid bullet) You may
                                                                               exchange to other Fidelity
                                                                               funds if both accounts are
                                                                               registered with the same
                                                                               name(s), address, and
                                                                               taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)                                 (small solid bullet) The
                                                                               letter of instruction must
                                                                               be signed by all persons
                                                                               required to sign for
                                                                               transactions, exactly as
                                                                               their names appear on the
                                                                               account.
                                                                               (small solid bullet) The
                                                                               account owner should
                                                                               complete a retirement
                                                                               distribution form. Call
                                                                               1-800-544-6666 to request one.
                                                                               (small solid bullet) The
                                                                               trustee must sign the letter
                                                                               indicating capacity as
                                                                               trustee. If the trustee's
                                                                               name is not in the account
                                                                               registration, provide a copy
                                                                               of the trust document
                                                                               certified within the last 60
                                                                               days.
                                                                               (small solid bullet) At least
                                                                               one person authorized by
                                                                               corporate resolution to act
                                                                               on the account must sign the
                                                                               letter.
                                                                               (small solid bullet) Include
                                                                               a corporate resolution with
                                                                               corporate seal or a
                                                                               signature guarantee.
                                                                               (small solid bullet) Call
                                                                               1-800-544-6666 for
                                                                               instructions.

Wire (wire_graphic)                                                            (small solid bullet) You must
                                                                               sign up for the wire feature
                                                                               before using it. To verify
                                                                               that it is in place, call
                                                                               1-800-544-6666. Minimum
                                                                               wire: $5,000.
                                                                               (small solid bullet) Your
                                                                               wire redemption request must
                                                                               be received in proper form
                                                                               by Fidelity before 4:00 p.m.
                                                                               Eastern time for money to be
                                                                               wired on the next business
                                                                               day.

Check (check_graphic)                                                          (small solid bullet) Minimum
                                                                               check: $1,000.
                                                                               (small solid bullet) All
                                                                               account owners must sign a
                                                                               signature card to receive a
                                                                               checkbook.

(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118

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INVESTOR SERVICES

Fidelity provides a variety of services to help you manage your account.

INFORMATION SERVICES

FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.

FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)


24-HOUR SERVICE

ACCOUNT ASSISTANCE
1-800-544-6666

ACCOUNT TRANSACTIONS
1-800-544-7777

PRODUCT INFORMATION
1-800-544-8888

RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774

TOUCHTONE XPRESS(registered trademark)
1-800-544-5555

WEB SITE
www.fidelity.com
 AUTOMATED SERVICE
(checkmark)

(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.

Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone, in writing, or through Fidelity's Web site.

Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 29.

SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.

FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.

REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.

REGULAR INVESTMENT PLANS

FIDELITY AUTOMATIC ACCOUNT BUILDER
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM  FREQUENCY             SETTING UP OR CHANGING
$500     Monthly or quarterly  (small solid bullet) For a
                               new account, complete the
                               appropriate section on the
                               fund application.
                               (small solid bullet) For
                               existing accounts, call
                               1-800-544-6666 or visit
                               Fidelity's Web site at
                               www.fidelity.com for an
                               application.
                               (small solid bullet) To
                               change the amount or
                               frequency of your
                               investment, call
                               1-800-544-6666 at least
                               three business days prior to
                               your next scheduled
                               investment date.

DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$500     Every pay period  (small solid bullet) Check
                           the appropriate box on the
                           fund application, or call
                           1-800-544-6666 or visit
                           Fidelity's Web site at
                           www.fidelity.com for an
                           authorization form.
                           (small solid bullet) Changes
                           require a new authorization
                           form.

FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM  FREQUENCY               SETTING UP OR CHANGING
$500     Monthly, bimonthly,     (small solid bullet) To
         quarterly, or annually  establish, call
                                 1-800-544-6666 after both
                                 accounts are opened.
                                 (small solid bullet) To
                                 change the amount or
                                 frequency of your
                                 investment, call
                                 1-800-544-6666.

A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.

SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES

The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in October and December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.

If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-6666.

Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.

UNDERSTANDING
DISTRIBUTIONS

As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings along
to its investors as
DISTRIBUTIONS.

The fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.
(checkmark)

TAXES

As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.

Mutual fund dividends from U.S. Government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. Ginnie Mae securities and other mortgage-backed securities are notable exceptions in most states. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.

TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.

TRANSACTION DETAILS

THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

The fund's assets are valued on the basis of information furnished by a pricing service or market quotations, if available, or by another method that the Board of Trustees believes accurately reflects fair value. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value.

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.

IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.

THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.

WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your investment is received in proper form. Note the following:

(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
(small solid bullet) Shares begin to earn dividends on the first business day following the day of purchase.

TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:

(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Shares earn dividends through the day of redemption; however, shares redeemed on a Friday or prior to a holiday continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Remember to keep shares in your account in order to be eligible to purchase additional shares of the fund.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

IF YOUR ACCOUNT BALANCE FALLS BELOW $5,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.

FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.

FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.

EXCHANGE RESTRICTIONS

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:

(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.

Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.

OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

Spartan, Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments, Fidelity Money Line, Touch Tone Xpress, Fidelity
Automatic Account Builder, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.



This prospectus is printed on recycled paper using soy-based inks.

SPARTAN(registered trademark) GINNIE MAE FUND

A FUND OF FIDELITY UNION STREET TRUST

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 20, 1998

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus (dated October 20, 1998). Please retain this document for future reference. The fund's Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8888.

TABLE OF CONTENTS              PAGE



Investment Policies and        24
Limitations

Portfolio Transactions         27

Valuation                      28

Performance                    28

Additional Purchase, Exchange  32
and Redemption Information

Distributions and Taxes        32

FMR                            32

Trustees and Officers          33

Management Contract            35

Distribution and Service Plan  35

Contracts with FMR Affiliates  36

Description of the Trust       36

Financial Statements           36

Appendix                       37

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)

DISTRIBUTOR
Fidelity Distributors Corporation (FDC)

TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)

SGM-ptb-1098
1.461736.101

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) issue senior securities, except as permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties but this limit does not apply to purchases of debt securities or to repurchase agreements.

(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements).

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

With respect to limitation (v) if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page 37.

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The fund may receive fees or price concessions for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

FANNIE MAES AND FREDDIE MACS are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.

In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The fund further limits its options and futures investments to options and futures contracts relating to U.S. Government securities.

The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, are not fundamental policies and may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).

Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some government-stripped fixed-rate mortgage-backed securities to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.

INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

MORTGAGE-BACKED SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity
Brokerage Services, Inc. (FBSI). FBSI is a member of the New York
Stock Exchange and a subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.

FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

STRIPPED GOVERNMENT SECURITIES. Stripped government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal Reserve Bank.

SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended August 31, 1998 and 1997, the fund's portfolio turnover rates were 148% and 104%, respectively. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.

For the fiscal years ended August 1998, 1997, and 1996, the fund paid no brokerage commissions.

During the fiscal year ended August, 1998, the fund paid no brokerage commissions to firms that provided research services.

The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Fidelity Service Company, Inc. (FSC) normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.

Or, fixed-income securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.

PERFORMANCE

The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value per share (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.

CALCULATING HISTORICAL FUND RESULTS. The following table shows performance for the fund calculated including certain fund expenses.

HISTORICAL FUND RESULTS. The following table shows the fund's yield and total return for the period ended August 31, 1998.



                                 Average Annual Total Returns                Cumulative Total Returns

                    Thirty-Day Yield  One Year  Five Years  Life of Fund*  One Year  Five Years  Life of Fund*

Spartan Ginnie Mae   6.48%             8.16%     6.70%       7.75%          8.16%     38.32%      77.44%


* From December 27, 1990 (commencement of operations).

Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's total returns would have been lower.

Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's yield would have been 6.20%.

The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in fixed-income securities, common stocks represent a different types of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.

During the period from December 27, 1990 (commencement of operations) to August 31, 1998, a hypothetical $10,000 investment in Spartan Ginnie Mae would have grown to $17,744, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

                                                   SPARTAN GINNIE MAE FUND

Year Ended               Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value
                         Investment                Distributions                 Gain Distributions

1998                     $ 10,190                  $ 7,167                       $ 387                        $ 17,744

1997                     $ 10,060                  $ 5,964                       $ 382                        $ 16,406

1996                     $ 9,780                   $ 4,753                       $ 372                        $ 14,905

1995                     $ 9,970                   $ 3,891                       $ 379                        $ 14,240

1994                     $ 9,640                   $ 2,790                       $ 367                        $ 12,797

1993                     $ 10,270                  $ 2,257                       $ 301                        $ 12,828

1992                     $ 10,400                  $ 1,500                       $ 21                         $ 11,921

1991*                    $ 10,160                  $ 593                         $ 0                          $ 10,753



SPARTAN GINNIE MAE FUND            INDICES

Year Ended               S&P 500   DJIA      Cost of Living**


1998                     $ 35,428  $ 34,824  $ 12,212

1997                     $ 32,775  $ 34,624  $ 12,018

1996                     $ 23,303  $ 25,027  $ 11,756

1995                     $ 19,627  $ 20,100  $ 11,428

1994                     $ 16,161  $ 16,628  $ 11,136

1993                     $ 15,323  $ 15,098  $ 10,822

1992                     $ 13,298  $ 13,078  $ 10,531

1991*                    $ 12,320  $ 11,864  $ 10,209


* From December 27, 1990 (commencement of operations)

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in the fund on December 27, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,433. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $5,225 for dividends and $330 for capital gain distributions.

PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

Spartan Ginnie Mae may compare its performance to that of the Lehman Brothers GNMA Index, a market value weighted performance benchmark of fixed-rate securities issued by the Government National Mortgage Association (GNMA). These securities represent interests in pools of mortgage loans with original terms of 15 and 30 years.

The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.

The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

As of August 31, 1998, FMR advised over $32 billion in municipal fund assets, $113 billion in money market fund assets, $389 billion in equity fund assets, $61 billion in international fund assets, and $27 billion in Spartan fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.

FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.

If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

DISTRIBUTIONS AND TAXES

DIVIDENDS. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Mortgage security paydown gains (losses) on mortgage securities purchased by the fund on or prior to June 8, 1997 are generally taxable as ordinary income and, therefore, increase (decrease) taxable dividend distributions. The fund will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.

CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.

As of August 31, 1998, the fund had a capital loss carryforward aggregating approximately $10,006,000. This loss carryforward, of which $9,271,000, and $735,000 will expire on August 31, 2003 and 2004, respectively, is available to offset future capital gains.

STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividend distributions from a fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on most U.S. Government securities is exempt from state and local income taxes, the portion of dividends from a fund attributable to these securities will also be free from income taxes. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities. In a number of states, corporate franchise (income) tax laws do not exempt interest earned on U.S. Government securities whether such securities are held directly or through a fund.

TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

The fund is treated as a separate entity from the other funds of Fidelity Union Street Trust for tax purposes.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

FMR

All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.

J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.

ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Imation Corp. (imaging and information storage, 1997).

*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).

DWIGHT D. CHURCHILL (44), is Vice President of Bond Funds, Group
Leader of the Bond Group, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income
Investments.

FRED L. HENNING, JR. (59), is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market
Division.

CURTIS HOLLINGSWORTH (41), is Vice President of Spartan Ginnie Mae Fund (1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Hollingsworth managed a variety of Fidelity funds.

ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).

RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

STANLEY N. GRIFFITH (51), Assistant Vice President (1998), is
Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and an employee of FMR Corp.

JOHN H. COSTELLO (52), Assistant Treasurer, is an employee of FMR.

LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

THOMAS J. SIMPSON (40), Assistant Treasurer (1996), is Assistant Treasurer of Fidelity's Fixed Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended August 31, 1998, or calendar year ended December 31, 1997, as applicable.


                             COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Total Compensation from the
Advisory Board               Spartan Ginnie Mae FundB     Fund Complex*,A

J. Gary Burkhead**           $ 0                          $ 0

Ralph F. Cox                 $ 215                        $ 214,500

Phyllis Burke Davis          $ 215                        $ 210,000

Robert M. Gates***           $ 217                        $176,000

Edward C. Johnson 3d**       $ 0                          $ 0

E. Bradley Jones             $ 217                        $ 211,500

Donald J. Kirk               $ 218                        $ 211,500

Peter S. Lynch**             $ 0                          $ 0

William O. McCoy****         $ 217                        $ 214,500

Gerald C. McDonough          $ 268                        $ 264,500

Marvin L. Mann               $ 213                        $ 214,500

Robert C. Pozen**            $ 0                          $ 0

Thomas R. Williams           $ 217                         $214,500


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.

** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.

*** Mr. Gates was appointed to the Board of Trustees effective March
1, 1997.

**** Mr. McCoy was appointed to the Board of Trustees effective
January 1, 1997.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.

B Compensation figures include cash.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of August 31, 1998, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES. Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the fund's securities lending program.

FMR pays all other expenses of the fund with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.65% of its average net assets throughout the month. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

For the fiscal years ended August 31, 1998, 1997, and 1996, the fund paid FMR management fees of $3,990,456, $2,994,363, and $2,834,108, respectively, after reduction of fees and expenses paid by the fund to the non-interested Trustees. In addition, for the fiscal years ended August 31, 1998, 1997, and 1996, credits reducing management fees amounted to $8,253, $11,592, and $112,648, respectively.

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.

Effective March 1, 1997, FMR voluntarily agreed to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 0.38% of its average net assets. For the fiscal years ended August 31, 1998 and 1997, management fees incurred under the fund's contract prior to reimbursement amounted to $3,990,456 and $2,994,363, respectively (after reduction for compensation to the non-interested Trustees), and management fees reimbursed by FMR amounted to $1,658,491 and $654,745, respectively.

The reimbursement arrangement that is in effect for the fund will continue through December 31, 1998, after which time FMR may elect to discontinue it.

DISTRIBUTION AND SERVICE PLAN

The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Spartan Ginnie Mae shares.

FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

CONTRACTS WITH FMR AFFILIATES

The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,500.

In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in the fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.

FMR bears the cost of transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the securities lending program under the terms of its management contract with the fund.

The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. Spartan Ginnie Mae Fund is a fund of Fidelity Union Street Trust, an open-end management investment company originally organized as a Massachusetts business trust on March 1, 1974. On April 30, 1990, the Board of Trustees voted to change the name of the trust from Fidelity Daily Income Trust to Fidelity Union Street Trust. Currently, there are 5 funds of the trust: Spartan Ginnie Mae Fund, Spartan Maryland Municipal Income Fund, Spartan Short-Intermediate Municipal Income Fund, Fidelity Export and Multinational Fund, and Spartan Arizona Municipal Income Fund. The Declaration of Trust permits the Trustees to create additional funds.

In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying names "Fidelity" and "Spartan" may be withdrawn.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.

CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR. PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 1998, and report of the auditor, are included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.

APPENDIX

DOLLAR-WEIGHTED AVERAGE MATURITY is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Spartan, Fidelity and Fidelity Focus are registered trademarks of FMR
Corp.

The third party marks appearing above are the marks of their respective owners.

SPARTAN(REGISTERED TRADEMARK)
GINNIE MAE
FUND

ANNUAL REPORT
AUGUST 31, 1998

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   13  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  17  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  20  The auditors' opinion.
ACCOUNTANTS

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

The dramatic volatility we've seen in recent months in the world's stock and bond markets might seem at first glance to be unprecedented in its scope and duration. In fact, however, the U.S. stock market has declined by more than 10% 12 times just since 1970, only to recover and go on to new highs each time. As has been the case recently, segments of the bond market - most notably U.S. Treasuries - frequently have thrived in such periods as investors seek a safer home for their funds.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.

If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998      PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN GINNIE MAE                 8.16%        38.32%        77.44%

LB GNMA                            8.54%        41.04%        n/a

SB GNMA                            8.42%        40.70%        n/a

GNMA Funds Average                 8.34%        35.06%        n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 27, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of both the Lehman Brothers GNMA Index and the Salomon Brothers GNMA Index, both of which are market capitalization weighted indexes of fixed-rate securities issued by the Government National Mortgage Association (GNMA). These securities represent interests in pools of mortgage loans with original terms of 15 and 30 years. To measure how the fund's performance stacked up against its peers, you can compare it to the GNMA funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 53 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1998    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN GINNIE MAE               8.16%        6.70%         7.75%

LB GNMA                          8.54%        7.12%         n/a

SB GNMA                          8.42%        7.07%         n/a

GNMA Funds Average               8.34%        6.19%         n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Spartan Ginnie Mae          LB GNMA
             00461                       LB020
  1990/12/31      10000.00                    10000.00
  1991/01/31      10104.29                    10149.46
  1991/02/28      10164.54                    10233.72
  1991/03/31      10239.66                    10307.56
  1991/04/30      10302.26                    10404.24
  1991/05/31      10368.05                    10489.17
  1991/06/30      10380.51                    10509.12
  1991/07/31      10535.21                    10688.74
  1991/08/31      10732.56                    10887.42
  1991/09/30      10902.32                    11079.23
  1991/10/31      11063.72                    11262.17
  1991/11/30      11128.99                    11340.22
  1991/12/31      11378.62                    11604.54
  1992/01/31      11291.21                    11460.85
  1992/02/29      11443.21                    11580.81
  1992/03/31      11373.35                    11514.96
  1992/04/30      11467.54                    11620.73
  1992/05/31      11671.03                    11825.40
  1992/06/30      11808.37                    11969.98
  1992/07/31      11791.74                    12074.86
  1992/08/31      11898.52                    12236.29
  1992/09/30      11982.17                    12345.17
  1992/10/31      11900.60                    12252.70
  1992/11/30      11955.78                    12308.58
  1992/12/31      12118.71                    12464.47
  1993/01/31      12269.40                    12621.24
  1993/02/28      12385.98                    12749.41
  1993/03/31      12468.37                    12819.26
  1993/04/30      12522.22                    12866.04
  1993/05/31      12592.37                    12954.30
  1993/06/30      12720.19                    13059.63
  1993/07/31      12787.91                    13114.62
  1993/08/31      12803.63                    13147.22
  1993/09/30      12802.46                    13158.52
  1993/10/31      12850.63                    13181.14
  1993/11/30      12777.48                    13162.29
  1993/12/31      12881.92                    13284.48
  1994/01/31      13025.29                    13388.92
  1994/02/28      12915.69                    13322.39
  1994/03/31      12612.69                    12962.72
  1994/04/30      12498.55                    12874.03
  1994/05/31      12515.63                    12910.84
  1994/06/30      12488.13                    12891.99
  1994/07/31      12740.52                    13143.45
  1994/08/31      12772.21                    13183.80
  1994/09/30      12606.72                    12998.20
  1994/10/31      12600.46                    12977.58
  1994/11/30      12555.14                    12940.99
  1994/12/31      12687.28                    13084.68
  1995/01/31      12956.44                    13355.66
  1995/02/28      13294.80                    13707.56
  1995/03/31      13343.77                    13774.75
  1995/04/30      13529.95                    13978.76
  1995/05/31      13956.47                    14405.61
  1995/06/30      14035.85                    14503.63
  1995/07/31      14075.42                    14534.23
  1995/08/31      14212.67                    14683.68
  1995/09/30      14349.40                    14827.37
  1995/10/31      14471.77                    14948.89
  1995/11/30      14622.51                    15121.63
  1995/12/31      14801.04                    15315.87
  1996/01/31      14909.36                    15422.53
  1996/02/29      14785.22                    15307.23
  1996/03/31      14747.77                    15268.20
  1996/04/30      14706.99                    15228.29
  1996/05/31      14649.50                    15177.06
  1996/06/30      14818.39                    15376.41
  1996/07/31      14870.63                    15434.29
  1996/08/31      14876.07                    15440.94
  1996/09/30      15110.47                    15699.49
  1996/10/31      15394.25                    16017.03
  1996/11/30      15619.54                    16250.08
  1996/12/31      15537.40                    16163.16
  1997/01/31      15639.71                    16287.34
  1997/02/28      15676.01                    16346.10
  1997/03/31      15516.41                    16184.89
  1997/04/30      15767.56                    16450.32
  1997/05/31      15923.99                    16619.07
  1997/06/30      16110.62                    16815.97
  1997/07/31      16395.44                    17121.09
  1997/08/31      16374.64                    17084.51
  1997/09/30      16565.59                    17311.57
  1997/10/31      16740.71                    17492.07
  1997/11/30      16783.63                    17545.73
  1997/12/31      16927.63                    17704.06
  1998/01/31      17088.75                    17875.02
  1998/02/28      17132.16                    17914.94
  1998/03/31      17195.72                    17990.78
  1998/04/30      17288.80                    18095.22
  1998/05/31      17431.45                    18218.73
  1998/06/30      17472.74                    18295.45
  1998/07/31      17566.12                    18398.34
  1998/08/31      17710.25                    18543.58
IMATRL PRASUN   SHR__CHT 19980831 19980915 111112 R00000000000095

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Ginnie Mae Fund on December 31, 1990, shortly after the fund started. As the chart shows, by August 31, 1998, the value of the investment would have grown to $17,710 - a 77.10% increase on the initial investment. For comparison, look at how the Lehman Brothers GNMA Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,544 - an 85.44% increase. Going forward, the fund will compare its performance to that of the Lehman Brothers GNMA Index rather than the Salomon Brothers GNMA Index. The indexes include the same type of bonds, and their performance is not materially different. The fund is changing to the Lehman Brothers index mainly because Lehman Brothers indexes are used by most other Fidelity bond funds. For comparison purposes, both indexes are shown on page 4.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)

TOTAL RETURN COMPONENTS
                                        YEARS ENDED AUGUST 31,

                    1998                    1997    1996    1995    1994

Dividend returns    6.87%                   7.21%   6.58%   7.86%   5.23%

Capital returns     1.29%                    2.86%  -1.91%   3.42%  -5.48%

Total returns       8.16%                   10.07%  4.67%   11.28%  -0.25%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund, if any, are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED AUGUST 31, 1998    PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share              5.34(cents)   32.84(cents)   66.85(cents)

Annualized dividend rate         6.18%         6.41%          6.58%

30-day annualized yield          6.48%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.17 over the past one month, $10.17 over the past six months and $10.16 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reduced certain fund expenses during the periods shown, the 30-day yield would have been 6.20%.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

The U.S. Treasury market rallied to
record levels over the past year as
investors abandoned stocks for the
safe haven of Treasuries. The Lehman
Brothers Aggregate Bond Index -
a broad gauge of the U.S. taxable
bond market - returned 10.57%
during the 12-month period that
ended August 31, 1998. In the
fourth quarter of 1997 and the first
half of 1998, global market
volatility and low interest rates were
the main stories. At the end of the
period, a free fall in stock prices,
which sent the Dow Jones Industrial
Average down 15% in August alone,
provided even further strength to
bond prices. As investors continued
to move assets from stocks and
riskier bonds to Treasuries, yields
on long-term Treasury bonds, which
move in the opposite direction of
their price, fell to the lowest level
since October 1968. Corporate bond
investors benefited from domestic
economic stability and high demand
during most of the past 12
months. Similar to U.S. Treasuries,
highly rated corporate debt
received further support toward the
end of the period, as investors left
the turbulent equity markets for
bonds. The Lehman Brothers
Corporate Bond Index returned
9.47% for the past 12 months. Even
with significant prepayment activity
in recent months due to low interest
rates, mortgage-backed securities
performed relatively well. The
Lehman Brothers Mortgage-Backed
Securities Index returned 8.69% for
the past year.

(Photograph of Curt Hollingsworth)
An interview with Curt Hollingsworth, Portfolio Manager of Spartan
Ginnie Mae Fund

Q. HOW DID THE FUND PERFORM, CURT?

A. For the 12-month period that ended August 31, 1998, the fund had a total return of 8.16%. To get a sense of how the fund did relative to its competitors, the GNMA funds average returned 8.34% for the same one-year period, according to Lipper Analytical Services. Additionally, the Lehman Brothers GNMA Index - which tracks the types of securities in which the fund invests - also returned 8.54%.

Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF GINNIE MAE SECURITIES OVER THE PAST YEAR?

A. Ginnie Maes performed fairly well in the first half of the period, thanks in large part to the fact that they offered attractive yields relative to U.S. Treasuries. But over recent months, interest rates fell substantially, prompting home sales and mortgage refinancing to increase to near-record rates. Those transactions, in turn, set off a significant rise in the prepayment of mortgage-backed securities. As prepayment activity accelerated, mortgage security prices came under pressure. While refinancings often put money in consumers' pockets, they take steady long-term streams of payments away from holders of mortgage-backed securities. When refinancings step up, many mortgage security holders must find a new place to put their money - usually at lower interest rates.

Q. WHICH HOLDINGS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The fund's holdings in securities containing loans that originated between five and 10 years ago was relatively light throughout the year, a strategy that proved beneficial for the fund. Those securities were less immune to prepayment activity than observers once believed. On the other hand, the fund's stake in loans that originated in early 1998 with coupons - the interest rate the borrower promises to pay - of between 7.5% and 8.0% was relatively heavy. In large part because of the newness of the underlying mortgages and the very slight risk that the mortgage holders would turn around and refinance just months after taking out the loan, these securities offered relatively good protection against prepayment and were bid up as a result.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. I wouldn't point to a specific security that was a disappointment or that meaningfully detracted from the fund's performance. However, I'd point to the ever-decreasing number of opportunities to find securities that offered good protection against prepayment, at a reasonable price. In previous years there were occasions when a particular security became cheap, but that hasn't been the case for some time.

Q. WHAT WERE THE OTHER KEY ELEMENTS TO YOUR STRATEGY?

A. I kept the fund's duration - or interest-rate sensitivity - neutral. By that I mean I didn't structure the fund to benefit from interest rates moving higher or lower. Because it is extremely difficult to predict the direction of interest rates with any regular success over an extended time period, I keep duration in line with the market rather than making it more or less sensitive based on where I think interest rates are headed. Additionally, by keeping the fund's investments evenly spread across the various coupons available in the mortgage market, I have attempted to position the fund to perform well whether interest rates rise, fall or remain stable.

Q. THE FUND USES A STRATEGY KNOWN AS A "DOLLAR ROLL." CAN YOU EXPLAIN THIS STRATEGY?

A. Sure. A dollar roll essentially describes a strategy whereby I sell a security that the fund owns, with settlement of that sale to occur in the current month. At the same time, I buy a similar security at a lower price, with settlement of that purchase to occur in the following month. By conducting these two simultaneous trades, I attempt to add to the fund's total return.

Q. WHAT'S YOUR OUTLOOK FOR THE GINNIE MAE MARKET?

A. I believe that prepayments will continue at a fairly quick pace until interest rates stabilize or move higher. As is generally the case, the direction of interest rates will be the main factor that determines the performance of mortgage securities. But since I'm not in the business of forecasting interest rates, I won't try to predict where rates will end up six months or a year from today. I'll continue to focus on finding securities that I believe will offer the best total-return potential, whether interest rates are heading higher, lower or remain the same.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS

GOAL: to provide high current
income by investing mainly in
mortgage securities issued by
the Government National
Mortgage Association (Ginnie
Mae)

FUND NUMBER: 461

TRADING SYMBOL: SGMNX

START DATE: December 27,
1990

SIZE: as of August 31, 1998,
more than $667 million

MANAGER: Curt
Hollingsworth, since 1997;
manager, various Fidelity and
Spartan government funds;
joined Fidelity in 1983
(checkmark)

CURT HOLLINGSWORTH ON HIS
MORTGAGE-BACKED SECURITY
SELECTION:

 "Because there are some periods
- such as the past 12 months -
when significantly falling interest
rates can set off an unexpected
wave of mortgage prepayments, I
spend a fair amount of time
analyzing a mortgage security's risk
of being called, or redeemed, when
the underlying mortgages are
prepaid. I try to identify mortgage
securities that have less chance of
being prepaid, such as securities
with coupons - or the interest rate
the borrower promises to pay -
that are significantly higher than
current interest rates. At first
glance, it may appear that
mortgages with coupons much
higher than prevailing rates are
extremely susceptible to being
prepaid. But because these
mortgages have not yet been prepaid
- despite the borrowers being
presented with several attractive
opportunities to do so - the
likelihood that they will be prepaid
in the future is rather small."

(solid bullet) Effective the close of business on June 26, 1998, Spartan Ginnie
Mae Fund shares are no longer
available to new accounts.
Shareholders of the fund on that
date may continue to purchase
shares in accounts existing on that
date.


INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF AUGUST 31, 1998
              % OF FUND'S  INVESTMENTS   % OF FUND'S INVESTMENTS 6
                                         MONTHS AGO

 6 -  6.99%    16.6                       8.1

 7 -  7.99%    47.9                       44.3

 8 -  8.99%    24.8                       33.8

 9 -  9.99%    5.4                        5.9

10 - 10.99%    2.7                        3.7

11% and over   1.1                        1.5

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1998
              6 MONTHS AGO

Years   6.3   5.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF AUGUST 31, 1998
              6 MONTHS AGO

Years   2.3   2.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF AUGUST 31, 1998
Row: 1, Col: 2, Value: 98.2
Row: 1, Col: 1, Value: 1.8
Mortgage-backed
securities* 98.5%
Short-term
investments 1.5%
*GNMA SECURITIES 96.6%

AS OF FEBRUARY 28, 1998
Row: 1, Col: 2, Value: 97.0
Row: 1, Col: 1, Value: 3.0
Mortgage-backed
securities** 97.3%
Short-term
investments 2.7%
**GNMA SECURITIES 94.8%


INVESTMENTS AUGUST 31, 1998

Showing Percentage of Total Value of Investment in Securities


U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 98.5%

                                              PRINCIPAL VALUE
                                                 AMOUNT (NOTE 1)
FANNIE MAE - 0.2%
7%, 9/1/28 (a)                                $ 121,000 $ 123,269
12 1/4%, 6/1/15                                  6,839  7,760
12 1/2%, 11/1/13 to 5/1/21                     796,721  921,720
13 1/4%, 9/1/11                                329,014  393,109
                                                        1,445,858
FREDDIE MAC - 1.7%
8 1/2%, 10/1/18 to 2/1/19                       15,410  16,244
9%, 7/1/08 to 7/1/21                         2,850,634  3,011,698
9 3/4%, 12/1/08 to 4/1/13                      230,486  247,324
10%, 1/1/09 to 11/1/20                       3,534,115  3,828,800
10 1/4%, 8/1/10 to 11/1/16                     607,444  661,090
10 1/2%, 1/1/16 to 12/1/20                   2,086,108  2,322,382
12%, 5/1/10 to 2/1/17                          363,915  419,129
12 1/2%, 11/1/12 to 5/1/15                     613,405  714,235
13%, 11/1/12 to 11/1/14                        182,263  215,595
13 1/2%, 1/1/13 to 12/1/14                      69,337  83,202
                                                        11,519,699
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 96.6%

6%, 4/15/24 to 9/15/28                      12,088,931  11,965,462
6 1/2%, 10/15/08 to 9/15/28                 99,584,419  100,392,209
7%, 12/15/07 to 9/15/28                    170,385,695  173,928,782
7 1/2%, 2/15/07 to 7/15/28                 145,491,510  149,896,070
8%, 6/15/04 to 12/15/27                    134,627,238  139,686,349
8 1/2%, 7/15/06 to 2/15/23                  26,596,490  28,241,653
9%, 2/15/06 to 11/15/24                      8,010,379  8,579,267
9 1/2%, 5/15/02 to 1/15/23                  22,761,705  24,567,694
10%, 9/15/15 to 2/15/25                      8,073,045  8,871,300
10 1/2%, 9/15/00 to 10/15/18                 2,587,738  2,865,981
11%, 1/15/10 to 7/15/20                      2,266,417  2,549,598
11 1/2%, 10/15/10 to 12/15/15                1,500,418  1,694,942
12%, 12/15/12 to 1/15/15                       265,545  304,957
13%, 9/15/13 to 1/15/15                      301,859    355,164
                                                        653,899,428
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $657,079,908)                                     666,864,985
CASH EQUIVALENTS - 1.5%
                                               MATURITY VALUE
                                                 AMOUNT (NOTE 1)
Investments in repurchase agreements
(U.S. Treasury Obligations) in a joint
trading account at 5.86% dated
8/31/98 due 9/1/98                         $ 10,201,659 $ 10,200,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $667,279,908)                                     $  677,064,985

LEGEND

(a) Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).

INCOME TAX INFORMATION

At August 31, 1998, the aggregate cost of investment securities for income tax purposes was $670,337,196. Net unrealized appreciation aggregated $6,727,789, of which $7,456,044 related to appreciated investment securities and $728,255 related to depreciated investment securities.

At August 31, 1998, the fund had a capital loss carryforward of approximately $10,006,000 of which $9,271,000 and $735,000 will expire on August 31, 2003 and 2004, respectively.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                           AUGUST 31, 1998

ASSETS

Investment in securities, at                  $ 677,064,985
value (including repurchase
agreements of $10,200,000)
(cost $667,279,908) - See
accompanying schedule

Cash                                           384

Receivable for investments                     2,787,568
sold

Receivable for fund shares                     2,006,005
sold

Interest receivable                            3,991,706

 TOTAL ASSETS                                  685,850,648

LIABILITIES

Payable for investments         $ 15,209,460
purchased Regular delivery

 Delayed delivery                123,159

Payable for fund shares          1,780,071
redeemed

Distributions payable            810,561

Accrued management fee           214,731

Other payables and accrued       8,468
expenses

 TOTAL LIABILITIES                             18,146,450

NET ASSETS                                    $ 667,704,198

Net Assets consist of:

Paid in capital                               $ 672,603,421

Distributions in excess of                     (1,621,205)
net investment income

Accumulated undistributed net                  (13,063,095)
realized gain (loss)  on
investments

Net unrealized appreciation                    9,785,077
(depreciation) on investments

NET ASSETS, for 65,515,726                    $ 667,704,198
shares outstanding

NET ASSET VALUE, offering                      $10.19
price and redemption price
per share ($667,704,198
(divided by) 65,515,726
shares)

STATEMENT OF OPERATIONS
 YEAR ENDED AUGUST 31, 1998

INVESTMENT INCOME                             $ 44,586,107
Interest

EXPENSES

Management fee                  $ 3,990,456

Non-interested trustees'         5,490
compensation

 Total expenses before           3,995,946
reductions

 Expense reductions              (1,666,744)   2,329,202

NET INVESTMENT INCOME                          42,256,905

REALIZED AND UNREALIZED GAIN                   6,735,854
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities           (1,208,969)

 Delayed delivery commitments    9,516         (1,199,453)

NET GAIN (LOSS)                                5,536,401

NET INCREASE (DECREASE) IN                    $ 47,793,306
NET ASSETS RESULTING  FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
                                 YEAR ENDED AUGUST 31, 1998  YEAR ENDED AUGUST 31, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 42,256,905                $ 31,896,612
income

 Net realized gain (loss)         6,735,854                   2,400,527

 Change in net unrealized         (1,199,453)                 9,964,708
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       47,793,306                  44,261,847
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (40,370,877)                (31,450,669)
from net investment income

Share transactions Net            374,959,675                 189,902,217
proceeds from sales of shares

 Reinvestment of distributions    32,565,429                  24,444,132

 Cost of shares redeemed          (280,798,602)               (128,152,011)

 NET INCREASE (DECREASE) IN       126,726,502                 86,194,338
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       134,148,931                 99,005,516
IN NET ASSETS

NET ASSETS

 Beginning of period              533,555,267                 434,549,751

 End of period (including        $ 667,704,198               $ 533,555,267
distributions in excess of
net investment income of
$1,621,205 and  $2,245,026,
respectively)

OTHER INFORMATION
Shares

 Sold                             36,895,821                  19,021,848

 Issued in reinvestment of        3,202,749                   2,447,823
distributions

 Redeemed                         (27,638,095)                (12,858,397)

 Net increase (decrease)          12,460,475                  8,611,274



FINANCIAL HIGHLIGHTS

                                 YEARS ENDED AUGUST 31,

                                 1998                    1997       1996       1995       1994

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 10.060                $ 9.780    $ 9.970    $ 9.640    $ 10.270
of period

Income from Investment            .698 C                  .687 C     .639       .690       .332
Operations Net investment
income

 Net realized and unrealized      .100                    .271       (.181)     .347       (.359)
 gain (loss)

 Total from investment            .798                    .958       .458       1.037      (.027)
operations

Less Distributions

 From net investment income       (.668)                  (.678)     (.648)     (.707)     (.533)

 From net realized gain           -                       -          -          -          -

 In excess of net realized        -                       -          -          -          (.070)
gain

 Total distributions              (.668)                  (.678)     (.648)     (.707)     (.603)

Net asset value, end of period   $ 10.190                $ 10.060   $ 9.780    $ 9.970    $ 9.640

TOTAL RETURN A, B                 8.16%                   10.07%     4.67%      11.28%     (.25)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 667,704               $ 533,555  $ 434,550  $ 419,637  $ 401,018
(000 omitted)

Ratio of expenses to average      .38% D                  .51% D     .63% D     .65%       .65%
net assets

Ratio of expenses to average      .38%                    .51%       .62% E     .65%       .65%
net assets after expense
reductions

Ratio of net investment           6.88%                   6.91%      6.77%      7.30%      7.36%
income to average net assets

Portfolio turnover rate           148%                    104%       115%       229%       285%



A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).

B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE.

C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Ginnie Mae Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased or sold on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of long-term U.S. government and government agency obligations aggregated $1,017,753,365 and $891,158,033, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .65% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED

MANAGEMENT FEE - CONTINUED

services, FMR or its affiliates collected certain transaction fees from the fund's shareholders which amounted to $7,438 for the period. Effective June 27, 1998 these transaction fees were eliminated.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .38% of average net assets. This agreement will continue until December 31, 1998. For the period, the reimbursement reduced the expenses by $1,658,491.

In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $8,253 under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Ginnie Mae Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Ginnie Mae Fund (a fund of Fidelity Union Street Trust) at August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Ginnie Mae Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 7, 1998

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call Fidelity at 1-800-544-7272 and we'll send you an America Online CD or disk with up to 50 free hours of Web access.

(COMPUTER_GRAPHIC)FIDELITY ON-LINE XPRESS+TM

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

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10100 Santa Monica Blvd.
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251 University Avenue
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1760 Challenge Way
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7676 Hazard Center Drive
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455 Market Street
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950 Northgate Drive
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1400 Civic Drive
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6300 Canoga Avenue
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1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
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265 Church Street
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300 Atlantic Street
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29 South Main Street
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DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
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90 Alhambra Plaza
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4090 N. Ocean Boulevard
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1907 West State Road 434
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8880 Tamiami Trail, North
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2401 PGA Boulevard
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8065 Beneva Road
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1502 N. Westshore Blvd.
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GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
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416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
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14100 San Pedro
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19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Curt Hollingsworth, Vice President
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
*  INDEPENDENT TRUSTEES

SGM-ANN-1098  62214
1.536704.101

CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan Investment Grade Bond
Spartan Short-Intermediate
Government
Spartan Short-Term Bond
Strategic Income
Target Timeline 1999, 2001 & 2003
SM
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
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(fidelity_logo_graphic)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan Ginnie Mae Fund

(A Fund of Fidelity Union Street Trust)

Fidelity Ginnie Mae Fund
(A Fund of Fidelity Income Fund)

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

March 22, 1999

This Statement of Additional Information relates to the proposed reorganization whereby Fidelity Ginnie Mae Fund (Fidelity Ginnie Mae), a fund of Fidelity Income Fund, would acquire all of the assets of Spartan Ginnie Mae Fund, a fund of Fidelity Union Street Trust, and assume all of Spartan Ginnie Mae Fund's liabilities in exchange solely for shares of beneficial interest in Fidelity Ginnie Mae.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated herein by reference:

 1. The Statement of Additional Information of Fidelity Ginnie Mae dated September 21, 1998, which was previously filed via EDGAR (Accession No. 0000708191-98-000012).
 2. The Supplement to the Statement of Additional Information of Fidelity Ginnie Mae dated October 8, 1998, which was previously filed via EDGAR (Accession No. 0000751199-98-000027).
 3. The Supplement to the Prospectus of Fidelity Ginnie Mae dated January 1, 1999, which was previously filed via EDGAR (Accession No. 0000917286-98-000011).
 4. The Prospectus and Statement of Additional Information of Spartan Ginnie Mae Fund dated October 20, 1998, which was previously filed via EDGAR (Accession No. 0000356173-98-000023).
 5. The Supplement to the Prospectus of Spartan Ginnie Mae Fund, dated January 1, 1999, which was previously filed via EDGAR (Accession No. 0000718581-98-000018).
 6. The Financial Statements included in the Annual Report of Fidelity Ginnie Mae for the fiscal year ended July 31, 1998, which was previously filed via EDGAR (Accession No. 0000751199-98-000022).
 7. The Financial Statements included in the Annual Report of Spartan Ginnie Mae Fund for the fiscal year ended August 31, 1998, which was previously filed via EDGAR (Accession No. 000035330-98-000008).
 8. The Pro Forma Financial Statements for Spartan Ginnie Mae Fund and Fidelity Ginnie Mae for the period ended July 31, 1998.

This Statement of Additional Information is not a prospectus. A Proxy Statement and Prospectus dated March 22, 1999, relating to the above-referenced matters may be obtained from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109. This Statement of Additional Information relates to, and should be read in conjunction with, such Proxy Statement and Prospectus.

PART C. OTHER INFORMATION

Item 15. Indemnification

 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit, or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in the settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

 Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed transfer agent, the Trust agrees to indemnify and hold FSC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

 (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names FSC and/or the Trust as a party and is not based on and does not result from FSC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FSC's performance under the Transfer Agency Agreement; or

 (2) any claim, demand, action or suit (except to the extent contributed to by FSC's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from FSC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of FSC's acting in reliance upon advice reasonably believed by FSC to have been given by counsel for the Trust, or as a result of FSC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

 Item 16. Exhibits

          (1) Amended and Restated Declaration of Trust, dated July 15, 1998, is incorporated herein by reference to
                 Exhibit 1 of Post Effective Amendment No. 48.

          (2) Bylaws of Fidelity Income Fund, as currently in effect, are incorporated herein by reference to
                 Exhibit 2 of Fidelity Union Street Trust's
                 Post-Effective Amendment No. 87 (File No. 2-50318).

         (3)     Not applicable.

         (4) Form of Agreement and Plan of Reorganization between Fidelity Union Street Trust: Spartan Ginnie Mae Fund and Fidelity Income Fund: Fidelity Ginnie Mae Fund is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.

          (5) Article VIII of the Declaration of Trust, dated July 15, 1998 is incorporated herein by reference to
                 Exhibit 1 to Post Effective Amendment No. 48.

          (6)(a) Management Contract, dated August 1, 1994, between Fidelity Mortgage Securities Portfolio (currently known as Fidelity Advisor Mortgage Securities Fund) and Fidelity Management and Research Company is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 31.

             (b) Management Contract, dated August 1, 1998, between
                 Fidelity Ginnie Mae Fund and Fidelity Management and Research Company is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 48.
             (c) Management Contract, dated December 1, 1990, between
                 Spartan Limited Maturity Government Fund (currently known as Fidelity Intermediate Government Income
                 Fund) and Fidelity Management and Research Company is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 31.

             (d) Management Contract, dated November 28, 1997, between
                 Fidelity Income Fund, on behalf of Fidelity
                 Government Securities Fund (currently known as
                 Fidelity Government Income Fund), and Fidelity
                 Management & Research Company is incorporated herein by reference to Exhibit 5(d) of Post-Effective
                 Amendment No. 44.

             (e) Sub-Advisory Agreement, dated August 1, 1994, between
                 Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Fidelity Mortgage Securities Portfolio (currently known as Fidelity Advisor Mortgage Securities Fund) is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 31.

            (f) Sub-Advisory Agreement, dated August 1, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Mortgage Securities Portfolio (currently known as Fidelity Advisor Mortgage Securities Fund) is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 31.

             (g) Sub-Advisory Agreement, dated August 1, 1994, between
                 Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Fidelity Ginnie Mae Portfolio (currently known as Fidelity Ginnie Mae Fund) is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 31.

             (h) Sub-Advisory Agreement, dated August 1, 1994, between
                 Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Fidelity Ginnie Mae Portfolio (currently known as Fidelity Ginnie Mae Fund) is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 31.

            (i) Sub-Advisory Agreement, dated August 1, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Spartan Limited Maturity Government Fund (currently known as Fidelity Intermediate Government Income
                 Fund) is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 31.

            (j) Sub-Advisory Agreement, dated August 1, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Spartan Limited Maturity Government Fund (currently known as Fidelity Intermediate Government Income
                 Fund) is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 31.

          (7)(a) General Distribution Agreement, dated April 1, 1987, between Fidelity Mortgage Securities Portfolio (currently known as Fidelity Advisor Mortgage Securities Fund) and Fidelity Distributors Corporation is incorporated herein by reference to
                 Exhibit 6(a) of Post-Effective Amendment No. 33.

             (b) General Distribution Agreement, dated April 1, 1987,
                 between Fidelity Ginnie Mae Portfolio (currently known as Fidelity Ginnie Mae Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 33.

             (c) Amendment, dated January 1, 1988, to the General
                 Distribution Agreement between Fidelity Mortgage Securities Portfolio (currently known as Fidelity Advisor Mortgage Securities Fund), Fidelity Ginnie Mae Portfolio (currently known as Fidelity Ginnie Mae
                 Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 33.

             (d) General Distribution Agreement, dated April 30, 1988,
                 between Fidelity Short-Term Government Portfolio (currently known as Fidelity Intermediate Government Income Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 33.

             (e) General Distribution Agreement, dated November 28,
                 1997 between Fidelity Government Securities Fund (currently known as Fidelity Government Income Fund) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 44.

            (f) Amendments to the General Distribution Agreement between Fidelity Income Trust on behalf of Fidelity Mortgage Securities Fund (currently known as Fidelity Advisor Mortgage Securities Fund), Fidelity Ginnie Mae Fund, Spartan Limited Maturity Government Fund (currently known as Fidelity Intermediate Government Income Fund), Fidelity Government Securities Fund (currently known as Fidelity Government Income Fund) and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).

         (8)(a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to
                 Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.

             (b) The Fee Deferral Plan for Non-Interested Person
                 Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.

          (9)(a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).

             (b) Appendix A, dated September 18, 1997, to the
                 Custodian Agreement, dated December 1, 1994, between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8(e) of Fidelity Charles Street Trust's Post-Effective
                 Amendment No. 62 (File No. 2-73133).

             (c) Appendix B, dated September 18, 1997, to the
                 Custodian Agreement, dated December 1, 1994, between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8(f) of Fidelity Charles Street Trust's Post-Effective
                 Amendment No. 62 (File No. 2-73133).

             (d) Fidelity Group Repo Custodian Agreement among The
                 Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

             (e) Schedule 1 to the Fidelity Group Repo Custodian
                 Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

            (f) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

             (g) Schedule 1 to the Fidelity Group Repo Custodian
                 Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

             (h) Joint Trading Account Custody Agreement between The
                 Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

             (i) First Amendment to Joint Trading Account Custody
                 Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

        (10)(a) Distribution and Service Plan between Fidelity Mortgage Securities Portfolio (currently known as Fidelity Advisor Mortgage Securities Fund: Initial Class) and Fidelity Distributors Corporation is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 38.

             (b) Distribution and Service Plan pursuant to Rule 12b-1
                 for Fidelity Ginnie Mae Fund is incorporated herein by reference to Exhibit 15(b) of Post-Effective
                 Amendment No. 42.

             (c) Distribution and Service Plan pursuant to Rule 12b-1
                 for Spartan Limited Maturity Government Fund
                 (currently known as Fidelity Intermediate Government Income Fund) is incorporated herein by reference to
                 Exhibit 15(c) of Post-Effective Amendment No. 42.

             (d) Distribution and Service Plan pursuant to Rule 12b-1
                 for Fidelity Advisor Mortgage Securities Fund: Class A is incorporated herein by reference to Exhibit
                 15(d) of Post-Effective Amendment No. 38.

             (e) Distribution and Service Plan pursuant to Rule 12b-1
                 for Fidelity Advisor Mortgage Securities Fund: Class T is incorporated herein by reference to Exhibit
                 15(e) of Post-Effective Amendment No. 38.

             (f) Distribution and Service Plan pursuant to Rule 12b-1
                 for Fidelity Advisor Mortgage Securities Fund: Class B is incorporated herein by reference to Exhibit
                 15(f) of Post-Effective Amendment No. 38.

             (g) Distribution and Service Plan pursuant to Rule 12b-1
                 for Fidelity Advisor Mortgage Securities Fund:
                 Institutional Class is incorporated herein by reference to Exhibit 15(g) of Post-Effective
                 Amendment No. 38.

             (h) Distribution and Service Plan pursuant to Rule 12b-1
                 for Fidelity Government Securities Fund (currently known as Fidelity Government Income Fund) is incorporated herein by reference to Exhibit 15(h) of Post-Effective Amendment No. 44.

             (i) Rule 18f-3 Plan, dated February 1, 1997, is
                 incorporated herein by reference to Exhibit 18 of Post-Effective Amendment No. 38.

           (11)  Opinion and consent of counsel (Kirkpatrick &Lockhart
                 LLP) as to the legality of shares being registered in connection with the reorganization of Spartan Ginnie Mae Fund is filed herein as Exhibit 11.

           (12)  Opinion and Consent of counsel (Kirkpatrick &
                 Lockhart LLP) as to tax matters in connection with the reorganization of Spartan Ginnie Mae Fund is filed herein as Exhibit 12.

            (13) Not applicable.

            (14) Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 14.

            (15) Pro Forma combining financial statements are filed
                 herein as Exhibit 15.

            (16) Powers of Attorney, dated December 19, 1996, March 6,
                 1997, June 30, 1997 and July 17, 1997 are filed herein as Exhibit 16.

            (17) Not applicable.

Item 17. Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 28th day of January 1999.

      Fidelity Income Fund

      By /s/Edward C. Johnson 3d          +
           Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)                     (Title)                        (Date)

/s/Edward C. Johnson 3d  +       President and Trustee          January 28, 1999

Edward C. Johnson 3d             (Principal Executive Officer)



/s/Richard A. Silver     *        Treasurer                      January 28, 1999

Richard A. Silver



/s/Robert C. Pozen               Trustee                        January 28, 1999

Robert C. Pozen



/s/Ralph F. Cox           **      Trustee                        January 28, 1999

Ralph F. Cox



/s/Phyllis Burke Davis    **      Trustee                        January 28, 1999

Phyllis Burke Davis



/s/Robert M. Gates        ***      Trustee                        January 28, 1999

Robert M. Gates



/s/E. Bradley Jones       **       Trustee                        January 28, 1999

E. Bradley Jones



/s/Donald J. Kirk         **       Trustee                        January 28, 1999

Donald J. Kirk



/s/Peter S. Lynch         **       Trustee                        January 28, 1999

Peter S. Lynch



/s/Marvin L. Mann         **       Trustee                        January 28, 1999

Marvin L. Mann



/s/William O. McCoy       **       Trustee                        January 28, 1999

William O. McCoy



/s/Gerald C. McDonough     **      Trustee                        January 28, 1999

Gerald C. McDonough



/s/Thomas R. Williams      **      Trustee                        January 28, 1999

Thomas R. Williams


+ Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by John H. Costello pursuant to a power of attorney dated June 30, 1997 and filed herewith.

** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.

*** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.